Exhibit 4.11

Wuxi Seamless Oil Pipe Co., Ltd.

(As Borrower)

Bank of China Limited Jiangsu Branch

(As Arranging Bank)

Bank of China Limited Wuxi Branch

Agricultural Bank of China Limited Wuxi Branch

(As Co-lead Bank)

Bank of China Limited Wuxi Branch

Agricultural Bank of China Limited Wuxi Branch

Nanyang Commercial Bank (China) Limited Wuxi Branch

China Merchants Bank Co., Ltd. Wuxi Branch

Industrial and Commercial Bank of China Limited Wuxi Branch

China CITIC Bank Corporation Limited Wuxi Branch

Shanghai Pudong Development Bank Co., Ltd. Wuxi Branch

China Everbright Bank Co., Ltd. Wuxi Branch

(As Participant Bank)

Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch

(As Credit Agent Bank, Guarantee Agent Bank)

Agricultural Bank of China Limited Wuxi New District Sub-branch

(As Guarantee Agent Bank)

Wuxi Seamless Oil Pipe Co., Ltd. Structured Bank Consortium Comprehensive Credit and Loan Agreement with an Amount Equivalent to RMB 3.5 Billion

August, 2011

Wuxi

Contents

1. Definition and Explanation:

2. Credit Line and Deadline

3. Loan Line

4. Loan Deadline

5. Usage of Loan

6. Withdrawal

7. Interest Rate, Accrual and Payment

8. Payment

9. Repayment Date

10. Trade Financing

11. Cancellation

12. Stipulations of Payment

13. Guarantee

14. Statement and Guarantee

15. Promise

16. Charges and Taxes

17. Cost Increase

18. Financial Documents

19. Default Events

20. Relations of Bank Consortium

21. Bank Consortium Meeting

22. Apportionment

23. Transfer

24. Confidential and Information Disclosure

25. Liabilities Certificate

26. Legal Changes

2.7 Deduction

28. Extended Deadline and Partial Invalidity

29. Amendment and Supplement

30. Notification

31. Original of Agreement

32. Applicable Laws and Disputes Settlement

33. Validity and Termination

Signing pages

Appendix 1

Initial Participant Bank, Initial Loan Commitment Amount and Subscription Amount

Appendix 2

Subscription Letter of Credit Line Balance (Form)

Appendix 3

Certificate of Legal Representative (Form)

Appendix 4

Withdrawal Notification (Form)

Appendix 5

Syndicated Loan Notification (Form)

Appendix 6

Repayment Notification (Form)

Appendix 7

Reimbursement Notification (Form)

Appendix 8

Payment Notification (Form)

Appendix 9

Mortgage and Pledge Property List

Appendix 10

Maximum Amount Property Mortgage Contract (Form)

Appendix 11

Maximum Amount Stock Right Pledge Contract (Form)

Appendix 12

Accounts Receivable Pledge Contract (Form)

Appendix 13

Floating Mortgage Contract (Form)

Appendix 14

Transfer Certificate (Form)

Appendix 15

Transferred Loan Commitments (Form)

Appendix 16

Financial Indicator Requirements of Borrower During Special Observation Period

This Agreement was signed by the following parties in Wuxi Hi-new Technical Industries Development Zone on August 29, 2011:

(1) Wuxi Seamless Oil Pipe Co., Ltd. (WSP) is a limited liability company legally established and efficiently existing in China. The company is located No. 235, Chengnan Road, Wuxi Hi-new Technical Industries Development Zone. The company serves as the borrower (hereinafter called Borrower);

(2) Bank of China Limited Jiangsu Branch serves as arranging bank (hereinafter called “Arranging Bank”);

(3) Bank of China Limited Wuxi Branch, Agricultural Bank Limited Wuxi Branch are regarded as the co-lead Bank (hereinafter called “Co-lead Bank”);

(4) Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch serves as credit agent bank (hereinafter called “Credit Agent Bank”);

(5) Agricultural Bank of China Limited Wuxi New District Sub-branch, Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch mutually serve as “Guarantee Agent Bank” (hereinafter called “Guarantee Agent Bank”);

(6) Bank of China Limited Wuxi Branch, Agricultural Bank of China Limited Wuxi Branch, Nanyang Commercial Bank (China) Limited Wuxi Branch, China Merchants Bank Co., Ltd. Wuxi Branch, Industrial and Commercial Bank of China Limited Wuxi Branch, China CITIC Bank Corporation Limited Wuxi Branch, Shanghai Pudong Development Bank Co., Ltd. Wuxi Branch, China Everbright Bank Co., Ltd. Wuxi Branch together to be Initial Participant Bank (hereinafter called “Initial Participant Bank”).

After friendly and equal negotiation of both parties, based on the true will, the following agreement is hereby reached:

1. Definition and Explanation:

1.1 In the agreement:

The arranging bank refers to Bank of China Limited Jiangsu Branch.

This agreement refers to WSP Structured Bank Consortium Comprehensive Credit and Loan Agreement with an Amount Equivalent to RMB 3.5 Billion and any other amendment and supplement.

Validity of Agreement refers to the period from the validity of agreement to the payment date of all the liquid capital loans under the bank consortium, principal, interests and other understanding for trade financing.

Financial Statement refers to the financial documents provided by the borrower according to Article 18.1 of the agreement, including but not limited to the original copies of balance sheet, profit & losses statement, cash flow statement, etc.

Participant bank refers to the Initial Participant Bank, newly-increased bank with subscribed credit line during the agreement and or transferee’s bank.

Special Account for Debt Payment refers to RMB account opened or appointed by the borrower in credit agent bank according to Article 15.15 of agreement, which is special for the borrower to deposit the capital such as the principal, interests and charges of loan under this agreement.

Cost Increase refers to the definition appointed in Article 17 of this agreement.

Loan Commitment Proportion refers to the proportion of the temporal loan commitment sum of participant bank and temporal loan commitment sum of all the participant banks at any time.

The loan commitment sum refers to: under the precondition of other appoints of this agreement, (1) for initial participant bank, the initiation loan commitment sum of this initial bank + sum of newly-increased loan line of this participant bank during the agreement-(a) the sum of this participant bank of all the loans granted according to this agreement; (b) sum of this participant bank of the loan line sum cancelled as per this agreement;(c) any loan commitment sum transferred by this initial participant bank as per Article 23 of this agreement; (2) For the participant bank with newly-increased subscribed loan line during the agreement, the sum of loan line subscribed by the participant bank-(a) the sum of this participant bank of all the loans granted according to this agreement; (b) sum of this participant bank of the loan line sum cancelled as per this agreement; (c) for 1 transferee’s bank, any loan commitment sum transferred by the transferee’s bank as per Article 23 of this transferee’s bank-sum of transferee’s bank of all the loan withdrawn-sum of transferee’s bank of loan line sum cancelled as per this agreement.

Pledgor refers to WSP.

Initial participant bank refers to Bank of China Limited Wuxi Branch, Agricultural Bank of China Limited Wuxi Branch, Nanyang Commercial Bank (China) Limited Wuxi Branch, China Merchants Bank Limited Wuxi Branch, Industrial & Commercial Bank of China Wuxi Branch, China CITIC Bank Corporation Limited Wuxi Branch, Shanghai Pudong Development Bank Co., Ltd, China Everbright Bank Company Limited Wuxi Branch.

Initial loan commitment sum refers to the initial loan commitment sum listed in the appendix 1 of the agreement and subscribed by the initial participant bank on the validity date of the agreement, which is only for 1 Initial Participant Bank.

Initial Subscription Sum refers to the initial subscription sum for trade financing credit line listed in the appendix 1 of the agreement and subscribed by the initial participant bank on the validity date of the agreement, which is only for 1 Initial Participant Bank.

Resign Agent Bank has the definition appointed in Article 20.7 of this agreement.

Agent Bank refers the credit agent bank, guarantee agent bank and/or succession agent bank.

Loan Line refers to the RMB loan line mentioned in Article 3.1 of this agreement.

Balance of Loan Line refers to the balance of total sum of initial credit subscribed by the participant bank on the validity date of the agreement and RMB2,100,000,000.

Loan Interest refers to the annual loan interest appointed in Article 7.1 (1) for each sum of loan with loan line withdrawn by the borrower.

Loan Period refers to the period of liquid capital loan provided to the borrower by the participant bank according to the articles and condition of this agreement, which is mentioned in Article 4.1 of this agreement and agreed by the participant bank.

Loan Balance refers to total loan fund of liquid capital loan granted as per the agreement and unpaid by the borrower at any time.

Loan Fund refers to the loan principal of any sum of liquid capital loan granted or to be granted to borrower under the loan line as per the articles of the agreement.

Guarantee Agent Bank refers to Agricultural Bank of China Limited Wuxi Branch, Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch or any successor and /or transferee, who sign the guarantee contract and handle the guarantee matters with the guarantors as the agents of bank consortium based on this agreement as main contract.

Guarantee Contract refers to mortgage contract, pledge contract and/or any guarantee documents signed by the borrower or any third party for guaranteeing the borrower to fulfill the agreement.

Guarantee Interest refers to any agreement or arrangement with mortgage, pledge, detention, deposit or guarantee efficiency or purpose (whatever this agreement or arrangement is correct or not, they must bed set or explained based on Chinese laws)

Guarantor refers to pledgor, mortgagor any third party or successor and/or transferee who sign any guarantee documents with guarantee agent bank for guaranteeing the borrower to fulfill the agreement.

The mortgage contract refers to one or more copies of maximum sum assets mortgage contract drafted as per the form and contents listed in Appendix 10 of this agreement by and between mortgagor and Agricultural Bank of China Wuxi New District Sub-branch-guarantee agent bank, one or more floating mortgage contract Appendix 13 of this agreement by and between mortgagor and Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch-guarantee agent bank.

Mortgagor refers to WSP.

Majority Participant bank refers to (1) when the loan balance under this agreement is zero, one or more participant banks whose credit sum in the credit balance is more than 2/3 of the loan balance; or (2) when the loan balance is more than zero, one or more participant banks whose credit sum in the credit balance is more than 2/3 of the loan balance.

Default Interest Rate refers to the overdue default interest rate and /or default interest rate for personal use.

Share Money has the definition appointed in Article 22.1 of this agreement.

Related Party refers to the controlling shareholder of borrower, actual controller, directors,

supervisors, superintendents, enterprises, entity and individual with direct or indirect controlling relations, another enterprises, entity and individuals who may lead to the transfer of borrower’s interest.

Payment Date refers to the date listed in the payment date of withdrawal notification for each sum of loan.

Accounting Year refers to the period from Jan 1 of each calendar year (including this day) to Dec 31 of this calendar year (including this day) for the borrower.

Accounting Norms refer to the accounting norms in conformity with Chinese laws and applicable in China.

Base Rate refers to RMB legal loan interest rate (shown by the annual interest rate) stipulated, adjusted and issued by People’s Bank of China irregularly.

Value date refers to the definition appointed in Article 7.2 of this agreement.

Succession Agent Bank refers to the definition appointed in Article 20.8 of this agreement.

Expiry Date refers to each day of Mar 20, Jun 20, Sep 20 and Dec 20 and expiry date of each sum of capital and trade financing capital. The last expiry date under this agreement is the last payment date or all the debts redemption date. The interest will be paid off together with the principal.

Borrower refers to WSP.

Shareholders of borrower refer to all the investors of registered capital listed in the Articles of Incorporation of the borrower and another successors or transferees.

Independent Pay of Borrower refers to: The borrower independently pay to the business objective of the borrower who is in conformity with the loan usage appointed in Article 5.1 of this agreement after the credit agent bank mentioned in Article 12.18 of this agreement grant the loan fund granted by the participant bank to special capital account of borrower based on the capital withdrawal application of borrower.

Available Loan Commitment Sum refers to the balance between the loan commitment sum of this participant bank and the loan sum required for withdrawal in any withdrawal notification and not withdrawn under the precondition of this agreement.

Interest Adjustment Date refers to the next day of each day of Mar 20, Jun 20, Sep 20 and Dec 20 of each calendar year.

Co-lead Bank refers to Bank of China Limited Wuxi Branch and Agricultural Bank of China Limited Wuxi Branch.

Liquid Capital Loan refers to the loan granted by the participant bank to the borrower based on the agreement and used by the borrower for liquid capital turnover or replacement of stock loan. The loan line of liquid capital loan under the agreement cannot be more than RMB2,100,000,000.

Trade Financing refers to the short financing applied by the borrower to the bank consortium based on this agreement and provided by the participant bank to the borrower. The trade financing credit way under this agreement includes, but not limited to package loan, bank acceptance, export bill purchase, export discount, import bill purchase, L/C, shipping guarantee, commercial draft discount, L/G, factoring, forfeiting, etc.

Trade Financing Credit Line refers to the credit line balance between the trade financing sum applied by the borrower to the bank consortium based on Article 10.1 of this agreement and guarantee sum provided by the borrower to the participant bank.

Balance of Trade Financing Credit Line refers to the balance between the total initial subscription sum subscribed on the validity of agreement and sum equivalent to RMB1,400,000,000.

Credit Validity of Trade Financing refers to the credit validity of trade financing provided by the participant bank to the borrower as per Article 10.3 of this agreement.

Credit Balance of Trade Financing refers to the total sum of trade financing granted by the participant bank, but unpaid or fulfilled by the borrower.

Default Interest Rate for Personal Use has the definition appointed in Article 73.(2) of this agreement.

Notification Cancellation refers to a copy of written notification upon entirely or partially canceling the credit sum/subscription sum of participant bank provided to the agent bank as per the appointment stated in Article 1.2 of this agreement.

RMB refers to the legal currency of China.

People’s Bank refers to People’s Bank of China or any branch according to the contents.

The subscription proportion refers to the proportion of subscription amount of participant bank accounting for the total subscription amount of the participant bank.

The subscription amount refers to: under the precondition of other appointments of this agreement, at any time, (1) only for 1 Initial Participant Bank, the initial subscription amount of initial participant bank+ amount with newly-increased trade financing credit line during the validity of agreement-(a) the portion of this initial participant bank in all the trade financing amount granted as per the agreement-(b) the portion of this initial participant bank in the trade financing amount cancelled as per the stipulations of this agreement-(c) the subscription amount of any party transferred as per Article 23 of this agreement; (2) for the participant bank with newly-increased trade financing credit line during the agreement, the subscribed amount with trade financing credit line of participant bank-(a) the portion of the participant bank in all the trade financing capital granted as per the agreement -(b) the portion of this initial participant bank in the trade financing amount cancelled as per the stipulations of this agreement-(c) the shared amount of any party transferred as per Article 23 of this agreement; (3) only for 1 transferee’s bank, the subscription amount of any party transferred as per Article 23 of this agreement-the portion of the transferee’s bank in all the trade financing amount granted as per the agreement-the portion of the transferee’s bank in the trade financing amount cancelled as per this agreement.

Financing Documents refer to this agreement, guarantee contract, bank consortium agreement between borrower and participant banks, liquidity management agreement, document related to the credit under the agreement and any document appointed by co-lead bank, participant bank, agent bank and borrower.

The validity date refers to the formal signing date of formal documents mentioned in Article 33.1 of this agreement and signed by the borrower, arranging bank, co-lead bank, credit agent bank, guarantee agent bank and every participant bank.

The transferee’s bank has the definition appointed in Article 23.3 of this agreement.

Credit agent bank refers to Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch or any other successor and/or transferee.

The entrusted payment of credit agent bank refers to: as per Article 12.14 and 12.15 of this agreement, the credit agent bank pay the loan fund to the business objective of borrower and financial institute with stock loan who are in conformity with the loan usage appointed in Article 5.1 of this agreement via the special capital account of borrower based on the application and payment entrust of borrower.

The credit line refers to the credit line of liquid capital loan and trade financing applied by the borrower to the bank consortium as per Article 2.1 of this agreement. The credit line includes loan line and trade financing credit line.

Balance of Credit line refers to the balance among the loan commitment amount of loan line for the credit line subscribed by the participant bank on the validity date, total subscription amount of trade financing credit line and amount equivalent to RMB 3,500,000,000.

Credit deadline refers to the period from the withdrawal date of first sum of capital to 36 months after the validity date (including this day) of this agreement. During which, the participant bank agrees to provide the liquid capital loan and trade financing credit line as per the articles and condition of this agreement.

Credit balance refers to the total credit capital granted by the participant bank under this agreement, but unpaid or fulfilled by the borrower.

Credit capital refers to any sum of loan line granted by the participant bank and principal of trade financing credit line as per the agreement.

Taxes refer to the taxes, fees, customs, withholding tax and other similar fees collected by the taxation, finance or other administration organs under jurisdiction of the courts.

Withdrawal date refers to the actual granting date of each sum of loan fund.

Withdrawal notification refers to any withdrawal notification formally issued to the borrower as per the form of appendix 4 and contents of this agreement and examined by the credit agent bank.

Repayment Notification refers to any repayment notification formally issued to the borrower as per the form of appendix 6 and contents of this agreement and examined by the credit agent bank.

The default event refers to any event listed in Article 19.1 of this agreement.

Relevant regulator refers to People’s Bank, China Banking Regulatory Commission (CBRC) and China Securities Regulatory Commission or any branch based on the context.

CBRC refers to China Banking Regulatory Commission or any branch based on the context.

Based on the purpose of this agreement, Bank consortium (1) Bank of China Limited Jiangsu Branch serves as arranging bank; (2) Bank of China Limited Wuxi Branch and Agricultural Bank of China Limited Wuxi Branch serves as co-lead bank (3) Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch serves as credit agent bank; (4) Agricultural Bank of China Wuxi New District Sub-branch and Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch as the guarantee agent bank (5) the bank listed in Appendix 1 of this agreement and the bank providing the credit under the agreement to the borrower as per this agreement serve as the participant bank group.

Bank Consortium Agreement refers to WSP Structured Bank Consortium Comprehensive Credit and Loan Agreement with an Amount Equivalent to RMB 3.5 Billion and any amendment and supplement signed by arranging bank, co-lead bank, initial participant bank, credit agent bank and guarantee bank on Aug 29, 2011.

The working day refers to any working day of commercial bank in China (not including Saturday and Sunday and other legal holidays and festivals).

Overdue Penalty Interest Rate has the definition appointed in Article 7.3.(1) of this agreement.

Liability includes, but not limited to the any liabilities related to the following items: (1) loan; (2) any company mortgage bond, bond, cashier’s cheque, stock or other similar bills; (3) any acceptance or documentary credit (4) sold or discounted accounts receivable (excluding the accounts without recourse);(5) purchase cost of any assets paid before or after obtained or occupied. The prepaid or deferred payment serves as one of financing to the purchase of the assets; (6) financing for purchasing the leasing assets; (7) Any fair price for any currency swap, interest swap, cap-and-trade and flooring trade and other derivative trade; (8) Account financed by the loan or financing results in the other business; (9) Any guarantee, compensation or similar promise to the financial losses of any person; (10) Liabilities related to any other contract. But, any liability cannot be doubly counted.

Pledge Contract refers to the pledge contract of maximum stock rights signed by and between the mortgagor and the guarantee bank-Agricultural Bank of China Wuxi New District Sub-branch as per the form and contents listed in Appendix 11 of this agreement, the pledge contract of accounts receivable signed by and between the mortgagor and the guarantee bank-Agricultural Bank of China Wuxi New District Sub-branch as per the form and contents listed in Appendix 12 of this agreement.

China refers to the People’s Republic of China.

Critical Adverse Effect refers to great changes happened with the legal status, assets condition, financial condition or operation condition of the borrower, which has brought or will bring critical adverse effect to the capacity of borrower to fulfill all the duties under the agreement based on the reasonable adjustment of major participant banks.

The transferee’s bank has the definition appointed in Article 23.3 of this agreement.

The transfer certificate refers to one copy of transfer document signed by the transfer bank, transferee’s bank or agent bank as per the form and contents listed in Appendix 14 of this agreement.

Special Capital Account refers to the account opened or appointed by the credit agent bank as per Article 15.15 of this agreement, which is special for depositing the loan fund granted by the bank consortium and normal operation expenditures of borrower.

The subsidiary refers to the enterprise entity whose similar rights of more than 50% of stock rights are directly or indirectly held or the election of more than half of members of board of directors can be decided by others or actually controlled by others via the agreement or other arrangement.

The last payment date refers to 36 months as of the withdrawal date (including this day) of first sum of loan, excluding another stipulations of this agreement.

1.2 Explanation

(1) The catalogue and topics of articles in the agreement are established only for convenient reading, which can be neglected when explaining the agreement.

(2) “Assets” should be understood as the current and future, tangible or intangible assets, income, earning, account receivable, intellectual property, trade name and any nature of property rights.

(3) “Person” should be understood as any natural person, enterprise legal person, institution legal person, partner, country, governmental departments, international organizations, social corporations, groups or any other organization and legal entity.

(4) “One Party control other party” refers that one party has the right to decide or effect the management and decision-making through holding the stock right with voting power or contract or any other way.

(5) Continuousness of one default event refers that this default event has happened and hasn’t been removed, which didn’t make the bank consortium to provide the satisfactory and reasonable remedy or was exempted by the bank consortium.

(6) “One month” refers to the period from one day of one calendar month to the corresponding day of the next calendar month. But, if the next calendar month hasn’t the corresponding day, this period should be ended on the last day of next calendar month.

(7) “business Suspense”, “Dismiss”, “Liquidation”, “Bankruptcy”, “Reforming” or “Readjustment” of any person should be understood as any same or similar legal procedures as per the establishment place of this person or business place. Enter into this legal procedures include that this person has passed the decision or any person applies for this legal procedures.

(8) “Participant Bank” and “Agent Bank” mentioned in the agreement should be explained as any legal successor and allowed transferee.

(9) This agreement, any other agreement or document should be understood as any amendment, modification, replacement or supplement made for according with the appointments of the articles.

(10) “The foregoing”, “no more than”, “in  days”, “in   working days”, “expiry”, “as of” stated in the agreement include the basic number.

(11) Excluding another appointment in the agreement, when RMB or other foreign currency are converted under the agreement, the medium price between RMB and equivalent foreign currency rate issued by China Sate Administration of Foreign Currency should be counted on the same day. During the settlement and sales of exchange, the foreign exchange should be converted as per the foreign exchange rate issued by the agent bank on the payment date.

2. Credit Line and Deadline

2.1 The participant bank separately agree to provide the credit line of principal equivalent to no more than RMB3,500,000,000 and no less than RMB2,500,000,000 to the borrower as per this agreement. Of which, it includes:

(1) Loan line with total principal no more than RMB2,100,000,000.

(2) Trade financing credit line with total principal no more than RMB1,400,000,000.

2.2 On the validity of this agreement, the limit of credit line subscribed by the initial participant bank is equivalent RMB2,860,000,000). The portion subscribed by the initial participant bank on the validity date of this agreement should be listed in appendix 1 of this agreement. On the validity of the agreement, the balance of credit line should be equivalent RMB640,000,000 to be subscribed by the participant bank. The subscription period should be the shortest period between the validity period of this agreement and the period from the effective date to the purchase date of full credit balance. If the amount in the credit line subscribed by the participant bank during the agreement cannot reach equivalent RMB3,500,000,000, and the total financing amount of the borrower is no more than equivalent RMB3,500,000,000 and the liquid fund loan is no more than RMB2,100,000,000, the borrower can apply for financing to the financial institutions beyond the bank consortium.

2.3 When any participant bank purchases the credit line balance, the bank should submit the “Subscription letter of Credit Line Balance” to the co-lead bank as per the form listed in appendix 2 of this agreement. When any participant bank purchases the credit line balance, the participant bank should subscribe the credit line balance as per the proportion of 60%:40% between the subscribed loan line and trade financing credit line. The credit line balance subscribed by the participant bank and confirmed by the co-lead bank is the amount of credit line balance finally subscribed by the participant bank.

2.4 During the credit, the sales income in the last year of the borrower shouldn’t be less than the equivalent RMB RMB4,000,000,000. After the approval of bank consortium, the borrower can ask to increase the credit line of trade financing. The proportion of increased trade financing credit line cannot exceed the proportion of increased sales income in last year. If the bank consortium agrees to increase the credit line of trade financing, the participant bank has the prior subscription right under the same condition.

2.5 The duties of each participant bank under the agreement are mutually independent. If any participant bank cannot fulfill the duties under the agreement, any other participant bank or borrower cannot be exempted from fulfilling the duties under the agreement. It is no necessary for any participant bank to bear any liability for other duties under this agreement.

2.6 The credit deadline under this agreement is 36 months as of the withdrawal date of first sum of loan fund.

2.7 Considering that the borrower is during the business recovery, the special observation period of bank consortium:

(1) The special observation period is 12 months as of the withdrawal date of first sum of loan fund. During the special observation period, the bank consortium will check the business index of borrower. The check period is from Jul 1, 2011 to Jun 30, 2012.

(2) The check index set during the special observation period can see appendix 16 of this agreement.

(3) The borrower should submit the business analysis report during the special observation period to the credit agent bank before Jul 20, 2012. The credit agent bank should convene the bank consortium meeting in 3 days after receiving the t business analysis report submitted by the borrower. The bank consortium should convene the bank consortium meeting before Aug 5, 2012 and discuss and decide the continuousness of bank consortium after the special observation period;

(4) If the business condition of the borrower is improved and can reach the check index listed in Appendix 16 of this agreement during the special observation period, each participant bank of bank consortium should continue to provide the credit line, credit commitment amount and subscription amount appointed in the agreement for the borrower as per the appointments of this agreement;

(5) If the business condition of borrower obviously deteriorates and cannot reach the check index listed in Appendix 16 of this agreement during the special observation period, the bank consortium has the right to terminate in advance in 12 months after the withdrawal date of first sum of loan fund;

(6) During special observation period, the interest for the liquid capital loan provided by the participant bank should be calculated as per 5% more than the basic interest rate for the liquid capital loan from 1 year to 3 years issued by People’s Bank of China. If the borrower cannot reach the check index listed in Appendix 16 of this agreement during the special observation period and cause the bank consortium is terminated in advance, the borrower will pay the loan commitment charges to the participant bank as per the following: (5% more than basic interest rate for liquid capital loan from 6 months to 1 year issued by People’s Bank on the withdrawal date of first sum of loan fund-5% more than basic interest rate of liquid capital loan from 1 year to 3 years)*loan capital amount granted by the participant bank on the expiry date of special observation period.

2.8 If the business situation of the borrower is improved and requires the financing during the credit period, the bank consortium has right to ask the borrower to delay the credit deadline in 3 months before the credit deadline expiries. The longest credit deadline cannot exceed 2 years. The delay condition of credit deadline and credit line of each participant bank will be confirmed after negotiated by bank consortium and borrower.

3. Loan Line

3.1 The participant bank separately agrees to provide the loan line of liquid capital loan no more than the principal totaling RMB2,100,000,000. The loan line can be withdrawn by the borrower for one or more times as per the agreement. The loan currency is RMB.

3.2 On the validity of the agreement, the limit of liquid capital loan subscribed by the initial participant bank is RMB1,646,000,000. The initial subscription amount of initial participant bank on the validity of the agreement is listed in Appendix 1 of this agreement. On the validity of the agreement, the balance of loan line is RMB454,000,000, which is subscribed and shared by each participant bank. The subscription period is the shortest period between the validity period and the period between the effective date of the agreement to subscription date of all the loan line balance. During the subscription, the credit line amount, loan commitment amount of each participant bank and proportion of loan commitment amount of each participant bank will base on the actual subscription amount. After subscription period, the credit line bases on the credit line subscribed after the loan balance subscription period. The loan commitment amount bases on the credit line finally subscribed by each participant bank after the loan balance subscription period. The loan commitment proportion of each participant bases on the proportion between the loan commitment of each participant bank and credit line finally subscribed after the loan balance subscription period.

3.3 Because of the increasing requirement for the trade financing from the borrower, after approval of credit agent bank, the borrower can apply to the participant bank to transfer the credit line of liquid capital loan subscribed by the participant bank under the agreement to credit line of trade financing. If the participant bank cannot provide the appropriate trade financing products, the participant bank can transfer the credit line of trade financing to liquid capital loan. The credit line of liquid capital loan transferred from trade financing credit line cannot exceed RMB2,100,000,000.

4. Loan Deadline

4.1 The loan deadline of liquid capital loan under the agreement adopts the conditional flexible loan deadline. The longest loan is 36 months from the withdrawal date of first sum of loan fund to the last payment date.

5. Usage of Loan

5.1 The borrower should specially use all the loan fund under the agreement to the liquid capital turnover or stock loan replacement for normal business operation of the borrower.

5.2 Without the written approval of the entire participant bank, the borrower cannot change the loan usage of loan fund, including, but not limited to: the borrower cannot use the loan fund to the fixed assets, stock right, stock and other securities investment, production and operation prohibited by the laws, rules, relevant supervising institutions and state policies, projects prohibited to enter by the state policy or project not approved by laws and invested projects prohibited with the name of bank loan.

5.3 the co-lead bank, each participant bank and agent bank will not bear any liability for the borrower how to use each sum of loan fund.

6. Withdrawal

6.1 The borrower should withdraw the loan fund during the withdrawal period as per the agreement. The borrower should withdraw the loan fund as RMB.

6.2 Before the withdrawal date of first sum of loan fund, the borrower should submit a calculation report for the business operation fund requirement to the credit agent bank. The calculation report should calculate the operation fund requirement as per the business scale, business character, stock loan, trade financing open, cash, inventory, account receivable, accounts payable, capital cycling period, etc of the borrower.

6.3 The borrower should submit the following document to the credit agent bank before withdrawing the first sum of loan fund:

(1) Original copy of Resolution of Board of Directors from the borrower, include, but not limited to: approve the articles in the financing documents and agree to sign each financing document; authorize 1 or more persons to sign each financing document on the behalf: authorize 1 or more persons to sign and or send all the documents and notification related to the financing documents on the behalf; the total loan commitment amount available for all the participant banks to be borrowed by the borrower cannot exceed the maximum credit line; the signing copy of each authorizing persons;

(2) After verification, they are the true copies of the following documents (one director of the borrower verifies and affix the official seal of the borrower);

(i) Existing Articles of Incorporation of borrower (including any amendment and supplement);

(ii) Business License and Organization Code Certificate of prevailing and effective enterprise legal person of the borrower.

(iii) Capital Examination Report issued by China Certified Public Accountant ☐ which confirms the registered capital of the borrower has been paid off on time by the shareholders of the borrower;

(iv) List, status identification, signing sample, official seal, seals of present directors, legal representative of the borrower, status identification and signing sample of authorized signing person of legal representative;

(v) Prevailing and effective Taxation Register Certificate (Copy) of borrower;

(vi) Prevailing and effective loan card issued by People’s Bank to the borrower;

(vii) Certificate of Bank Account opened by the borrower as per the agreement or required by this agreement. During this agreement, if the foregoing documents are altered and changed, the borrower should submit the copies of documents after identified and affixed with the official seal of borrower to the credit agent bank for filing in 7 working days as of the change date.

(3) “Certificate of Legal Representative” issued according to the form stated in Appendix 3 of this agreement;

(4) Authorization Letter issued by the borrower, which authorize relevant persons to handle the matters of withdrawal, payment and other matters;

(5) The mortgagor and guarantee agent bank-Agricultural Bank of China Wuxi New District Sub-branch mortgage their own land use right, house buildings, machine and devices listed in “Mortgage and Pledge Property List” of Appendix 9 of this agreement to the bank consortium. Original of “Maximum Amount Property Pledge Contract” signed as per Appendix 10 of this agreement and original copy of other right certificate after handling the mortgage register;

(6) The mortgagor and guarantee agent bank-Agricultural Bank of China Wuxi New District Sub-branch pledge their own legal land use right, house buildings, machine and devices listed in “Mortgage and Pledge Property List” of Appendix 9 of this agreement to the bank consortium. Original of “Maximum Stock Rights Pledge Contract” signed as per Appendix 10 of this agreement and original copy of other right certificate after handling the pledge register;

(7) The mortgagor and guarantee agent bank- Bank of China Wuxi Hi-tech Industrial Development Zone Sub-branch pledge their own legal accounts receivable listed in “Mortgage and Pledge Property List” of Appendix 12 of this agreement to the bank consortium. Original of “Accounts Receivable Pledge Contract” signed as per Appendix 12 of this agreement and original copy of certificate after handling the mortgage register;

(8) The mortgagor and guarantee agent bank- Bank of China Wuxi Hi-tech Industrial Development Zone Sub-branch mortgage their own legal production equipment (excluding these mortgaged to the bank consortium), raw material, semi-products and finished products listed in “Mortgage and Pledge Property List” of Appendix 9 of this agreement to the bank consortium. Original of “Floating Mortgage Contract” signed as per Appendix 13 of this agreement and original copy of certificate after handling the mortgage register;

(9) Certificate of “Charges Letter” stated in Article 16.1 of this agreement and confirmed with the official seal of borrower and issued by the co-lead bank;

(10) Other Documents required by Bank consortium or agent bank.

6.4 Except the approval of major participant banks, after the credit agent bank confirm to have received all the documents listed in Article 63 of this agreement and the form and contents of each document satisfy the credit agent bank, the borrower can submit the first withdrawal notification.

6.5 The borrower should submit the following documents before submitting the second or later withdrawal notification:

(1) The loan fund used by the borrower should be in conformity with the certificates appointed in the agreement;

(2) Other documents required by the bank consortium or agent bank.

6.6 Except other appointment in this agreement, after meeting all the following conditions, a sum of loan fund will be granted to the borrower by the credit agent bank:

(1) A copy of withdrawal notification, borrowing receipt, some background materials of money spending and documents listed in Article 6.3 of this agreement issued for the sum of loan fund by the borrower and received before 11:00am of the fifth working day before the withdrawal day set in the withdrawal notification;

(2) The credit agent bank should check this withdrawal notification in 2 working days after receiving the withdrawal notification. If the condition cannot be met, the bank will notify the borrower;

(3) The borrower has provided the written certificate (the credit agent bank will decide as per the situation) of realized situation of mortgage right to the credit agent bank, which will show if the mortgages mortgaged to the bank consortium are sealed up, detained and frozen.

(4) Based on the honesty, the withdrawal notification date and withdrawal date set in the withdrawal notification

(i) As the statement listed in Article 14 of this agreement, the borrower guarantee that all the facts and situation upon the withdrawal notification and withdrawal date are true and authentic.

(iii) No default event happened and existing.

6.7 Except the appointment in the foregoing Article 6.6, the granting of each sum of loan fund under the credit line stipulated in Article 3.1 of this agreement must meet the following condition:

(1) The withdrawal date set in the withdrawal notification is a working day in the withdrawal period;

(2) The amount (except the last sum of loan fund with credit line) of the loan fund with credit line withdrawn in the withdrawal notification cannot exceed the available loan commitments amount of credit line of all the participant banks on the submission date of withdrawal notification;

(3) The borrower has no critical adverse events;

6.8 Under the precondition of Article 6 of this agreement, after receiving the withdrawal notification of first sum of loan fund, the credit agent bank should check the withdrawal notification as per the loan usage and business rules listed in the agreement in 2 working days after receiving the withdrawal notification. When checking the withdrawal notification, the credit agent bank should check all the documents and appendix documents of the withdrawal notification as per the loan usage listed in the agreement. If the credit agent bank thinks this withdrawal notification isn’t in conformity with the withdrawal condition after check, the bank will notify the borrower. Otherwise, the credit agent bank should notify each participant bank to participation in the granting the loan fund and loan ports of each participant bank and provide the copies of withdrawal notification as per the withdrawal plan confirmed by major participant banks and based on the form and contents of “Loan Notification” listed in Appendix 5 of this agreement. Under the precondition of other appointments in the agreement, each participant bank should remit the loan fund granted by the participant bank into the bank account appointed by the credit agent bank as per the withdrawal and loan notification issued by the credit agent bank and stipulations stated in Article 12.1 of this agreement.

6.9 Under the precondition of receiving all or partial loan fund as per Article 12.1 of this agreement, the credit agent bank should grant the loan fund to the borrower on behalf of each participant bank on the withdrawal date.

6.10 After the participant bank grants the loan fund of liquid capital loan under the initial commitment loans, the borrower should firstly replace the loan fund into the stock loan. The borrower cannot continue to get the loan from this financial institution after replacing the stock loan of non-participant bank.

6.11 Any withdrawal notification signed and sent by the borrower is irrevocable. Without the approval of credit agent bank, the borrower cannot change the withdrawal notification submitted. With the scope of other appointments listed in the agreement, the borrower has the duties to withdraw as per the withdrawal notification.

6.12 The withdrawal period of liquid capital loan under the initial loan of this agreement is 12 months as of the withdrawal date of the first sum of loan fund. The withdrawal period of liquid capital loan under the initial loan balance of this agreement is 12 months from the subscription date of relevant loan differences to the last payment date.

6.13 Except the written application of borrower and approval of withdrawal period delay of major participant banks, after the expiry of withdrawal period, the available loan commitment amount of each participant bank to be drawn by the borrower can decrease to zero automatically.

7. Interest Rate, Accrual and Payment

7.1 Interest Rate

(1) For each sum of loan fund with credit line under the liquid capital loan withdrawn by the borrower, the loan interest rate of this sum of loan fund will be calculated as per 55 more than the basic interest rate of liquid capital loan from 1 year to 3 years issued by the People’s Bank on the withdrawal date.

(2) Except special stipulations of People’s Bank, the loan interest rate of each sum of loan fund should be adjusted once on each adjustment date of interest rate. The interest rate after adjustment will be calculated as per 5% more than basic interest rate of liquid fund loan from 1 year to 3 years issued by People’s Bank on the adjustment date of interest rate, which will be used for the loan interest rate suitable for next floating period. If the loan interest rate is adjusted like this, it is no necessary to get the approval from the borrower firstly.

(3) If People’s bank opens the control to the basic interest rate,

(i) With the consent of major of participant banks, the borrower and credit agent bank confirm the new loan interest rate as per the decision to the control open of People’s Bank to the basic interest by the signing of supplement agreement and 5% loan interest more than RMB liquid loan rate at the same period in China;

(ii) After the basic interest rate is open and before consistent opinion of new loan interest rate between borrower and major participant banks, the loan interest rate should be applicable to 5% more than last basic interest rate issued before People’s Bank open the control of basic interest rate.

7.2 Interest Accrual

(1) The value date of each sum of loan capital is the withdrawal date of this sum of loan capital.

(2) Based on 360 days of each year, the loan interest under this agreement should be calculated as per the actual loan balance and occupying days. The calculating formula of interest: Interest=Principal * Actual Days* Daily Interest Rate (Daily Interest Rate-Annual Interest rate/360).

(3) Each value date of each sum of loan fund under the agreement should be 3 months, but it must meet the following condition:

(i) The first value date of each sum of loan capital should be calculated from the first withdrawal date to the first nearest expiry date.

(ii) The interest accrual period of each sum of loan fund should be calculated from the second day of interest expiry date of the last interest accrual to the interest expiry date.

(iii) Although the foregoing stipulations, the interest accrual period shouldn’t exceed the last payment date. If any interest accrual period exceeds the last payment date because of the stipulations of this Article, the last payment date or actual compensation date of loan fund should be regarded as the maturity date of interest accrual period.

(4) If People’s Bank adjusts the method of interest accrual, the participant bank should execute as per the stipulations of People’s Bank without the approval of borrower.

7.3 Penalty Interest and Compound Interest

(1) If the borrower cannot return the loan fund of relevant amount on the payment date appointed in the agreement, the penalty interest will be collected for the overdue part as per the overdue penalty interest as of the overdue date until the loan fund and interest are paid off. The overdue penalty interest rate is 130% of the loan interest appointed in Article 7.1 (1) of this agreement.

(2) If the borrower cannot use the loan capital as per the usage stated in Article 5 of this agreement, the penalty interest will be collected for the used part as per the penalty interest rate as of the using date until the loan fund and interest are paid off. The used penalty interest rate is 150% of the loan interest appointed in Article 7.1 (1) of this agreement.

(3) For the overdue loan fund used, the penalty interest will be calculated as per the used penalty interest rate.

(4) The loan interest which cannot be paid by the borrower will be collected for compound interest as per the loan interest rate stated in Article 7.1 (1) of this agreement. The compound interest will be collected for the overdue loan as per the penalty interest rate stated in the agreement.

(5) If the loan interest rate is changed when penalty interest and compound interest are collected, the penalty and compound interest can be calculated as per the loan interest rate after adjustment as of the adjustment date of interest rate.

7.4 Interest Payment

(1) Except special stipulations in this agreement, the borrower should pay the interest and or penalty interest of each sum of loan fund on the next working day of each maturity date. If any sum of loan fund expiries or the borrower makes the payment in advance, the interest will be paid off together with the principal.

(2) In 3 working days before the maturity date, the credit agent bank should notify the borrower for the interest and/or penalty interest payable on next working day of maturity date. Even if the credit agent bank doesn’t send the notification of interest payment, the borrower’s duties to pay the interest as per the agreement cannot be exempted or affected. The borrower should pay the relevant interest in time.

8. Payment

8.1 The borrower should repay the loan capital under the credit line as per the following the installments, payment date and principal payment amount:.

Installment	Payment Date	Payment Amount
1	Withdrawal date of first sum of loan capital is the interest maturity date of current month in the following 24 months.	20% of loan balance as the loan capital when the withdrawal dates expiries.

2	Last payment date	80% of loan balance as the loan capital when the withdrawal date expiries.
Total	--	100% of loan balance as the loan capital when the withdrawal date expiries.

8.2 Except special stipulations of this agreement, when the borrower owes the principal and interest of liquid capital loan, major participant banks have the right to decide the sequence to repay the principal or interest of liquid capital loan. If more sums of maturity loan and overdue loan under this agreement, major participant banks have the right to decide the payment sequence of borrower.

8.3 The borrower cannot borrow the loan capital repaid as per Article 8 of this agreement again.

8.4 The borrower should repay all the loan balance and interests, compound interest, penalty interests and other charges unpaid on the last payment date.

9. Repayment Date

9.1 Under the precondition of Article 9.2 of this agreement, in case of repayment, the borrower should submit the “repayment notification” to the credit agent bank 10 working days in advance as per the form stated in Appendix 6 of this agreement. After obtaining the written approval of bank consortium, the borrower can repay all or partial loan balance.

9.2 Any repayment notification signed and sent by the borrower should list the repayment date and amount. The borrower has the duties to notify the repayment date and amount as per the repayment notification.

9.3 If any of the followings happens and the amount for single items exceeds RMB50,000,000 or the amount for more items exceed RMB200,000,000, the borrower should notify the credit agent bank in writing in 3 working days of happening date. The bank consortium has the right to require the borrower to prepay all or partial loan balance with the obtained cash flow in 10 days after receiving the written notification submitted by the borrower.

(1) The borrower obtains great profits by disposing the fixed assets as per the agreement.

(2) The borrower obtains great foreign profits in cash;

(3) The borrower obtains other great cash flow.

9.4 If the credit line amount of all the participant banks is less than the equivalent RMB2,500,000,000 during the credit period, the bank consortium decides not to provide the credit line for the borrower after resolution of bank consortium meeting; or the business situation of borrowers during special observation period obviously deteriorates and cannot reach the check index set in Article 16 of the agreement, which causes the risk for the continuousness of bank consortium. After resolution of bank consortium meeting, the bank consortium decides not to provide the credit line to the borrower during special observation period and has the right to adopt the following acts:

(1) If the loan capital isn’t granted, notify the borrower in writing, announce to terminate the withdrawal of all or partial loan capital to the borrower; after this announcement, this part of loan capital should immediately be terminated for withdrawal;

(2) If the trade financing credit capital isn’t granted, notify the borrower in writing; announce to terminate the granting of all or partial loan capital to the borrower;

(3) Notify the borrower in writing to announce all the loans not granted in the credit line are cancelled. So, the credit line should be cancelled and the available loan commitment amount of each participant bank should automatically decrease to zero;

(4) Notify the borrower in writing to announce all or partial credit balances together with all the accrued interests, charges and other accounts under the agreement are due and payable immediately.; After announcement, this account becomes the due account payable and it is no necessary for bank consortium to give further notification;

(5) Fulfill the guarantee right under the guarantee contract;

(6) Fulfill any of other rights stated in laws, rules, agreement or financing documents.

9.5 Bank consortium should get the consent from majority of participant banks if making the resolution of bank consortium meeting as per Article 9.4 of this agreement.

If bank consortium announces all or partial credit balance together with accrued interests, charges and other accounts under this agreement are due and payable immediately as per the appointment stated in Article 9.4 of this agreement and the borrower agrees and confirms it, the borrower should immediately prepare the payment of relevant accounts and pay all the credit balances and unpaid interests, compound interests, penalty interests, charges and other accounts to the participant bank as per the resolution of bank consortium meeting.

9.6 All the rights stated in Article 9.4 of this agreement or the right of legal solution procedures of any disputes complained by the participant banks to the borrower should be executed via the credit agent bank. But, if the credit agent bank cannot act as per the resolution of bank consortium meeting or decisions of majority of participant banks, relevant participant banks can directly take action.

9.7 Under the precondition of appointment stated in Article 9.4 of this agreement, the credit agent bank has right to adopt necessary or reasonable action to protect the rights under this agreement of participant banks.

9.8 If the borrower disobeys the appointment stated in Article 9.5 of this agreement, based on the requirement of credit agent bank, the borrower should compensate any losses, charges (including, but not limited to investigation fee, auditing fee, evaluation fee, notary fee, lawyers’ fee, suitcase fee, etc) to participant bank and agent bank because the borrower doesn’t fulfill the duties stated in Article 9.5 of this agreement.

9.9 The borrower agrees and confirms that each participant bank and agent bank has right to deduct the balance from any account opened by the borrower in participant bank and agent bank (including any branches) and remit to the credit agent bank for apportionment as per Article 22 of this agreement. The participant bank and/or agent bank should notify the borrower in writing in 2 working days after deduction.

9.10 Except that the borrower pay off all the loan balance at one time, if the borrower repay parts of loan balance, the amount repaid cannot be lower than RMB50,000,000, which should be integral multiples of RMB1,000,000.

9.11 The borrower can borrow the repaid amount again as per Article 9.1 and 9.2 of this agreement.

9.12 For the accounts to be repaid by the borrower as per Article 9.1 and 9.3 of this agreement, the borrower should pay the loan balance in reverse order as per the payment date stated in Article 8 of this agreement. The payment plan before the payment day will keep unchanged. The interest for repayment will be calculated to the prepayment date. Each participant bank will share the compensation as per the loan balance proportion of repayment date. If the borrower makes the repayment as per Article 9.2 and 9.3 of this agreement, the borrower needn’t bear the default liability for repayment.

10. Trade Financing

10.1 Each participant bank separately agrees to provide the trade financing credit line equivalent to RMB RMB1,400,000,000 to the borrower as per the subscription amount listed in the Appendix 1 of this agreement during the trade financing credit deadline. The trade financing credit line under this agreement can be recycled. Unless the participant bank transfer the credit line of liquid capital loan into trade financing credit line as per the appointment of this agreement or the annual sales income of the borrower is more than RMB4,000,000,000, the total trade financing credit line between the borrow and participant bank cannot exceed RMB1,400,000,000 at any time of trade financing credit deadline.

10.2 The limit of trade financing shared by initial participant bank is equivalent RMB1,214,000,000 on the effective date of this agreement. The portion subscribed by initial participant bank on the effective date of this agreement is listed in Appendix 1 of this agreement. On the effective date of this agreement, the trade financing credit line balance is equivalent RMB186,000,000, which is subscribed by each participant bank. The subscription period is the shortest period between the validity of agreement and the period from effective date of the agreement to date of full subscription of trade financing credit line balance. During the subscription, the trade financing credit amount, subscription amount and subscription proportion of each participant bank should base on the actual subscription amount. After subscription, the trade financing credit line will base on the trade financing credit line subscribed when the subscription of trade financing credit line balance expiries. The subscription amount of each participant bank bases on the trade financing credit line finally subscribed by each participant bank when the subscription of trade financing credit line balance expiries. The subscription proportion of each participant bank bases on the proportion of subscription amount of each participant bank and the trade financing credit line finally subscribed when the subscription of trade financing credit line balance expiries.

Each participant bank cannot singly subscribe the trade financing credit line during the subscription of trade financing credit line balance.

10.3 The trade financing credit line deadline under this agreement is 36 months as of the withdrawal date of first sum of loan fund. The maturity date for the last sum of trade financing cannot exceed the last payment date. During the credit deadline, the use period for the single trade financing applied by the borrower will be confirmed as per the deadline of trade financing products. The trade financing credit line can be recycled during the credit deadline.

10.4 The trade financing credit way under this agreement includes, but not limited to package loan, bank acceptance bill, export documentary bill, export discount, import documentary bill, L/C, shipping guarantee, commercial bill discount, L/G, Factoring, Forfaiting, etc.

10.5 Each party of this agreement agrees and confirms that the proportion of the amount for trade financing handled by the borrower in the participant bank and total amount for trade financing of participant bank should match the subscription proportion of each participant bank. The borrower should submit the written report upon the settlement of trade financing of bank consortium to the credit agent bank in each quarter. If the participant bank thinks the portion of trade financing of each participant bank is not uniform, the bank can propose convening the bank consortium meeting for the distribution of trade financing to the credit bank agent.

10.6 Each party of this agreement agrees and confirms that the trade financing credit under this agreement should be handled by each participant bank based on prevailing laws, rules, trade management rules, business rules of each participant bank, the trade financing agreement signed by borrower and participant bank. The trade financing agreement signed by the borrower and participant bank is the minor agreement of this agreement, which cannot be contradictory to this agreement and damage the rights and interests of other participant banks. Otherwise, the articles will base on this agreement.

10.7 Each party of this agreement agrees and confirms that each participant bank will bear any risk and liabilities because providing the trade financing credit to the borrower. But, the risk and liabilities will be finally borne by the borrower.

10.8 Each party of this agreement agrees and confirms that the bank consortium should sign “Agreement of Liquidity Management” with the borrower upon the granting and management of trade financing credit.

11. Cancellation

11.1 If the borrower suffers from the default event as per Article 19.1 of this agreement or another appointment is listed in financing documents, the participant bank has right to cancel all the amounts not granted of credit line as per the agreement.

11.2 During the withdrawal, the borrower should submit the cancellation notification to the credit agent bank 30 working days in advance. If the borrower applies to cancel all or partial loan commitment amount/subscription amount of participant bank can be canceled after the consent of bank consortium. The cancellation amount and date should be listed in the cancellation notification. All or parties loan commitment amount cancelled cannot be recovered. The cancellation notification is irrevocable. The cancellation of loan commitment amount/subscription amount will be valid as of the date listed in the cancellation notification.

11.3 If canceling all or partial loan commitment/subscription amount, the amount cancelled should be no less than RMB 10,000,000, which should be integral multiples of RMB 10,000,000.

11.4 If the borrower cancels loan commitment/subscription amount, loan commitment/subscription amount of each participant bank should decrease as per the proportion of loan commitment/subscription amount before cancellation and the loan commitment/subscription amount of all participant banks as of the cancellation date.

12. Stipulations of Payment

12.1 Under the precondition of other appointments in the agreement, when each participant bank grants each sum of loan fund, the bank should remit the granted amount of loan fund into the account appointed by credit agent bank by T/T or Transfer before 11:00 am of each withdrawal date under the agreement.

12.2 The funds transfer between participant bank and credit agent bank should be finished via the account stated in Article 12.1 of this agreement. The credit agent bank should transfer the loan fund actually received as per Article 12.1 of this agreement into the account opened by the borrower in the credit agent bank or special fund account appointed.

12.3 The credit agent bank should send the repayment notification to the borrower as per the form and content stated in “Repayment Notification” of Appendix 7 of this agreement before 10 working days when the borrower pays any due account to the co-lead bank, agent bank an any participant bank as per the agreement, send the payment notification to each participant bank as per the form and contents stated in “Repayment Notification” of Appendix 8 of this agreement.

12.4 The “Repayment Notification” sent by the credit agent bank to the borrower as per Article 12.3 of this agreement will not consist of the precondition that the borrower pays any due account. Even if the credit agent bank doesn’t send the repayment notification, the borrower cannot be exempted from the duties to pay any due account as per the agreement. The borrower should organize the funds and repay the principal, interests and relevant charges in time.

12.5 If the participant bank has objections to the amount at current period recorded in “Repayment Notification” sent by the agent bank as per Article 12.3, the bank should submit the written objections to the agent bank in 1 working day after receiving the “Repayment Notification”. Otherwise, it will be regarded that the bank accepts the matters recorded in “Repayment Notification” from the agent bank.

12.6 The borrower should repay the principals, interests and charges of liquid fund loan as per the following ways:

(1) Remit the interests of liquid fund loan into special account for debt repayment before 11:00am (Beijing Time) of first 3 working days before maturity date of interest.

(2) Remit the principals of liquid fund loan into special account for debt repayment before 11:00am (Beijing Time) of first 3 working days before repayment date.

(3) Remit relevant accounts of liquid fund loan into special account for debt repayment before 11:00am (Beijing Time) of first 3 working days before payment date of other accounts payable.

12.7 The borrower irrevocably authorizes the credit agent bank to directly deduct the principals, interests, compound interests, penalty interests and other charges due and payable under this agreement from the account of borrower to the special account for debt repayment. If the fund in the special account for debt payment is not enough, the borrower irrevocably authorizes the credit agent bank and each participant bank to deduct the principals, interests, compound interests, penalty interests and other charges due and payable under this agreement from all the accounts opened.

12.8 The credit agent bank should remit the loan principals, loan interests and other charges into the accounts appointed by each participant bank separately at 16:00 of repayment date, 16:00 of next working day after maturity day of the interest and 16:00 of the payable date. The credit agent bank should send the account deduction certificate to the borrower in time.

12.9 The agent bank has no duties to pay for any accounts in advance for any party in the agreement. Any sum of account will be paid any party under the agreement by the credit agent bank as per articles of this agreement. If the credit agent bank doesn’t receive this amount on the payment date, other party under this agreement who received the amount from the borrower should return it to the credit agent bank immediately in light of the requirement of credit agent bank.

12.10 Except another appointment in this agreement, If the payment date of funds payable is not a working day, the fund should be paid 1 working day in advance.

12.11 The borrower should pay the due fund payable in the following ways:

(1) The charges under Article 16.1 should be paid in RMB. Other cost, compensation charges under the agreement should be paid in the actual existing currency;

(3) The payment and repayment of any credit balance should be operated in the currency of credit balance;

(4) Other funds payable under the agreement should be paid as per the currency appointed in the agreement.

12.12 Without the default event, except that the borrower makes the payment as per Article 22.2 of this agreement and other appointment is listed in the agreement; any funds received by the agent bank from the borrower should be distributed in the following sequence:

(1) Pay any reasonable charges unpaid under the agreement of the borrower to the agent bank and participant bank;

(2) Pay the interests (including, but not limited to any interests, compound interests and penalty interests) of any liquid fund loan unpaid as per the proportion of loan fund granted by the participant bank, but not paid by the borrower and the loan balance of all the participant banks;

(3) Pay the principals of any liquid fund loan unpaid as per the proportion of loan fund granted by the participant bank, but not paid by the borrower and the loan balance of all the participant banks;

(4) Pay the interests (including, but not limited to any interests, compound interests and penalty interests) of any trade financing fund unpaid as per the proportion of trade financing fund granted by the participant bank, but not paid by the borrower and the trade financing credit balance of all the participant banks;

(5) Pay the principals of any trade financing fund unpaid as per the proportion of trade financing fund granted by the participant bank, but not paid by the borrower and the trade financing credit balance of all the participant banks;

(6) Pay other funds unpaid as per the proportion of credit fund granted by the participant bank, but not paid by the borrower and the credit balance of all the participant banks;

12.13 After default event happens, except the appointments stated in Article 13.6 of this agreement, any funds received by the agent bank from the borrower should be distributed in the following sequences:

(1) Pay any reasonable charges unpaid under the agreement of the borrower to the agent bank and participant bank;

(2) Pay the principal and interest of liquid fund loan to each participant bank as per the proportion of loan fund (will be decided as per the actual granting situation of loan fund) granted by each participant bank, but not paid by the borrower and loan fund granted by all the participant banks, but not paid;

(3) Pay the principal and interest of trade financing credit fund to each participant bank as per the proportion of trade financing credit fund (will be decided as per the actual granting situation of trade financing credit fund) granted by each participant bank, but not paid by the borrower and trade financing credit fund granted by all the participant banks, but not paid;

(4) Pay other funds to each participant bank as per the proportion of other funds granted by each participant bank, but not paid by the borrower and other funds granted by all the participant banks, but not paid;

12.14 When paying the loan fund from special fund account, if any of the following happens,

the entrusted way of credit agent should be adopted:

(1) Clear payment object and over RMB5,000,000 for single payment of loan fund;

(2) Other situation confirmed by the credit agent bank.

12.15 If any of the following happens, the credit agent bank has right to alter the payment way of loan fund stated in Article 12.18 or terminate the payment and granting of loan fund as per the resolution of bank consortium meeting:

(1) The credit of the borrower comes down;

(2) The capacity of main-operating business of the borrower seriously decreases;

(3) Abnormal use of loan use or the payment objective and account cannot match;

(4) The borrower cannot pay or use the loan fund as per the appointments of the agreement;

(5) The independent payment of borrower stated in the agreement is not valid or applicable;

(6) Other situation confirmed by the credit agent bank;

(7) Other situation stated in this agreement.

If the credit agent bank alters the payment way of loan fund as per Article 12.15 of this agreement, it is no necessary to get the approval of the borrower. But, the bank should notify the borrower in writing ahead of 3 working days.

12.16 If adopting the entrusted way of the credit agent bank, the credit agent bank should check if the payment object and amount provided by the borrower for the payment application is in conformity with business contract and other documents as per the loan usage stated in Article 5.1 of this agreement. After check, the credit agent bank pays the loan fund to the business object of the borrower via special fund account. The borrower should report the payment situation, use record and relevant documents of loan fund granted by the credit agent bank to the credit agent bank once each 3 months. The agent bank should keep the detail record for the report submitted by the borrower. The credit agent bank will not be responsible for the truth and legality of entrusted payment. If the credit agent bank found the use certificate and relevant certificates provided by the borrower are not in conformity with the appointments of the agreement and have some defects, the bank has right to ask the borrower to compensate, replace, explain or resubmit relevant materials. Before the borrower submits the qualified business documents, the credit agent bank has right to refuse the granting and payment of relevant funds.

12.17 Because untrue, incorrect and incomplete entrusted payment information and relevant business documents provided by the borrower cause that credit agent bank cannot finish the duties of entrusted payment in time, the credit agent bank will not bear any liabilities. The payment duties of the borrower under the agreement will not be affected. The credit agent bank will pay the funds to the account of business object as per the withdrawal notification, entrusted payment of borrower and payment certificate of credit agent bank. If the opening bank of the business object returns the funds and the credit agent bank cannot pay the loan funds to the business object as per the entrusted payment of the borrower, the credit agent bank will not bear any liabilities. The payment duties of the borrower under the agreement will not be affected. For the funds returned from the account of business object, the borrower should authorize the credit agent bank to freeze them. The borrower should resubmit the use certificates and relevant business documents needed for the entrusted payment and check, after the check and consent of credit agent bank, the loan funds can be paid to the business object of the borrower via special funds account of the borrower.

12.18 Except the appointments stated in Article 12.14 and 12.15, the payment of loan funds can be paid independently by the borrower. If adopting this way, the borrower should submit the payment situation, use record and relevant documents of loan funds to the participant bank and credit agent bank as per continuous requirement of participant bank and credit agent bank. The borrower should report the payment situation, use record, relevant documents, payment or repayment situation of loan funds to the participant bank and credit agent bank in each 3 months. The participant bank or credit agent bank can check if the payment of loan fund is in conformity with the loan usage stated in Article 5.1 of this agreement by account analysis, voucher check or spot investigation. The borrower should coordinate the participant bank or credit agent bank to check or investigate and provide relevant documents as per the requirement of participant bank or credit agent bank.

12.19 Any payment made by the borrower under this agreement cannot be offset and counterclaimed or discounted for any offsetting and counterclaiming.

13. Guarantee

13.1 In order to guarantee the borrower can enough repay the principals and relevant charges of credit balance under this agreement, the borrower agrees to mortgage the land use right, house buildings, machines and devices legally held by the borrower and listed in “Mortgaged and Pledged Assets List” of Appendix 9 of this agreement to the bank consortium. The borrower should sign “Maximum Amount Property Mortgage Contract” with the guarantee agent bank-Agricultural Bank of China Wuxi New District Sub-branch on behalf of bank consortium as per the form and contents stated in Appendix 10 of this agreement in 20 working days after this agreement comes into effect. The borrower should handle the mortgage register and relevant formalities with guarantee agent bank based on “Real Right Law of the People’s Republic of China” and “Security Law of the People’s Republic of China” during the deadline instructed by the guarantee agent bank- Agricultural Bank of China Wuxi New District Sub-branch. The borrower should ensure the continuous effectiveness of the foregoing assets mortgaged during the execution of this agreement.

13.2 The borrower agrees that the mortgage value for the mortgaged articles set in Article 13.1 of this agreement will base on the value converted by fair mortgage rate confirmed by the guarantee agent bank.

13.3  In order to guarantee the borrower can enough repay the principals and relevant charges of credit balance under this agreement, the mortgagor agrees to mortgage the stock right legally held and listed in “Mortgaged and Pledged Assets List” of Appendix 9 of this agreement to the bank consortium. In 20 working days after this agreement comes into effect and as per the form and contents stated in Article 11 of this agreement, the mortgagor should handle the mortgage register and relevant formalities with guarantee agent bank based on “Real Right Law of the People’s Republic of China” and “Security Law of the People’s Republic of China” during the deadline instructed by the guarantee agent bank- Agricultural Bank of China Limited. The borrower should ensure the continuous effectiveness of the foregoing assets mortgaged during the execution of this agreement.

13.4 In order to guarantee the borrower can enough repay the principals and relevant charges of credit balance under this agreement, the borrower agrees to mortgage the accounts receivable legally held and listed in “Mortgaged and Pledged Assets List” of Appendix 9 of this agreement to the bank consortium. In 20 working days after this agreement comes into effect and as per the form and contents stated in Article 11 of this agreement, the borrower should handle the mortgage register and relevant formalities of account receivable with guarantee agent bank based on “Real Right Law of the People’s Republic of China” and “Security Law of the People’s Republic of China” during the deadline instructed by the guarantee agent bank- Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch. The borrower should ensure the continuous effectiveness of the foregoing assets mortgaged during the execution of this agreement. In order to guarantee the borrower can enough repay the principals and relevant charges of credit balance under this agreement, the borrower should mortgage the account receivable obtained after the effective date of this agreement to the bank consortium. The borrower should submit the list of accounts receivable under the commercial contract signed by the borrower to the guarantee agent bank- Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch in the first 10 days of each month and coordinate the bank to handle the mortgage register and relevant formalities of accounts receivable.

13.5 n order to guarantee the borrower can enough repay the principals and relevant charges of credit balance under this agreement, the borrower agrees to mortgage the production equipment, raw material, semi-products and products legally held by the borrower and listed in “Mortgaged and Pledged Assets List” of Appendix 9 of this agreement to the bank consortium. The borrower should handle the floating mortgage register and relevant formalities with the guarantee agent bank- Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch as per the form and contents stated in Appendix 13 of this agreement and Guarantee Law of Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch in 20 working days after the agreement comes into effect. The borrower should ensure the continuous effectiveness of the foregoing assets mortgaged during the execution of this agreement.

13.6 Each party in the agreement agrees that the mortgaged articles, funds converted from mortgaged articles disposed by bank consortium as per this agreement, mortgage contract, pledge contract and other guarantee contract should be use for paying off the principals, interests, penalty interests, compound interests, charges and other funds payable of credit balance of the borrower. The mortgaged articles and pledged articles to be disposed by bank consortium should be executed via the guarantee agent bank. The guarantee agent bank should pay any fund from disposing the mortgaged and pledged articles to each participant bank and agent bank in the following ways:

(1) Pay the charges paid by the participant bank and agent bank for realizing the creditor’s rights under this agreement and guarantee rights under the guarantee contract, any other charges, default funds and damage compensate funds payable by the pledgor and mortgagor under the guarantee contract to the participant bank and agent bank;

(2) Pay any reasonable charges, default funds and damage compensate funds due and unpaid by the borrower to the participant bank and agent bank.

(3) Limited by the funds receivable under the trade financing, fund from stock and receivables from funds receivable punished to the participant bank and borrower, pay the interests (including, but not limited to any interest, compound interest and penalty interest), charges and principals of any trade financing credit fund due and unpaid by the borrower to the participant bank;

(4) Pay the interests (including, but not limited to any interest, compound interest and penalty interest) of liquid fund loan due and unpaid to each participant bank as per the proportion of unpaid loan fund granted by the participant bank and loan balance of all the participation banks;

(5) Pay the principal of any liquid fund loan due and unpaid by the borrower to each participant bank as per the proportion of unpaid loan fund granted by the participant bank and loan balance of all the participation banks;

(6) Pay the interests and charges of credit fund of any bank acceptance bill due and unpaid by the borrower to each participant bank as per the proportion of unpaid credit fund of bank acceptance bill accepted by each participant bank and total unpaid credit funds of bank acceptance bills accepted by all the participation banks;

(7) Pay the principals of credit fund of any bank acceptance bill due and unpaid by the borrower to each participant bank as per the proportion of unpaid credit fund of bank acceptance bill accepted by each participant bank and total unpaid credit funds of bank acceptance bills accepted by all the participation banks;

(8) Pay the interests (including, but not limited to any interest, compound interest and penalty interest) and charges of any trade financing credit funds due and unpaid by the borrower to each participant bank as per the proportion of unpaid trade financing credit balance granted by the participant bank and trade financing credit balance of all the participation banks;

(9) Pay the principals of any trade financing credit funds due and unpaid by the borrower to each participant bank as per the proportion of unpaid trade financing credit balance granted by the participant bank and trade financing credit balance of all the participation banks;

(10) Pay other funds due and unpaid by the borrower to each participant bank as per the proportion of unpaid credit fund granted by the participant bank and credit balance of all the participation banks;

14. Statement and Guarantee

14.1 The borrower hereby makes the following statement and guarantee to the participant bank:

(1) The borrower is a limited liability company legally established and effectively existing.

(2) The borrower has full capacity to have assets, operate the business, sign the agreement and execute the right and fulfill the duties as per this agreement.

(3) The borrower has obtained all the authorization, consents, approval and permit necessary for the signing, execution and business requirement of this agreement. This authorization, consents, approval or permit are irrevocable. The person to sign this agreement on behalf of the borrower is the legal authorized representative of the borrower. The agreement signed by him is bond upon the borrower.

(4) The borrower’s duties under this agreement are legal and effective duties, which is bond upon the borrower. The borrower should fulfill the duties as per articles of the agreement.

(5) The borrower signs this agreement and executes the rights and fulfills the rights as per the agreement. The borrower will not break the following contents and have conflicts with the following contents:

(i) Any agreement, contracts or contractual documents binding upon the assets of the borrower;

(ii) Articles of Incorporation and other basic documents of the borrower, or

(iii) Any applicable laws, rules, judgment, verdict and ruling to the borrower

(6) No default event stated in Article 19.1 of this agreement happened ad was existing; the borrower doesn’t bring adverse influences to the borrowing under the agreement because of breaking the applicable laws, rules, judgment, verdict and rulings.

(7) The borrower doesn’t attend lawsuit, arbitration, administrative produces, justice or the execution procedures administrative originations or other similar legal procedures, which will bring adverse influences.

(8) The borrower hasn’t entered into the business closing, suspending, recombination, liquidation, conciliation, reorganization, bankruptcy, dismiss or similar legal procedures.

(9) During any justice procedures in China, the borrower and its assets will not enjoy the immunity and special rights for lawsuit, judgment, execution, property preservation or other legal procedures.

(10) The borrower signs this agreement and executes the rights and fulfills the rights as per the agreement only for business, which is bonded by complete civil and commercial laws.

(11) The audited financial statement submitted to agent bank and participant bank recently is made as per the accounting norms and practices, which fairly, truly and completely shows the financial situation of borrower on the issue date of financial statement and doesn’t miss any great liabilities, income or serious losses known by the borrower. After the issue of the financial statement, no great adverse events happen with the financial situation of the borrower.

14.2 The foregoing statement and guarantee are made by the borrower on the effective date of the agreement. On each withdrawal notice date, withdrawal date, interest maturity date, payment date, repayment notice date and repayment date, the foregoing statement and guarantee will be regarded that the borrower makes the statement and guarantee for the exiting facts and situation on current day, which are true and correct at that time.

14.3 The borrower hereby confirms that each participant bank signs the agreement and fulfill the duties fully based on the trust to the foregoing statements and guarantee.

15. Promise

The borrower promises to each participant bank from the effective date of this agreement to the liquidation date of all the unpaid funds under this agreement of the borrower:

15.1 The borrower should ensure the duties of each participant bank can become direct and unconditional duties at any time.

15.2 Once any of the following happens, the borrower should immediately notify the credit agent bank after the events:

(1) Any default event;

(2) Any lawsuits, arbitration or other legal procedures stated in Item 7 and 9 of Article 14.1 of this agreement;

(3) The borrower suffers from mergence, separation, assets transfer exceeding RMB 10,000,000 with single sum, reorganization, shareholding reform, suspended business application, bankruptcy application, which enough effect the realization of creditor’s rights of participation bank;

(4) The borrower suffers from the changes of appellation, legal representative, address, serious accidents, business stopping, business closing, register cancellation, suspended business license, illegal activities from legal representative or main principle, serious lawsuits or arbitration, great difficulties for production and operation, bad financial situation;

(5) The borrower is aware of serious adverse event to be happened.

15.3 The borrower should maintain the legal, continuous and effective position of legal person and ensure him/her have necessary capacity of civil right and conducts to fulfill the agreement.

15.4 The borrower should obey all the applicable laws and rules and turn in all the taxes and charges to the government departments in time.

15.5 The borrower cannot decrease the registered capital and should ensure no adverse changes of business nature and scope.

15.6 The borrower should ensure the related transaction between the borrower and related party in any way or contents is fair and equitable. The borrower will not transfer the profit by non-fair related transaction to damage the legal rights and interest of participation banks.

15.7 Without the written consent of bank consortium, the borrower cannot sell, rent, transfer or dispose 10% of the total assets value of the borrower via one or more or serial sums in an accounting year (If there are a sum or serial sums of transaction, the total value can be accumulated).

15.8 Except the guarantee stated in the agreement or external guarantee existing before the effective date of the agreement and recorded in the credit agent bank, without the written consent of majority of participation banks, the borrower cannot set or permit the mortgage and/or pledge guarantee in the name of other person as beneficiary on any assets and cannot provide any guarantee for the third party during the execution of this agreement.

15.9 Without the written consent of bank consortium, the borrower cannot take any step to make the mergence, separation, business stopping, reorganization, recombination, liquidation, bankruptcy, dismiss or other similar procedures.

15.10 During the execution of the agreement, if the borrower cannot enough pay the principal and interests of liquid fund loan due and payable, the borrower cannot announce or make the cash bonus without the written consent of bank consortium.

15.11 During the execution of the agreement, without the written consent of bank consortium, the borrower cannot make the external equity investment or fixed assets investment exceeding 5% of net assets of the borrower for single sum or 10% of net assets in 1 accumulative accounting year or creditor’s right investment.

15.12 The borrower guarantees that the loan fund used under the agreement cannot exceed the use scope or for other use in any way.

15.13 According to the requirement of agent bank and written notification to the borrower ahead of 5 days, without the normal operation of the borrower, the agent bank or majority of participation banks can enter into the business site of borrower or its holding subsidiaries and related companies to check the production and operation situation, assets situation, financial situation and financial records of borrower or its holding subsidiaries and related companies. The borrower ensures its agent and/or employees to give timely and complete coordination.

15.14 If the borrower increases new loan or other types of financing to any financial institutions beyond the bank consortium, the borrower should be prior to choose the finance business opened by the participant bank such as the loan, L/C, L/G, bank acceptance bill, etc.

15.15 The borrower promises to open or operate relevant special accounts in the credit agent bank as per the following appointments:

(1) Open or appoint special RMB account (hereinafter called fund account) in 3 working days after the effective date of this agreement. All the loan funds under this agreement will be remitted to this account and the fund will be paid via this account.

(2) Open or appoint debts payment account (hereinafter called debt payment account) in 3 working days after the effective date of this agreement. The principal, interests and charges paid by the borrower to the bank consortium will be remitted into this account and the fund will be paid via this account.

15.16 The borrower should open or appoint the fund collection account in the participant bank and timely provide the in-and-out situation of funds in this account to the credit agent bank.

15.17 If the credit agent bank asks the borrower to repay the funds as per the fund collection situation of the borrower and appointment stated in Article 9.3 of this agreement, the borrower should repay the funds in advance as per Article 9.3 of this agreement.

15.18 During the execution of this agreement, the borrower should submit the written report of business situation to the credit agent bank in 10 working days of each quarter.

15.19 Calculated as per the financial statement in current accounting year after the execution of the agreement, the borrower should reach the business index:

(1) Debt-to-Assets ratio≤72%;

(2) Sales income is no less than the equivalent RMB4,000,000,000;

(3) Net profit is no less than the equivalent RMB80,000,000;

(4) Circulating ratio≥170%

(5) Quick ratio≥120%.

15.20 Calculated as per the financial statement in the year 2012, the borrower should reach the business index in 2012:

(1) Debt-to-Assets ratio≤71%;

(2) Sales income is no less than the equivalent RMB4,500,000,000;

(3) Net profit is no less than the equivalent RMB150,000,000

(4) Circulating ratio≥180%

(5) Quick ratio≥130%.

15.21 Calculated as per the financial statement in the year 2013, the borrower should reach the business index in 2013

(1) Debt-to-Assets ratio≤67%;

(2) Sales income is no less than the equivalent RMB5,500,000,000;

(3) Net profit is no less than the equivalent RMB350,000,000

(4) Circulating ratio≥180%

15.22 The borrower should submit the written report to the credit agent bank in time during the execution of the agreement:

(1) Great changes in the business management, investment, guarantee, finance of the borrower;

(2) Important information disclosed by actual controller of the borrower as the listed company;

(3) Large sum of funds collection of borrower;

(4) Relevant situation required by participant bank or agent bank.

16. Charges and Taxes

16.1 The borrower should pay various charges of bank consortium to bank consortium as per the “Charges Letter” mutually confirmed by the borrower and co-lead bank.

16.2 All the reasonable charges (including, but not limited to the charges for investigation, auditing, evaluation, notary, lawyer, lawsuit, etc) and expenditures happened for the negotiation, preparation, singing and repair of financing documents among the co-lead bank, participant bank and agent bank will be borne by the borrower.

16.3 All the reasonable charges (including, but not limited to the charges for investigation, auditing, evaluation, notary, lawyer, lawsuit, etc) and expenditures causing that any participant bank and agent bank execute or maintain the rights under the agreement at the place under the jurisdiction of the justice will be borne by the borrower.

16.4 Each party of this agreement should separately bear all the current and future taxes and charges stated in the agreement and any document.

17. Cost Increase

17.1 If the changes of Chinese laws, rules and policies lead to the cost increase of participation bank, which definitely stipulates the increased cost will be borne by the borrower, the borrower and participant bank should sign the supplement agreement to adjust the interest rates for loans, trade financing or service charges. If the borrower and participant bank cannot sign the supplement agreement in time to adjust the interest rates for loans, trade financing or service charges, the borrower should directly compensate the increased cost to the participant bank as per the notification of credit agent bank.

18. Financial Documents

18.1 The borrower should ensure all the financial statement and other documents submitted to the agent bank or participant bank have been verified to be correct, complete and latest documents by the financial executive. When providing the documents as per Article 18 of the agreement, the borrower should provide enough copies which are verified to be true (one director of the borrower verify the truth and affix the official seal of the borrower) to the agent bank so that the agent bank can distributes no less than 1 copy of statement to the participation bank.

18.2 Except the financial statement in Dec of each accounting year, the borrower should provide the financial statement in current month to the credit agent bank as per the accounting norms in 30 days after each month ends. The borrower should provide the financial statement of Dec of this accounting year to the credit agent bank as per the accounting norms in 60 days after each accounting year ends. The borrower should provide a copy of explanation upon the loan fund withdrawn to the credit agent bank in 30 days after all the withdrawal ends.

18.3 The borrower should provide financial statement in current accounting to the credit agent bank as per the accounting norms in 180 days after each accounting year ends.

18.4 When submitting the financial statement stated in Article 18.3, the borrower must provide a professional audit report and correct copy, which must be issued by the qualified CPA firm accepted by majority of participation banks.

18.5 The borrower should coordinate each participant bank to supervise the use of loan fund and provide the financial situation, operation situation of main-operating business and use record of loan fund to the credit agent bank as per the requirement of each participation bank.

19. Default Events

19.1 Any of the following events will form the default event:

(1) The borrower doesn’t pay any due funds payable as per the amount, currency, way and time stated in the agreement. The borrower cannot make majority of participation banks provide satisfactory remedies on the informed date of the borrower or in 10 working days as of the date of remedy notification issued by the credit agent bank to the borrower.

(2) Except the matters stated in Article 19.1(1), the borrower doesn’t properly and timely fulfill or obey any other duties under the agreement or other financial document. The borrower cannot make majority of participation banks provide satisfactory remedies on the informed date of the borrower or in 10 working days as of the date of remedy notification issued by the credit agent bank to the borrower.

(3) During the execution of the agreement, the financial status of borrower seriously deteriorates, which will affect the capacity of the borrower to fulfill the agreement in the opinion of credit agent bank. The borrower cannot make majority of participation banks provide satisfactory remedies on the informed date of the borrower or in 90 working days as of the date of remedy notification issued by the credit agent bank to the borrower.

(4) Any statement, guarantee or promise made by the borrower in the agreement is proved to be untrue, incorrect or misleading in any essential aspect. The borrower cannot make majority of participation banks provide satisfactory remedies on the informed date of the borrower or in 10 working days as of the date of remedy notification issued by the credit agent bank to the borrower.

(5) The borrower doesn’t pay any of liabilities due and payable or break the documents related to the liabilities of borrower or the default events related to the liabilities of borrower lead that the liabilities should be paid in advance or immediately paid or the promise or consignment of the liabilities are canceled or terminated or the liabilities guarantee of any borrowing guarantor is executed. The borrower cannot make majority of participation banks provide satisfactory remedies on the informed date of the borrower or in 10 working days as of the date of remedy notification issued by the credit agent bank to the borrower. But, except the foregoing liabilities totaling less than RMB50,000,000.

(6) The superintendent or directors of the borrower is suspected of corruption, bribe-taking or illegal operation, which has been investigation as a case by the justice department. The borrower doesn’t notify the credit agent bank in writing in 3 working days after the foregoing important event.

(7) Without the content of majority of participation banks, the borrower cannot (or regarded as impossible by any justice department) pay or admit to be not able to pay any due financial liabilities over RMB10,000,000, and start to negotiate with one or more creditors to reorganize or transfer liabilities. The borrower cannot make majority of participation banks provide satisfactory remedies on the informed date of the borrower or in 10 working days as of the date of remedy notification issued by the credit agent bank to the borrower.

(8) Without the written consent of bank consortium, the borrower suffers from mergence, separation, assets transfer exceeding RMB 10,000,000 with single sum, reorganization, shareholding reform, suspended business application, bankruptcy application, which enough effect the realization of creditor’s rights of participation bank;

(9) The borrower suffers from the serious accidents, register cancellation, business license suspending, business stopping and closing. Which bring adverse influences to the creditor’s right under the agreement. The borrower also suffers from serious lawsuits or arbitration, great difficulties for production and operation.

(10) The borrower makes any company acts or any person takes any step or starts any legal procedures and sends any orders or put forward to any requirement or makes any resolution to do the business stopping, reorganization, liquidation, bankruptcy or dismiss to the borrower. Or appoint the liquidation officer, bankruptcy trustee or receiver for all or partial assets of borrower.

(11) Any assets totaling over RMB 50,000,000 (if more events, it can be accumulatively calculated) of the borrower are sealed up, frozen, detained, executed, expropriated, levied or put into similar legal procedures. The borrower cannot make majority of participation banks provide satisfactory remedies on the informed date of the borrower or in 5 working days as of the date of remedy notification issued by the credit agent bank to the borrower.

(12) Any events happened with the borrower and guarantee at any place make majority of participant bank think the events are similar with those stated in Item (6) and (11) of Article 19.1 of this agreement.

(13) The borrower stops or threatens to stop all or essential business.

(14) Any duties fulfilled by the borrower become illegal.

(15) The borrower transfers the profit via the non-fair related operation, which seriously damage the legal rights and interests of participation banks.

(16) The borrower breaks the statement and guarantee stated in Article 14 of this agreement or promise stated in Article 15.

(17) Majority of participant banks reasonably think the borrower or guarantor maybe suffer from the events which seriously affect the execution of guarantee contract or the guarantee contract becomes invalid, canceled or terminated. The borrower or guarantor is related to serious lawsuit or arbitration cased or the borrower suffers from other reasons which maybe seriously affect the capacity to fulfill the guarantee contract; the damage, losses, sealed up, frozen, detained of guaranteed articles lead the guarantee value decreases or disappears. The borrower doesn’t provide new guarantee and change the guarantor as per the requirement of bank consortium.

(18) The borrower or guarantor has suffered/will suffer from any events or situation, which bring serious adverse influences.

(19) Other default event appointed in the agreement, guarantee contract or other financing documents.

19.2 If the foregoing default event stated in Article 19.1 happens, the credit agent bank can (must if majority of participant bank requires) execute one or more rights as per the following orders and timely notify all the participation banks in writing.

(1) Exempt from relevant default events or agree on the remedy of relevant default events.

(2) If the loan fund isn’t granted, notify the borrower in writing and announce to terminate the withdrawal of all or partial withdrawals. Terminate the withdrawal of the funds not withdrawn after announcement.

(3) If the trade financing credit fund isn’t granted, notify the borrower in writing and announce to terminate granting all or partial trade financing credit fund to the borrower.

(4) Notify the borrower in writing and announce to cancel all the funds not granted of credit line. So, the credit line should be cancelled and available loan commitment amount of each participant bank should automatically decrease to zero.

(5) Notify the borrower in writing and announce all or partial credit balance together with the accrued interests, charges and other funds should be immediately paid. After announcement, these funds should become the due funds payable. It is no necessary for credit agent bank to give further notification.

(6) Execute the guarantee right under the guarantee contract;

(7) Execute any other rights stated in laws, rules, agreement or financial documents.

19.3 Any participant bank knows about a default event or reasonably thinks that it maybe form the fact or condition of a default event, the bank should notify the credit agent bank in time.

19.4 The borrower notifies the credit agent bank to tell the default event happened or any participant bank sends the notification as per Article 19.3 of this agreement, or the agent bank knows about the default event or reasonably think that it maybe form the fact or condition of a default event, the bank should notify the participant bank in time.

19.5 Any right listed in Article 19.2 of this agreement or any right proposed by any participant bank to the borrower for the legal procedure of any disputes settlement should be executed via the agent bank. But, if the agent bank cannot execute as per the decision of majority of participation banks, relevant participation banks can directly take actions.

19.6 During the continuousness of default event, the agent bank has right to take necessary or reasonable actions to protect the rights of each participant bank from influence.

19.7 Except special appointments in the agreement, each participant bank promises:

(1) Will not adopt the contradictory way with the agreement to execute the rights under the agreement;

(2) Will not require any person or accept any liability liquidation singly for liquidating any debts owed by the borrower to the participation bank;

(3) Will not independently require or accept any guarantee interests or financial support for any liabilities owed by the borrower to the participation bank.

19.8 The borrower hereby agrees and confirms that all the accounts opened by the borrower in the participation bank, agent bank and any other branches is under the control of the credit agent bank until the default events has obtained the reasonable remedies satisfying the credit agent bank if the default events happen. When special funds account, special debts payment account and all other accounts of the borrower are under the control, the borrower cannot make the reasonable remedies satisfying the credit agent bank for the default events in 5 working days after the notification of credit agent bank, the credit agent bank has right freeze or transfer any funds in special funds account, special debts payment account and all other accounts of the borrowers according to the order of bank consortium. When the credit agent bank obtains the supervision right to the borrower’s accounts according to the stipulations stated in this Article, the borrower should get the written approval from the credit agent bank if the borrower transfers each sum of funds from the special funds account and special debts payment account.

During the continuousness of a default event, each participant bank and agent bank have right to deduct the balance in any account opened by the borrower in the participant bank and agent bank (including any branches) and transfer them to credit agent bank for apportionment as per the stipulations stated in Article 22 of this agreement. The participant bank and/or agent bank should notify the borrower in writing in 2 working days after deduction.

19.9 Required by any participation bank, the borrower should compensate any losses and charges (including, but not limited to charges for investigation, audit, evaluation, notary, lawyer, lawsuit, etc) because the borrower suffers from default events or the borrower doesn’t fulfill any duties under the agreement.

19.10 Any of the following events consists of the default events of participation bank:

(1) The participant bank doesn’t grant the loan fund according to the amount, currency, way and time stated in the agreement.

(2) Except the matters stated in Article 19.10.(1) of the agreement, the participant bank doesn’t fulfill any other duties under this agreement and/or other financing documents. The participant bank cannot make the remedies satisfying the borrower, agent bank and/or other participation banks on the known date of participant bank or in 30 days as of the notification date of remedies sent by borrower, agent bank and/or other participation banks.

19.11 After the default events related to the borrower’s benefit stated in Article 19.10 of this agreement happen, the borrower has right to ask the default participant bank to correct the action within reasonable period. Otherwise, the borrower has right to execute any rights stated in the laws and the agreement. Required by the borrower together with written proof, after verified by the participation bank, this bank should compensate all the losses and charges (including, but not limited to reasonable lawyer charges and lawsuit charges) or expenditures because any participant bank breaks the contract or doesn’t fulfill any duties under the agreement.

19.12 After the default events related to the benefit of the agent bank or other participation banks stated in Article 19.10 of this agreement happen, the agent bank or other participation banks have right to ask the default participant bank to correct the action within reasonable period. Otherwise, the agent bank or other participation banks have right to execute any rights stated in the laws and the agreement. The default participant bank should compensate all the losses because any participant bank breaks the contract.

20. Relations of Bank Consortium

20.1 During the execution of this agreement, each participant bank should enjoy the rights and bear risk according to the proportion of their own portion accounting for the credit balance and credit balance (if the credit fund isn’t granted, the subscribed portion in the credit line and total credit line). If any participant bank doesn’t fulfill or incompletely fulfill the duties stated in the agreement, this participant bank will independently bear the liabilities to the borrower. Other participation banks will not bear any liabilities, but will not be exempted from the duties in the agreement.

20.2 Each participant bank hereby appoints the credit agent bank and guarantee agent bank to act as the agent related to the agreement and authorizes the credit agent bank and guarantee agent to execute the rights, powers, discretion power and other reasonable rights, powers and discretion powers stated in this agreement and bank consortium agreement. The conducts of credit agent bank and guarantee agent bank is binding upon each participation bank. Each participant bank should execute each right stated in the agreement via credit agent bank and guarantee agent bank. The agent bank will not act as the agent of the borrower in any aspect.

20.3 The agent bank will not bear any liabilities to any party under the agreement because any party in the agreement breaks this agreement.

20.4 Each participant bank authorizes the credit agent bank and the bank confirms and guarantees to fulfill the following duties:

(1) After signing this agreement and bank consortium agreement, submit the copies of this agreement and bank consortium agreement to local banking regulatory commission and People’s bank for filing and reports to provincial trade association;

(2) Be responsible for the organization and execution after signing of this agreement;

(3) Strictly execute the appointments stated in this agreement, protect the interests of participant bank and doesn’t use the position of credit agent bank to damage the legal interest of other participation banks;

(4) The loan manger after signing of this agreement should appoint special person to be responsible for detail affairs of loan of bank consortium and submitting the financial information and documents provided by the borrower to the participation bank;

(5) Strictly handle the granting of principal of all liquid fund loans and collecting of principal and interests as per the appointment stated in the agreement;

(6) Collect the loan fund granted by each participation bank, loan commitment amount and principal and interests of loan of each participant bank and record each sum;

(7) Transfer the interests paid by the borrower on schedule, returned principal and interests and other funds paid to each participant bank  as per the proportion of portion of each participant bank accounting for the loan balance and loan balance (if the loan funds are not granted, the loan commitment amount and total loan commitment amount of all participation banks). But, except other appointments stated in the agreement;

(8) If the borrower cannot enough return the loan on schedule, for the funds paid, the agent bank should transfer them to each participant bank as per the proportion of portion of each participant bank accounting for the loan balance and loan balance. For overdue funds, the agent bank will collect penalty and compound interests from the borrower according to relevant stipulations of People’s Bank and this agreement.

(9) Supervise and check if borrower uses all loan funds to liquid capital requirements, replacement of stock loan or the fulfillment of this agreement and other documents.

(10) Send the information, documents and certificates related to this agreement to each participant bank or borrower in 2 working days after receiving them. If there is only 1 original of documents, the credit agent bank should keep well this original and provide the copies of the documents to participant bank or borrower. But, the credit agent bank must note the copies of these documents are in conformity with the original; Except other appointments stated in this agreement, the credit agent bank will not be responsible for checking the completeness, correctness or sufficiency of contents of the documents stated

in the agreement;

(11) In 20 working days after each half year ends, provide the “Work Report of Agent Bank” to bank consortium: if necessary, report the use and management situation of the loan to the participation bank. If emergent, can report at any time.

(12) The agent bank should establish the credit account of liquid fund loan. The credit account should include the statistics of each sum of loan fund and amount of loan fund granted or to be granted by each participation bank. Before the 10th working day of each quarter during the execution of the agreement, the credit agent bank should submit the credit account to each participation bank. If the participant bank has any objection, the credit agent bank should make reasonable explanation in time.

(13)  For the default behavior of the borrower, the credit agent bank is responsible for sending the notification of deadline correction. If the borrower doesn’t correct the default behaviors during the appointed period of correction, the credit agent bank is responsible for convening the bank consortium meeting and take further measures to the borrower according to the resolution of bank consortium meeting;

(14) Take action according to the appointment stated in this agreement and resolution of bank consortium meeting;

(15) When the credit agent bank is not clear to the authorization or power limit, the credit agent bank should take measure to protect the rights and interests of participant bank based on the principle of honesty;

(16) Handle other matters related to the credit of bank consortium and entrusted by participation bank.

20.5 Each participant bank authorizes the guarantee agent bank and the guarantee agent bank confirms and guarantees to fulfill the following duties:

(1) Handle the formalities of mortgage and pledge register as per the appointment stated in the agreement and guarantee contract and be responsible for the daily management of mortgages and hostages;

(2) Supervise and check if the guarantor under the guarantee contract fulfills the guarantee contract;

(3) Report the guarantor’s situation and use and management situation of mortgage and hostages in writing to the participation bank. If emergency, report at any time;

(4) Take action according to the appointments of this agreement and guarantee contract and resolution of bank consortium meeting;

(5) When the guarantee agent bank is not clear to the authorization or power limit, the bank should takes measures to protect the rights and interests of participant bank based on the principle of honesty;

(6) Handle other matters guaranteed under the bank consortium and entrusted by the participation bank.

20.6 Required by any agent bank, each participant bank should compensate or repay any costs, claims, losses and charges (including, but not limited to charges for investigation, audit, evaluation, notary, lawyer, lawsuit, etc) to the agent bank according to the proportion of their own portion in the loan balance of bank consortium and loan balance of bank consortium (if the loan fund isn’t granted, the subscribed portion in the credit line and total credit line). Except that any of the foregoing is caused directly because of serious negligence or arbitrary conducts.

20.7 The agent bank can notify each party of this agreement to resign the post of agent ahead of 30 days at any time. As of the formal succession date of other party notified by the successive agent bank, the resigning of the resigning agent bank (hereinafter called “resigning agent bank”) and appointment of successive agent bank come into effect.

20.8 If the agent bank sends the resigning notification as per Article 20.7 of this agreement, with the consent of borrower, all the participation banks can appoint a bank or financial department with good reputation and rich experience as the successor (hereinafter called “Successive Agent Bank”) of resigning agent bank during the appointed period. Otherwise, with the consent of borrower and majority of participation banks, the resigning agent bank can appoint a bank or financial department with good reputation and rich experience as the successor on behalf of all the participation banks.

20.9 If appointing a successor of agent bank as per Article 20.8 of this agreement, so:

(1) Should remove any further duties under the agreement of the resigning agent bank

(2) Authorize the successive agent bank to have all rights, power, discretion power and duties;

(3) The resigning agent bank should turn in all documents related to this agreement to the successive agent bank during the execution of this agreement and fully expose relevant situation.

20.10 If appointing the successor of an agent bank as per Article 20.8 of this agreement, the borrower should change the special funds account and special debts payment account, settle the foregoing accounts opened in the agent bank and open new special funds account and special debts payment account in the successive agent bank in 3 working days after the successive agent bank is appointed.

20.11 The resigning agent bank should notify the borrower in writing, transfer all the documents and materials related to the agreement to the successive agent bank and completely disclose all the familiar work situation to the successive agent bank and cannot delay the account transaction and withdrawal of the borrower in 3 working days after the successive agent bank is appointed.

20.12 The co-lead bank, agent bank and successive agent bank should carefully and earnestly fulfill the duties under the agreement. If serious losses or arbitrary misconducts of co-lead bank, agent bank and successive agent bank bring losses to other party under the agreement, the co-lead bank, agent bank and successive agent bank will bear the compensation liabilities legally.

21. Bank Consortium Meeting

21.2 The bank consortium meeting legally executes the following powers and makes the decision:

(1) Alter any supplement agreement signed for this agreement and bank consortium agreement;

(2) Agrees the borrower to cancel the loan commitment amount/subscription amount of participation bank;

(3) Agrees the borrower to change the usage of loan funds under this agreement;

(4) Agrees to delay the withdrawal and credit deadline;

(5) Agrees to increase the credit line;

(6) Agrees the borrower to execute the mergence, separation, business stopping, reorganization, liquidation, bankruptcy, dismiss or other similar procedures;

(7) Agrees the borrower to distribute the profit;

(8) Agrees the borrower to make the great investment, financing, alteration of stock right and other matters;

(9) Alter to alter or cancel the guarantee under this agreement;

(10) Agrees to appoint the successor of agent bank;

(11) Agrees the bank consortium to continuously exist after special observation period;

(12) Announce the default conducts of borrower and execute the rights and find out the default liabilities as per this agreement;

(13) Decide to take proceedings/or arbitration and/or other justice procedures;

(14) Agrees the participant bank to deduct the debts of borrower as per the appointments stated in this agreement;

(15) Other matters decided by bank consortium.

21.3 The matters stated from Item 1 to Item 5 of Article 21.2 of this agreement and the matters that must be unanimously approved by all the participation banks in the opinion of participation bank, the matters come into effect after unanimous approval of the entire participation banks. Except this, the vote of bank consortium meeting comes into effect after approved by majority of participation banks.

21.4 It is allowed for bank consortium not to convene the bank consortium meeting. The credit agent bank will collect the suggestions of participation banks in writing. If the reply of each participant bank forms the resolution of bank consortium meeting as per the appointments stated in Article 21.3 of this agreement, the credit agent bank should notify the borrower, each participant bank and co-lead bank of the resolution of bank consortium meeting in writing.

22. Apportionment

22.1 Except the funds obtained by the participant bank by independently signing the deposit mortgage agreement or other guarantee documents based on the trade financing provided by the participant bank to the borrower and other appointments stated in Article 22.3 of this agreement, if any participant bank will pay any due funds under the agreement with any funds collected or taken back from the borrower, the funds aren’t collected or taken back as per Article 12.7 of this agreement, the participant bank should:

(1) Immediately notify the credit agent bank to receive or take back these funds;

(2) Required by credit agent bank, pay a sum of funs (hereinafter called “Apportionment Funds”) equal to the funds received or taken back to the credit bank as soon as possible;

22.2 The credit agent bank should regard the apportionment funds as the funds paid by the borrower and distributed among the participation banks as per the appointments stated in Article 12.12 of this agreement.

22.3 Any funds received by any participant bank because the bank takes the proceedings, arbitration or other justice procedures to the borrower about the disputes under the agreement are not be suitable for the appointments stated Article 22.1 of this agreement when according with the following conditions:

(1) This participant bank has notified other participation banks in writing before taking the proceedings, arbitration or other justice procedures;

(2) Other participation banks don’t send the written notification to this participant bank to definitely show them to attend the lawsuit, arbitration or other justice procedures in 3 working days after receiving this notification.

23. Transfer

23.1 This agreement is binding upon each party under this agreement, their own successors and transferees.

23.2 The borrower cannot transfer any rights or duties under this agreement.

23.3 Each party of this agreement hereby confirms and agrees that any participant bank (hereinafter called “Transferring Bank”) can transfer all or partial rights and/or rights, duties to a bank or financial department (hereinafter called “Transferee bank”) at any time under the precondition of Article 23.4 of this agreement. Under the same condition, the participation banks in the bank consortium enjoy the preferential purchase right for the foregoing transfer. The transferee bank should notify bank consortium and other participant bank of all or partial rights and duties under the agreement in writing. It will be granted as the giving up of preferential purchase right if other participant bank cannot reply in 10 days after receiving the foregoing notification. If more than 2 participation banks propose of executing the preferential purchase right, the participation banks to be transferred decide their own purchase proportion by consultation. If not settled, the preferential purchase right will be executed according to the proportion of their own loan balance of each participant bank to be transferred accounting all the loan balance (if the loan funds are not granted, the proportion of loan commitment amount accounting for credit line) of all the participation banks to be transferred.

23.4 The duties transfer of participation banks come into effect only after meeting the following conditions:

(1) The transferring bank and transferee bank submit a copy of “Transfer Certificate” formally filled and signed to the agent bank as per the form and contents stated in Article 14 of this agreement.

(2) The agent bank, borrower, transferring bank and transferee bank sign the “Loan Commitment Amount to Transferred” as per the form and contents stated in Article 15 of this agreement. The transfer of rights needn’t the signature of the borrower.

23.5 Each participant bank (except the transferring bank and transferee bank) irrevocably authorizes the credit agent bank to sign any transfer certificate formally filled on behalf of credit agent bank.

23.6 Any transfer executed and finished as per Article 23.3 of this agreement is binding upon each party of this agreement.

23.7 As of the transfer date after the credit agent bank signs the transfer certificate, with the scope of transfer object listed in the transfer certificate:

(1) Transferring bank will not bear any duties unfulfilled related to the transfer object under the agreement;

(2) The transferee bank and other party under this agreement will bear all the rights and duties unfulfilled related to the transfer object under the agreement;

23.8 The transferee bank will not be responsible for the transferee bank for the following matters:

(1)  Establishment, signing, authenticity, effectiveness and execution of any financing documents or any other documents;

(2) Collection of funds payable under any financing documents;

(3) Authenticity, accuracy or completeness of any statements (oral or written) under any financing documents;

23.9 The transferee bank confirms to the co-lead bank, agent banks and other participation banks:

(1) have made independent investigation and evaluation to the credit, financial and other situation of the borrower, which is independent to any information related to the borrower and financing documents provided by the co-lead bank, agent bank or other participation banks;

(2) Will continue to make independent investigation and evaluation to the credit, financial and other situation of the borrower.

23.10 The transferring bank has no duties:

(1) Accept any rights and/or duties transferred to the transferee bank as per Article 23.3 of this agreement from any transferee bank;

(2) Compensate any losses of transferee bank because the borrower or other participation banks don’t fulfill any duties under this agreement.

23.11 The credit agent bank should record the directories of each party under this agreement and provide the dictionaries when required at any place.

24. Confidential and Information Disclosure

24.1 Each participant bank must keep secrete for any information related to financing documents provided by the borrower or the authorized representative of the borrower. But, any participant bank has right to:

(1) Disclose the well-known information (excluding the well-known information because the participant bank breaks this article);

(2) Disclosure the information for any lawsuit, arbitration or other justice procedures;

(3) Disclose this information as per the laws;

(4) Disclose this information when required by any governmental, financial, taxation or other relevant supervision departments;

(5) Disclose the information to professional consultant under this agreement;

(6) Disclose the information within the scope of Article 24.2 of this agreement;

(7) Disclose the information after approved by the borrower.

24.2 Any participant bank has right to disclose the following information to any related party or any person (hereinafter called “Participant”) who may sign or have signed any transfer, loan or other agreements:

(1) Copies of any financing documents;

(2) Any information related to financial documents obtained by the participation bank.

But, before received any secrete information, the participant must submit the written promise to the participant bank to agree to fulfill the secrete duties as per Article 24.1 of this agreement.

24.3 The appointments stated in Article 24.1 and 24.2 can substitute any secrete promise made by any participate bank before becoming the party of this agreement.

25. Liabilities Certificate

Each participant bank and agent bank should keep the accounting statements and records on the accounting books as per the business operation practice. The participation bank, agent bank and borrower hereby confirms that the liabilities owed by the borrower to the participant bank and agent bank will base on the records in the accounting voucher provided by the participant bank and agent bank as per the business operation practice if there is no obvious mistakes.

26. Legal Changes

At any time after the execution of this agreement, if the loan duties fulfilled by any participant bank become illegal because any applicable laws, rules or explanation change and /or the bank must obey the borrowing conducts of regulatory departments or other financial departments in order to meet the requirement of other governmental department with jurisdictional power, this participant bank should submit a certificate to the credit agent bank as soon as possible after knowing about this information and completely list the illegal reason and basis. The agent bank should notify the borrower and provide a copy of certificate to the borrower in 2 working days after receiving this certificate. After the credit agent bank make the foregoing notification:

(1) The promise, available loan commitment amount and subscription amount of the credit funds granted by the participant bank will automatically be cancelled;

(2) Except special statement in laws and rules, the borrower should repay the amount and accrued interests of loan balance of this participant bank to the participant bank during the deadline required in the notification (no less than 30 working days) after receiving the notification sent by the credit agent bank on behalf of participation bank.

(3) If canceling the loan commitment amount and prepay the amount as per Article 26 of this agreement, the participant bank needn’t pay any default money or charges to the borrower.

2.7 Deduction

27.1 The credit funds under this agreement will not be influenced by the changes of Chinese laws, policies, taxes and charges. The borrower and each participant bank cannot deduct the credit funds under the agreement with increased taxes and charges because of the changes of Chinese laws, policies, taxes and charges.

27.2 After the default events stated in Article 19.1 of this agreement happen, even if the balance and debts in the account are not in the same currency, the participant bank has right to deduct the funds in the account opened by the borrower in the participant bank for the payment of principal, interest, compound interest, penalty interest and relevant charges due and unpaid. Under this situation, this participant bank should pay the funds to the credit agent bank as per Article 22 of this agreement after receiving these funds. The credit agent bank will divide these funds. The participant bank and/or credit agent bank should notify the borrower in 2 working days after deduction.

28. Extended Deadline and Partial Invalidity

28.1 Any participant bank and agent bank haven’t executed or delay to execute any rights under this agreement, which will not be regarded as the abandon of these rights. If any participant bank and agent bank independently or partially execute these rights, it shouldn’t be excluded that they further execute these rights in other way or execute other right or special rights. The rights and relief stated in this agreement shouldn’t be excluded from any rights or relief given by the laws and rules to any participant bank and agent bank.

28.2 If any article under this agreement is illegal, invalid or unfulfilled at any time, the legality, validity or execution of other articles under this agreement will be not affected or decreased.

29. Amendment and Supplement

29.1 Based on the appointment stated in Article 21.2. (1) of this agreement, the credit agent bank can amend the articles of this agreement by continuously signing the written supplement agreement. Any amendment based on this is binding upon all the participation banks, agent bank and borrower. But, without the approval of the concerned party, any amendment or abandonment cannot increase any new or extra duties to the concerned party.

29.2 The matter not stated in this agreement will be negotiated by the borrower, co-lead bank, agent bank and each participation bank. The supplement agreement can be signed as per Article 29.1 of this agreement, which will have same legal effect with this agreement.

30. Notification

30.1 All the communications between any participant bank and borrower should be executed via the credit agent bank.

30.2 Any notification, request, instruments or other documents sent to any party under this agreement as per this agreement should be sent to the recipient in writing based on the address or telex code or fax number appointed by the recipient. The address, telex code and fax number and contact person appointed by each party should be listed in the signing page of this agreement.

30.3 Any communications executed by each party of this agreement should be regarded as the receiving of the recipient in the following situation:

(1) When actual delivered if sending by person;

(2) If sending by telex or fax, receive the correct feedback or fax report after finishing the sending;

(3) If mailing by the letter (including EMS), 12:00 am (Beijing Time) in 7 working days after sending register letter as per correct address.

30.4 After each party of the agreement changes the contact person, address, telex code or fax number, the party should notify the alteration to the credit agent bank in 2 working days after changes. After receiving the alteration notification sent by one party of this agreement, the credit agent bank should immediately notify other party of this agreement of the alteration.

31. Original of Agreement

31.1 The appendix of this agreement is made and signed in Chinese.

31.2 This agreement is the master agreement of credit of bank consortium. Except liquid management agreement, if any financing documents are not in conformity with this agreement, it will base on this agreement.

31.3 The appendix of this agreement is the effective part of this agreement.

31.4 This agreement should be made and signed in 30 originals. Each of original has same effect.

32. Applicable Laws and Disputes Settlement

32.1 This agreement is subject to Chinese laws (including, but not limited to Chinese prevailing effective laws, administrative laws and rules, decisions and orders issued by State Council, local laws and rules issued by local People’s Congress, rules issued by each department and commission of State Council and Local People’s Government. Based on this purpose, Chinese laws don’t include the laws of Taiwan, HK Special Administrative Region and Macao Special Administrative Region) and is explained in light of it.

32.2 If any dispute is arising during the execution of this agreement, each party should settle it by friendly consultation. If not settled, this dispute will be subject to People’s Court at the signing place of this agreement.

33. Validity and Termination

33.1 This agreement comes into effect after formally signed and sealed by the authorized representatives of borrower, arranging bank, co-lead bank, credit agent bank, guarantee agent bank and each participation bank.

33.2 This agreement will terminate after all the charges, penalty interests, compound interests, interests, principals and other funds payable are enough paid.

【This page has no text, which is the sealing page for WSP Structured Bank Consortium Comprehensive Credit and Loan Agreement with an Amount Equivalent to RMB 3.5 Billion】

Borrower: Wuxi Seamless Oil Pipe Co., Ltd.

Add: No. 235, Chengnan Road, Hi-new Technical Industries Development Zone, Wuxi

PC: 21048

Legal Representative: Pu Longhua

Tel: 0510-85360216

Fax: 0510-85226351

Contact Person: Feng Jueying

Authorized signer:

Name: Pu Longhua                               seal

Date: August 29, 2011

Arranging Bank: Bank of China Limited Jiangsu Branch

Add:

P.O.:

Principal:

Tel:

Fax:

Contact Person:

Authorized signer:

Name:                                                 seal

Title:

Date:

【This page has no text, which is the sealing page for WSP Structured Bank Consortium Comprehensive Credit and Loan Agreement with an Amount Equivalent to RMB 3.5 Billion】

Co-lead Bank: Bank of China Limited Wuxi Branch

Add:

P.O.:

Principal:

Tel:

Fax:

Contact Person:

Authorized signer:

Name:                                                 seal

Title:

Date: Aug 29, 2011

Co-lead Bank: Bank of China Limited Wuxi Branch

Add:

P.O.:

Principal:

Tel:

Fax:

Contact Person:

Authorized signer:

Name:                                                 seal

Title:

Date: Aug 29, 2011

【This page has no text, which is the sealing page for WSP Structured Bank Consortium Comprehensive Credit and Loan Agreement with an Amount Equivalent to RMB 3.5 Billion】

Participant Bank: Bank of China Limited Wuxi Branch

Add:

P.O.:

Principal:

Tel:

Fax:

Contact Person:

Authorized signer:

Name:                                                 seal

Title:

Date: Aug 29, 2011

Participant Bank: Agricultural Bank of China Limited Wuxi Branch

Add:

P.O.:

Principal:

Tel:

Fax:

Contact Person:

Authorized signer:

Name:                                                 seal

Title:

Date: Aug 29, 2011

【This page has no text, which is the sealing page for WSP Structured Bank Consortium Comprehensive Credit and Loan Agreement with an Amount Equivalent to RMB 3.5 Billion】

Participant Bank: Nanyang Commercial Bank (China) Limited Wuxi Branch

Add:

P.O.:

Principal:

Tel:

Fax:

Contact Person:

Authorized signer:

Name:                                                 seal

Title:

Date: Aug 29, 2011

Participation Bank: China Merchants Bank Co., Ltd Wuxi Branch

Add:

P.O.:

Principal:

Tel:

Fax:

Contact Person:

Authorized signer:

Name:                                                 seal

Title:

Date: Aug 29, 2011

【This page has no text, which is the sealing page for WSP Structured Bank Consortium Comprehensive Credit and Loan Agreement with an Amount Equivalent to RMB 3.5 Billion】

Participant Bank: Industrial and Commercial Bank of China Limited Wuxi Branch

Add:

P.O.:

Principal:

Tel:

Fax:

Contact Person:

Authorized signer:

Name:                                                 seal

Title:

Date: Aug 29, 2011

Participant Bank: China CITIC Bank Corporation Limited Wuxi Branch

Add:

P.O.:

Principal:

Tel:

Fax:

Contact Person:

Authorized signer:

Name:                                                 seal

Title:

Date: Aug 29, 2011

【This page has no text, which is the sealing page for WSP Structured Bank Consortium Comprehensive Credit and Loan Agreement with an Amount Equivalent to RMB 3.5 Billion】

Participant Bank: Shanghai Pudong Development Bank Co., Ltd Wuxi Branch

Add:

P.O.:

Principal:

Tel:

Fax:

Contact Person:

Authorized signer:

Name:                                                 seal

Title:

Date: Aug 29, 2011

Participant Bank: China Everbright Bank Co., Ltd Wuxi Branch

Add:

P.O.:

Principal:

Tel:

Fax:

Contact Person:

Authorized signer:

Name:                                                 seal

Title:

Date: Aug 29, 2011

【This page has no text, which is the sealing page for WSP Structured Bank Consortium Comprehensive Credit and Loan Agreement with an Amount Equivalent to RMB 3.5 Billion】

Credit Agent Bank and Guarantee Agent Bank: Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch

Add:

P.O.:

Principal:

Tel:

Fax:

Contact Person:

Authorized signer:

Name:                                                 seal

Title:

Date: Aug 29, 2011

Guarantee Agent Bank: Agricultural Bank of China Wuxi New District Sub-branch

Add:

P.O.:

Principal:

Tel:

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Authorized signer:

Name:                                                 seal

Title:

Date: Aug 29, 2011

Appendix 1

Initial Participant Bank, Initial Loan Commitment Amount and Subscription Amount

1. Initial Participant Bank, Initial Loan Commitment Amount

Unit: RMB yuan

No.	Name of Initial Participant bank	Amount	Proportion
1	Bank of China Limited Wuxi Branch	RMB420,000,000	25.52%
2	Agricultural Bank of China Limited Wuxi Branch	RMB300,000,000	18.23%
3	Nanyang Commercial Bank (China) Co., Ltd. Wuxi Branch	RMB186,000,000	11.30%
4	China Merchants Bank Co., Ltd. Wuxi Branch	RMB180,000,000	10.93%
5	Industrial and Commercial Bank of China Limited Wuxi Branch	RMB170,000,000	10.33%
6	China CITIC Bank Corporation Limited Wuxi Branch	RMB180,000,000	10.93%
7	Shanghai Pudong Development Bank Co., Ltd. Wuxi Branch	RMB120,000,000	7.29%
8	China Everbright Bank Co., Ltd. Wuxi Branch	RMB90,000,000	5.47%
Total		RMB1,646,000,000	100%

2. Initial Participant bank and Initial Subscription Amount

Unit: RMB yuan

No.	Name of Initial Participant bank	Amount	Proportion
1	Bank of China Limited Wuxi Branch	RMB380,000,000	31.30%
2	Agricultural Bank of China Limited Wuxi Branch	RMB200,000,000	16.47%
3	Nanyang Commercial Bank (China) Co., Ltd. Wuxi Branch	RMB124,000,000	10.21%
4	China Merchants Bank Co., Ltd. Wuxi Branch	RMB120,000,000	9.89%
5	Industrial and Commercial Bank of China Limited Wuxi Branch	RMB130,000,000	10.71%
6	China CITIC Bank Corporation Limited Wuxi Branch	RMB120,000,000	9.89%
7	Shanghai Pudong Development Bank Co., Ltd. Wuxi Branch	RMB80,000,000	6.59%
8	China Everbright Bank Co., Ltd. Wuxi Branch	RMB60,000,000	4.94%
Total		RMB1,214,000,000	100%

Appendix 2

Subscription Letter of Credit Line Balance (Form)

No.: WMLSJGHYTCERG( )No.( )

To:

Bank of China Limited Wuxi Branch

Agricultural Bank of China Limited Wuxi Branch

Act as the co-lead bank (hereinafter called: Co-lead Bank”) appointed in credit agreement

Case: WSP Structured Bank Consortium Comprehensive Credit and Loan Agreement with an Amount Equivalent to RMB 3.5 Billion signed on Aug 29, 2011

Our bank hereby confirms WSP as the borrower, Bank of China Limited Jiangsu Branch as the arranging bank, Bank of China Limited Wuxi Branch and Agricultural Bank of China Limited Wuxi Branch as the co-lead bank, Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch as credit agent bank, Agricultural Bank of China Wuxi New District Sub-branch and Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch as mutual guarantee agent bank, the financial institution listed in Appendix 1 of credit agreement as participant bank (hereinafter called “Participant Bank”), who signed WSP Structured Bank Consortium Comprehensive Credit and Loan Agreement with an Amount Equivalent to RMB 3.5 Billion (hereinafter called “Credit Agreement”) on Aug 29, 2011.

The vocabularies and terms defied in the credit agreement have same meaning in the subscription letter.

Our bank hereby notifies your banks:

1.

Our bank decides to subscribe the credit line balance as per the credit agreement:

1.1. Limit for subscribed credit line balance: RMB                    ;

1.2. Validity Date for subscribed credit line balance:                  ;

1.3

2.

Or bank decides to subscribe the trade financing credit line balance as per the credit agreement:

2.1. Limit for subscribed trade financing credit line balance: Equivalent RMB       ;

2.2. Validity Date for subscribed trade financing credit line balance:                ;

2.3

Our bank further notifies your bank that the statement and promises on the subscription letter are irrevocable. Our bank would like to be subject to the credit agreement of participant bank.

Bank of China Limited Wuxi Branch (Official Seal)

Representative (Signature):

Date:

For the foregoing credit line balance, our bank confirms as follows:

1. Subscription of credit line balance:

1.1. Limit for subscribed credit line balance: RMB                    ;

1.2. Validity Date for subscribed credit line balance:                  ;

1.3

2. Subscription of trade financing credit line balance:

2.1. Limit for subscribed trade financing credit line balance: Equivalent RMB       ;

2.2. Validity Date for subscribed trade financing credit line balance:                ;

2.3

For current situation of bank consortium, our bank confirms as follows:

1. Liquid Capital Loan:

1.1. Subscribed Loan Line: RMB

1.2. Total Granted Loan Funds: RMB

1.3. Amount of Creditor’s Right to be transferred by:           (bank)

1.4.

2. Trade Financing Credit Line:

2.1. Subscribed Trade Financing Credit Line: RMB

2.2. Total Granted Trade Financing Credit Funds: RMB

2.3. Amount of Creditor’s Right to be transferred by:           (bank)

1.4.

Co-lead Banks ☐

Bank of China Limited Wuxi Branch (Official Seal)

Representative:    (Signature)

Date:

Agricultural Bank of China Limited Wuxi Branch (Official Seal)

Representative:    (Signature)

Date:

Appendix 3

Certificate of Legal Representative (Form)

To: Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch

Act as the credit agent bank appointed in credit agreement, as such term is defined hereinbelow.

I, the legal representative of WSP-a limited liability company (hereinafter called “Company”) established in China, hereby confirms WSP as the borrower, Bank of China Limited Jiangsu Branch as the arranging bank, Bank of China Limited Wuxi Branch and Agricultural Bank of China Limited Wuxi Branch as the co-lead bank, Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch as credit agent bank, Agricultural Bank of China Wuxi New District Sub-branch and Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch as mutual guarantee agent bank, the financial institution listed in Appendix 1 of credit agreement as participant bank (hereinafter called “Participant Bank”), who signed WSP Structured Bank Consortium Comprehensive Credit and Loan Agreement with an Amount Equivalent to RMB 3.5 Billion (hereinafter called “Credit Agreement”) on Aug 29, 2011.

The vocabularies and terms defied in the credit agreement have same meaning in the subscription letter.

I, hereby certify:

1. The following copies are the true, correct and complete copies of the original, which have full effect on the date listed in the certificate:

1.1. Current Articles of Incorporation (including any amendment and supplement) of the borrower;

1.2. Current effective Business License and Organization Code Certificate of the borrower;

1.3. Capital Examination Report issued by China CPA Firm, which confirms the registered capital of borrower has been paid off by the shareholders of the borrower;

1.4. List for incumbent directors of the borrower, signing sample, official seal and seal of the company, copies of ID certificates of legal representative and authorized signer;

1.5. Current valid taxation register certificate (Duplicate) of the borrower;

1.6. Prevailing valid loan card issued by People’s Bank to the borrower;

1.7. Audited financial statement in last year of the borrower;

1.8. Certificate of account opening of the borrower as per requirement stated in the credit agreement;

1.9. Resolution of board of directors of the company (hereinafter called “Board of Directors”) dated on                        .

2. The resolution of board of director of the borrower isn’t cancelled or substituted until the date in the certificate, which has complete effect.

3. The borrower signs each financing documents and bears the duties and borrow the loan line and loan fund under the credit agreement, which will not exceed the limit of maximum loan line of the borrower or break any provision stated in Articles of Incorporation.

4. The followings are the list of all the incumbent directors as of the date in the certificate and list of director on the date of convening the meeting of board of directors:

5. The following persons, acting as relevant posts (has been acting as this post on the signing date of credit agreement and other financing documents), are those who are authorized by Director’s Meeting to sign the financial documents and other documents. The relevant signatures are their true signatures.

Name                   Post                Signature

6. Unless the borrower sends the opposite written notification to your bank, your bank can confirm the certificate is true and correct before each withdrawal date.

Borrower: WSP (Official Seal)

Legal Representative:    (Signature)

Date:

Appendix 4

Withdrawal Notification (Form)

No.: WMLSJGHYTSQ( )No.( )

To: Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch

  Act as the credit agent bank appointed in credit agreement

Case: WSP Structured Bank Consortium Comprehensive Credit and Loan Agreement with an Amount Equivalent to RMB 3.5 Billion signed on Aug 29, 2011

Our company hereby confirms WSP as the borrower, Bank of China Limited Jiangsu Branch as the arranging bank, Bank of China Limited Wuxi Branch and Agricultural Bank of China Limited Wuxi Branch as the co-lead bank, Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch as credit agent bank, Agricultural Bank of China Wuxi New District Sub-branch and Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch as mutual guarantee agent bank, the financial institution listed in Appendix 1 of credit agreement as participant bank (hereinafter called “Participant Bank”), who signed WSP Structured Bank Consortium Comprehensive Credit and Loan Agreement with an Amount Equivalent to RMB 3.5 Billion (hereinafter called “Credit Agreement”) on Aug 29, 2011.

The vocabularies and terms defied in the credit agreement have same meaning in the subscription letter.

This notification is irrevocable.

Our company hereby:

1. Notify your bank and ask your bank to grant the loan funds under the loan line according to the following articles and conditions and articles and conditions stated in the credit agreement:

1.1. Amount of Loan Fund: RMB:

1.2. Withdrawal Application Date:

1.3. Appointed repayment date for this sum of loan fund:                        .

This sum of loan funds will automatically delay to                       (date) after our company finishes the business index during the special observation period stated in the credit agreement.

2. According to the appointment stated in credit agreement, our company directly pays the funds to the account of transaction competitor appointed by our company based on the usage stated in credit agreement after transferring the loan funds into the account of our company. The payment amount totals RMB. The payment amount entrusted: RMB . The detail payment information can see “Entrusted Payment List”:

Entrusted Payment List

Currency Type:

No.	Date	Amount	Payee	Receiving Bank	Payee’s A/C	Fund Usage	Remark
1
2
3
4

Note: When actually paying, the foregoing single sum of payment amount and anticipated use period maybe change, our company promises single sum of payment will be no more than the entrusted payment amount, which meet the condition of independent payment.

3. Our company confirms that all the loan funds will be used for the usage stated in the credit agreement.

4. Our company confirms that statements and guarantee stated in Article 14 of credit agreement are true and correct as of the notification date.

5. Our company confirms there is no default event at the notification date.

6. The articles and conditions stated in credit agreement should be included into the withdrawal notification, which will consist of one part of credit agreement.

7. The appendix of this withdrawal notification is as follows:

7.1. One copy of funds use background documents (attached relevant contracts, agreement, bills) satisfying the credit agent bank to explain the loan fund to be withdrawn by the borrower is used for the liquid funds. The use amount of the funds in the fund use plan should be correct to RMB 100,000yuan.

7.2. Loan receipt

7.3. Fund use situation for previous stage (excluding the first sum of withdrawal)

7.4. Others

Borrower: WSP (Official Seal)

Legal Representative:   (signature)

Date:

Appendix 5

Syndicated Loan Notification (Form)

No.: SMLSJGHYTTK( )( )

TO:                                                    (bank)

Act as the participant bank stated in the credit agreement

Case: WSP Structured Bank Consortium Comprehensive Credit and Loan Agreement with an Amount Equivalent to RMB 3.5 Billion signed on Aug 29, 2011

Our company hereby confirms WSP as the borrower, Bank of China Limited Jiangsu Branch as the arranging bank, Bank of China Limited Wuxi Branch and Agricultural Bank of China Limited Wuxi Branch as the co-lead bank, Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch as credit agent bank, Agricultural Bank of China Wuxi New District Sub-branch and Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch as mutual guarantee agent bank, the financial institution listed in Appendix 1 of credit agreement as participant bank (hereinafter called “Participant Bank”), who signed WSP Structured Bank Consortium Comprehensive Credit and Loan Agreement with an Amount Equivalent to RMB 3.5 Billion (hereinafter called “Credit Agreement”) on Aug 29, 2011.

The vocabularies and terms defied in the credit agreement have same meaning in the subscription letter.

Our bank hereby:

1. Our bank has notified your bank and we have received the withdrawal notification date on                with the No. SMLSJGHYTTK( ) (  ) sent by the borrower.

2. Please your bank to grant the loan fund according to the articles and conditions of credit agreement. The amount of syndicated loan of your bank is RMB                  only.

3. The loan interest rate of these loan funds is:

4. The withdrawal date of the loan funds is:

5. The repayment plan of the loan funds is:

6. Please your bank to transfer the loan funds into the following account before 11:00 am of the withdrawal date:

Account Name:

A/C No.

Opening Bank:

Transfer Remark:  Loan of Bank Consortium  --              (bank)

Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch (Official Seal)

Act as the credit agent bank of participant bank

Representative (Signature):

Date:

Appendix 6

Repayment Notification (Form)

No.: XMLSJGHYTTQHK( )( )

To: Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch

Act as the credit agent bank stated in the credit agreement

Case: WSP Structured Bank Consortium Comprehensive Credit and Loan Agreement with an Amount Equivalent to RMB 3.5 Billion signed on Aug 29, 2011

Our company hereby confirms WSP as the borrower, Bank of China Limited Jiangsu Branch as the arranging bank, Bank of China Limited Wuxi Branch and Agricultural Bank of China Limited Wuxi Branch as the co-lead bank, Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch as credit agent bank, Agricultural Bank of China Wuxi New District Sub-branch and Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch as mutual guarantee agent bank, the financial institution listed in Appendix 1 of credit agreement as participant bank (hereinafter called “Participant Bank”), who signed WSP Structured Bank Consortium Comprehensive Credit and Loan Agreement with an Amount Equivalent to RMB 3.5 Billion (hereinafter called “Credit Agreement”) on Aug 29, 2011.

The vocabularies and terms defied in the credit agreement have same meaning in the subscription letter.

Our company hereby:

1. Our company will repay your bank as per the appointment stated in Article 9 of this agreement and send this irrevocable notification. The principal for repayment is RMB                   only. The repayment date is            . The detail arrangement is subject to the appointment stated in Article 9 of this agreement.

2. Confirm the statements and guarantee stated in Article 14 of the credit agreement are true and correct on the notification date.

3. Confirm there is no default event on the repayment notification date. Our company further confirms that this kind of event will happen on the prepayment date.

4. The articles and conditions stated in the credit agreement should be included into the repayment notification, which consists of one part of prepayment notification.

Borrower: WSP (Official Seal)

Representative (Signature):

Date:

Appendix 7

Reimbursement Notification (Form)

No. XMLSJGHYTHK( )( )

TO: WSP

Act as the borrower stated in the credit agreement

Case: WSP Structured Bank Consortium Comprehensive Credit and Loan Agreement with an Amount Equivalent to RMB 3.5 Billion signed on Aug 29, 2011

Our company hereby confirms WSP as the borrower, Bank of China Limited Jiangsu Branch as the arranging bank, Bank of China Limited Wuxi Branch and Agricultural Bank of China Limited Wuxi Branch as the co-lead bank, Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch as credit agent bank, Agricultural Bank of China Wuxi New District Sub-branch and Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch as mutual guarantee agent bank, the financial institution listed in Appendix 1 of credit agreement as participant bank (hereinafter called “Participant Bank”), who signed WSP Structured Bank Consortium Comprehensive Credit and Loan Agreement with an Amount Equivalent to RMB 3.5 Billion (hereinafter called “Credit Agreement”) on Aug 29, 2011.

The vocabularies and terms defied in the credit agreement have same meaning in the subscription letter.

Our bank, as agent bank, hereby notifies your company of the situation about the due funds payable of the loan:

(1)Type of Due Funds: Principal/Interest/Charges

(2) Amount of Due Funds: RMB

(3) Maturity Date:

Our bank hereby notifies your company to transfer a sum of funds equal to the foregoing funds to the special reimbursement account opened in our bank.

Our bank will directly deduct the foregoing due funds from the special account on the maturity date according to the appointment stated in the credit agreement.

Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch (Official Seal)

Act as Credit Agent Bank

Representative (Signature):

Date:

Appendix 8

Payment Notification (Form)

No. XMLSJGHYTHK( )( )

TO:

Bank

Act as the participant bank stated in the credit agreement

Case: WSP Structured Bank Consortium Comprehensive Credit and Loan Agreement with an Amount Equivalent to RMB 3.5 Billion signed on Aug 29, 2011

Our company hereby confirms WSP as the borrower, Bank of China Limited Jiangsu Branch as the arranging bank, Bank of China Limited Wuxi Branch and Agricultural Bank of China Limited Wuxi Branch as the co-lead bank, Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch as credit agent bank, Agricultural Bank of China Wuxi New District Sub-branch and Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch as mutual guarantee agent bank, the financial institution listed in Appendix 1 of credit agreement as participant bank (hereinafter called “Participant Bank”), who signed WSP Structured Bank Consortium Comprehensive Credit and Loan Agreement with an Amount Equivalent to RMB 3.5 Billion (hereinafter called “Credit Agreement”) on Aug 29, 2011.

The vocabularies and terms defied in the credit agreement have same meaning in the subscription letter.

Our bank, as agent bank, hereby notifies your bank of the situation about the due funds payable of the loan:

(1) Type of Due Funds: Principal/Interest/Charges

(2) Amount of Due Funds: RMB                         only

(3) Maturity Date:

(4) Account Number of Your Bank:

Our bank will pay the funds to your bank on the maturity date according to the appointments stated in the credit agreement.

Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch (Official Seal)

Act as credit agent bank:

Representative (Signature):

Date:

Appendix 9

Mortgage and Pledge Property List

1. List of Mortgaged State-owned Land Use Right and House Property

No.	Type	Certificate No.	Description
1	Use Right of State-owned Land	XXGY(2001)1	Located at No. 61#-B land of Wuxi National Hi-new Technical Industries Development Zone; Used for industry; Land Area: 20769.7 m2; Service Year: Until Dec 30, 2050.
2	Use Right of State-owned Land	XXGY(2001)92	Located at No. 61#-C land of Wuxi National Hi-new Technical Industries Development Zone; Used for industry; Land Area: 9198.5 m2; Service Year: Until Feb 27, 2051.
3	Use Right of State-owned Land	XXGY(2004)206	Located at C07-10 and 13 of Second Phase of Wuxi New District Industrial Garden; Land NO.: 6-03-017-005; Used for industry; Land Area: 210015.0 m2; Service Year: Until Feb 14, 2054.
4	Use Right of State-owned Land	XXGY(2004)207	Located at C01-03 of Second Phase of Wuxi New District Industrial Garden; Land NO.: 6-03-017-003; Used for industry; Land Area: 119627.4 m2; Service Year: Until Feb 14, 2054.
5	House Property	XFQZXZ65039813, 65039814, 65039815,65039816	Located at Building 16, Area C, Phase 2, Wuxi Xinan Industrial Zone; Used for industrial warehouse; total floorage: 107285.84 m2
6	House Property	XFQZXZ 65039809, 65039810 , 65039811,65039812	Located at Building 18, Area C, Phase 2, Wuxi Xinan Industrial Zone; Used for industrial warehouse; total floorage: 56757.13 m2
7	House Property	XFQZXZ 60002540	Located at Building 5, Block 61, Wuxi New District Development Zone; Used for industrial warehouse; total floorage: 14057.62 m2

2. List of Mortgaged Stock Right

No.	Target Company	Investment Sum	Investment Proportion
1	Inner Mongolia Togtoh County Mengfeng Special Steel Co., Ltd.	RMB200,000,000	100%
2	Paraiba Seamless Special Pipe Manufacturing Co., Ltd.	RMB300,000,000	100%
3	Chaoyang Seamless Steel Piping Co., Ltd.	RMB51,000,000	51%
4	Songyuan Seamless Special Pipe Manufacturing Co., Ltd.	RMB40,000,000	100%

3. Mortgaged Machine and Equipment List

The machines and equipment in the mortgaged machines and equipment list are these listed in “Detail Table for Check and Evaluation of Machines and Equipment” of “Evaluation Report of Partial Assets of WSP” with No. YYZP[2001]043 issued by Yiyang Yangxian Assets Evaluation Firm on Mar 28, 2011.

4. List for Mortgaged Accounts Receivable

The accounts receivable in the list of mortgaged account receivable are these stated in “Detail List for Check of Accounts Receivable” of “Evaluation Report of Accounts Receivable and prepayments of WSP) with the No. YYZP[2011] 66 issued by Yiyang Yangxian Assets Evaluation Firm on Mar 28, 2011.

5. List for Floating Mortgaged Raw Materials, Semi-products and Finished Products

The floating mortgaged raw materials, semi-products and finished products in the list of floating mortgaged raw materials, semi-products and finished products are these stated in “Detail List for Check of Accounts Receivable” of “Evaluation Report of Accounts Receivable and prepayments of WSP) with the No. YYZP[2011] 45 issued by Yiyang Yangxian Assets Evaluation Firm on Mar 28, 2011.

Appendix 10

Wuxi Seamless Oil Pipe Co., Ltd.

(as the Mortgagor)

and

Agricultural Bank of China Wuxi New District Sub-branch

(as the Guarantee Agent Bank)

Wuxi Seamless Oil Pipe Co., Ltd. Structured Bank Consortium Comprehensive Credit and Loan Agreement with an Amount Equivalent to RMB 3.5 Billion Maximum Amount Property Mortgage Contract (Form)

Date:

The Maximum Property Mortgage Contract (No. XMLSJGHYTDY( ) is signed by and between the following parties in Wuxi Hi-new Technical Industries Development Zone on            .

1. WSP is a limited liability company legally established in Wuxi City, China. Its registered address is No. 235, Chengnan Road, Hi-new Technical Industries Development Zone, Wuxi City. WSP acts as the Mortgagor (hereinafter called “Mortgagor”);

2. Agricultural Bank of China Wuxi New District Sub-branch acts as the mortgage agent (hereinafter called “Guarantee Agent Bank”).

Whereas:

WSP as the borrower, Bank of China Limited Jiangsu Branch as the arranging bank, Bank of China Limited Wuxi Branch and Agricultural Bank of China Limited Wuxi Branch as the co-lead bank, Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch as credit agent bank, Agricultural Bank of China Wuxi New District Sub-branch and Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch as mutual Guarantee Agent Bank, the financial institution listed in Appendix 1 of Credit Agreement as Participant Bank (hereinafter called “Participant Bank”) signed WSP Structured Bank Consortium Comprehensive Credit and Loan Agreement with an Amount Equivalent to RMB 3.5 Billion (hereinafter called “Credit Agreement”) on Aug 29, 2011.

2. The Mortgagor would like to mortgage all relevant assets to Bank of China Limited Wuxi Branch, Agricultural Bank of China Limited Wuxi Branch, Nanyang Commercial Bank (China) Limited Wuxi Branch, China Merchants Bank Co., Ltd Wuxi Branch, Industrial and Commercial Bank Limited Wuxi Branch, China CITIC Bank Corporation Limited Wuxi Branch, Shanghai Pudong Development Bank Co., Ltd Wuxi Branch, China Everbright Bank Co., Ltd Wuxi Branch, Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch, Agricultural Bank of China Wuxi New District Sub-branch (hereinafter called “Mortgagee”) to guarantee the borrower to fulfill the Credit Agreement;

3. According to Article 13 of Credit Agreement, the Mortgagor shall sign the Maximum Amount Property Mortgage Contract with the Guarantee Agent Bank acting as the bank consortium agent.

For this purpose, both parties hereby make the following:

Article 1

Definition and Explanation

Except other appointments in the Maximum Amount Property Mortgage Contract, the definition and explanation of terms in the Credit Agreement has same definition with those in the Maximum Amount Property Mortgage Contract.

Article 2

Mortgaged Articles

2.1 The Mortgagor shall provide the property guarantee in all the properties stated in the appendix of Maximum Amount Property Mortgage Contract. The Mortgagor and guarantor shall sign a mortgaged articles list (hereinafter called “Mortgaged Articles List” on the date confirmed by the Guarantee Agent Bank, which shall be in conformity with the appendix of Maximum Amount Property Mortgage Contract in form and content. Relevant situations about the mortgaged articles (hereinafter called “Mortgaged Articles” for mortgage guarantee under the Maximum Amount Property Mortgage Contract shall be listed in the list in details.

2.2 If the mortgaged articles include the articles limited by laws, the Mortgagor shall remark in the mortgaged articles list. Otherwise, if the Mortgagee suffers form the losses in the course of realizing the mortgage, the Mortgagor shall make the compensation. The compensation liabilities shall not be limited to mortgage guarantee liabilities.

2.3 The value of mortgaged articles on             is RMB          . The value of the foregoing mortgaged articles

2.4 During the execution of Maximum Amount Property Mortgage Contract, if the mortgaged articles suffer from the damage, loss or collection, the Mortgagee enjoys the preferential compensation right for the insurance fund and compensation money. If the liabilities guaranteed don’t expiry, the Mortgagee can draw the insurance fund and compensation money.

Article 3

Guarantee Scope

3.1 The master contract of Maximum Amount Property Mortgage Contract is single agreement and contract (hereinafter called “Master Contract”) signed or to be signed of the Credit Agreement and amendment or supplement agreement.

3.2 The Primary Creditor’s Rights under this agreement is that realized within the validity of Credit Agreement with maximum principal not exceeding the amount equivalent to RMB3,500,000,000, which is established because the participant bank provides the liquid capital loan and trade financing to the borrower, as well as the creditor’s rights to the borrower that is obtained by the participant bank as per the Credit Agreement (hereinafter called primary creditor’s right).

3.3 The maximum amount of creditor’s rights guaranteed as per the Maximum Amount Property Mortgage Contract (hereinafter called “Guaranteed Liabilities”) is the sum of the followings:

(1) Primary creditor’s right;

(2) Interests (including legal interests, appointed interests, compound interests, penalty interests) causing from the principal of primary creditor’s right;

(3) Charges unpaid by the borrower as per the provisions stated in the Credit Agreement during the execution of the agreement;

(4) Compensation funds, default funds and damage compensation because the borrower cannot obey any provisions stated in Credit Agreement;

(5) Expenses (including, but not limited to the charges for lawsuits, property preservation, traveling, evaluation, auction, lawyer, notary, execution) paid by the Participant Bank and its Guarantee Agent Bank for realizing the creditor’s rights under the Credit Agreement and guaranteed rights and interests under the Maximum Amount Property Mortgage Contract.

3.4 The loan deadline of liquid fund loan under the Credit Agreement is 36 months as of the withdrawal date of first sum of loan funds. The credit deadline of trade financing is 36 months as of the withdrawal date of first sum of loan funds. The Mortgagee shall execute the mortgage right under the Maximum Amount Property Mortgage Contract during the limitation of legal proceedings of primary creditor’s right.

Article 4

Efficacy of Mortgage Guarantee

4.1 The guaranteed duties of Mortgagor under the Maximum Amount Property Mortgage Contract are continuous. The efficacy has continued to the date when the borrower pays off the principals, interests and other funds payable of liquid fund loan and trade financing owed to the bank consortium under the Credit Agreement to the Mortgagee, which will be influenced because the Mortgagor or borrower or other person makes the liquidation, mergence, separation, reorganization and bankruptcy and changes other organization or makes other arrangement to the borrower’s debts.

4.2 The Maximum Amount Property Mortgage Contract will not be affected because the bank consortium and borrower amends, replenishes and alters all or partial articles of Credit Agreement. When the Mortgagee and borrower agree to prolong or delay the repayment of any due creditor’s rights under the Credit Agreement, the Maximum Amount Property Mortgage Contract will continue to be valid.

4.3 The efficacy of the Maximum Amount Property Mortgage Contract is independent of the Credit Agreement and will not be invalid because of invalidity of Credit Agreement. If the Credit Agreement is invalid or cancelled, the Mortgagor shall compensate all the losses of Mortgagee with the scope of guaranteed debts.

4.4 The mortgage under the Maximum Amount Property Mortgage Contract is that beyond any guarantee, rights, powers and other remedies held by the Mortgagee and agent bank as per the laws or other guarantee documents, which is accumulative with the foregoing rights, powers and remedies and independent of them.

4.5 If guaranteed debt under the Maximum Amount Property Mortgage Contract is paid off, however, such liquidation is confirmed to be invalid or cancelled by the authority department. The Mortgagor shall continue to bear the guarantee liabilities, which will be not limited by the guarantee period and lawsuit efficacy.

4.6 The Mortgagor and Mortgagee confirm and agree that if any Participant Bank transfers any right and duties under its Credit Agreement to other transferee bank as per the appointment stated in the Credit Agreement, rights and duties under this agreement that are related to the above transferred rights and duties are transferred to this transferee bank together. The Mortgagor agrees to bear the guarantee liability to the transferee bank and coordinate them to complete the alteration formalities of relevant mortgage register based on Maximum Amount Property Mortgage Contract.

Article 5

Mortgage Register

5.1 The Guarantee Agent Bank and Mortgagor shall finish handling the mortgage register formalities as per Chinese laws and rules in 20 working days after signing the list of mortgaged articles. If the Mortgagor cannot finish handling the mortgage register formalities during the foregoing period because of the reason of relevant register departments, the foregoing period shall be relatively delayed.

5.2 If the foregoing mortgaged articles list is successively signed because of the mortgage condition, the Mortgagor has duties to firstly handle the mortgage register formalities to the signed part based on continuous requirement of Guarantee Agent Bank and provisions stated in Article 5.1 of the Maximum Amount Property Mortgage Contract.

5.3 The Mortgagor shall transfer all the ownership certificate, use right certificate, other right certificate and relevant property right certificate of the mortgaged articles stated in the mortgaged articles list to the Guarantee Agent Bank for keeping. Within 10 days after all the guaranteed debts are paid off and the Mortgagor submitted the written application, the Guarantee Agent Bank shall return the original of the foregoing documents to the Mortgagor and help the Mortgagor to handle relevant formalities of mortgage register cancellation. The charges arising from this will be borne by the Mortgagor.

5.4 If the mortgage register matters happen and the alteration register is needed, the Mortgagor and Guarantee Agent Bank shall go to relevant register authority to handle the alteration register in 15 days after the alteration of register matters.

Article 6

Effect of Mortgage

6.1 This Maximum Amount Property Mortgage Contract becomes valid after singed by the Mortgagor and Guarantee Agent Bank. The mortgage right for the articles in the mortgaged articles list is set as of the signing date of this agreement. Except that the mortgage right for some mortgaged articles in the mortgaged articles list is set as per Chinese laws and rules as of the mortgage register date.

Article 7

Insurance of Mortgaged Articles

7.1 The Mortgagor shall insure the mortgaged articles in 3 days after having the insured condition. The insurance premium will be borne by the Mortgagor. The insured company of the Mortgagor shall be the insurance company with rich strength and good prestige. The insured type and scope shall meet relevant provisions of trade standard and national insurance. The insured amount cannot be less than the market value of the mortgaged articles. The Mortgagor shall notify the Guarantee Agent Bank in 3 days after insured.

During the execution of Maximum Amount Property Mortgage Contract, the Mortgagor cannot discontinue any insurance required by the Guarantee Agent Bank. Otherwise, the Mortgagee has right to continue the insurance or insured instead of the Mortgagor. All the charges arising from this will be borne by the Mortgagor. The Mortgagor will bear all the liabilities to the Mortgagee because discontinuing the insurance.

7.2 The original of insurance policy for the insurance handled as per Article 7.1 of the Maximum Amount Property Mortgage Contract shall show the Guarantee Agent Bank as the first beneficiary. The Mortgagor shall transfer the original of insurance policy to the

Mortgagee in 7 days after insurance (or renewal of insurance).

If the Mortgagor has insured the mortgaged articles before signing the Maximum Amount Property Mortgage Contract, the Mortgagor shall handle the transfer formalities of insurance rights and interests of mortgaged articles insured to guarantee bank and transfer the original of relevant vouchers to Guarantee Agent Bank in 7 days after signing the Maximum Amount Property Mortgage Contract.

If the insured property is damaged, the Guarantee Agent Bank has right to use the insurance compensation for the repair of damaged parts of mortgaged articles. If not repaired, the insurance compensation as the increased earnest money shall be directly transferred into the special debts reimbursement account opened by the borrower in the Guarantee Agent Bank.

7.3 If the Mortgagor cannot insure the mortgaged articles as per Article 7.1 and 7.2 of the Maximum Amount Property Mortgage Contract, the Guarantee Agent Bank has right to choose the insurance company for insurance as per the insurance type and amount stated in Article 7.1 of the Maximum Amount Property Mortgage Contract if the Guarantee Agent Bank notifies the Mortgagor in writing and the Mortgagor cannot correct the conducts during the deadline stated in the written notification. The insurance premium will be borne by the Mortgagor.

Article 8

Declaration and Guarantee of Mortgagor

8.1 The Mortgagor hereby makes the following statement and guarantee to the Mortgagee:

(1) The Mortgagor is a limited liability company legally established and effectively existing in China;

(2) The Mortgagor has full capacity of civil rights and conducts to develop the business, sign the Maximum Amount Property Mortgage Contract, execute the rights and fulfill the duties as per the Maximum Amount Property Mortgage Contract;

(3) The internal procedures of company needed when the Mortgagor signs the Maximum Amount Property Mortgage Contract and executes the rights and fulfills the duties as per the contract has been accomplished; the person who signs the Maximum Amount Property Mortgage Contract on behalf of the Mortgagor is the effective authorized representative of Mortgagor. The Maximum Amount Property Mortgage Contract signed by this person is binding upon the Mortgagor;

(4) The duties of Mortgagor under the Maximum Amount Property Mortgage Contract are the legal and effective duties, which are binding upon the Mortgagor. The duties can be fulfilled as per the articles stated the Maximum Amount Property Mortgage Contract.

(5) The Mortgagor signs the Maximum Amount Property Mortgage Contract and executes the rights and fulfills the duties as per the contract, which cannot and will not disobey the following documents or conflict with the following documents:

(i) Any agreement, contract or any other contractual documents constraint to the property, which shows the Mortgagor as one party;

(ii) Articles of Incorporation and other essential documents of Mortgagor;

(iii) Any laws, rules, regulations, normative documents, judgment, verdict and adjudication;

(6) The Mortgagor has obtained the establishment, performance and execution of the Maximum Amount Property Mortgage Contract and all the authorization, approval and permit required by exchange under the contract. The authorization, approval or permit is legal and effective;

(7) The Mortgagor signs the Maximum Amount Property Mortgage Contract, executes the rights and fulfill the duties as per the contract, which is the commercial conducts for the commercial purpose and is subject to the civil and commercial laws;

(8) During any justice procedures continued in China, the Mortgagor or Mortgagor’s property will not enjoy the immunity or special right during the lawsuit, verdict, execution, property preservation or other legal procedures;

(9) The Mortgagor doesn’t attend any lawsuit, arbitration or similar legal procedures with great adverse influences;

(10) No person takes any legal procedures to execute the business stopping, liquidation, reorganization, bankruptcy, dismiss or similar procedures to the Mortgagor;

(11) The Mortgagor legally has the ownership and disposal right of mortgaged articles. The ownership of mortgaged articles without any dispute can be legally regarded as the subject of mortgage guarantee. If the mortgaged articles belong to the mortgaged property which must be approved by relevant departments, the Mortgagor shall guarantee to have obtained the legal and effective approval or consent;

(12) Except the guarantee stated in the Maximum Amount Property Mortgage Contract, the mortgaged articles have no problems such as any type of share, rights and interests of any third party, any ownership dispute or any adverse influence for the Mortgagee to execute the mortgage rights.

8.2 Mortgagor hereby confirms that Mortgagee authorizes Guarantee Agent Bank to sign this agreement and executes its obligations under this agreement on the basis that it fully believes the above declaration and guarantee.

8.3 The foregoing statements and guarantee made by the Mortgagor must be correct during the execution of the Maximum Amount Property Mortgage Contract. The Mortgagor guarantees to provide more documents as per the requirement of Guarantee Agent Bank.

Article 9

Promise of Mortgagor

From the valid date of the Maximum Amount Property Mortgage Contract to the termination date of rights and duties under this agreement, the Mortgagor promises to the Mortgagee:

9.1 The Mortgagor shall maintain legal and effective continuousness of status of legal person of the enterprise and obey all applicable laws and rules.

9.2 The Mortgagor shall ensure the business nature and scope will not have changes with great adverse influences.

9.3 Except disposing the mortgaged articles as per the appointment stated in the Maximum Amount Property Mortgage Contract, the mortgaged articles listed in the appendix of the contract will be owned and kept by the Mortgagor and will continue to be owned and kept by the Mortgagor during the execution of the contract.

9.4 Once the followings happen, the Mortgagor shall notify the Guarantee Agent Bank in 3 days after the events happen:

(1) Default events stated in Article 10.1 of the Maximum Amount Property Mortgage Contract;

(2) Any lawsuit, arbitration or legal procedures stated in Article 8.1.(8) of the Maximum Amount Property Mortgage Contract;

(3) Some disputes happen with the ownership of mortgaged articles or the preservation measures have been taken;

(4) Mortgaged articles are most, or totally or partially damaged;

(5) Any great adverse events happen or will happen in the opinion of Mortgagor.

9.5 The Mortgagor provides all the documents and materials related to the mortgaged matters under the Maximum Amount Property Mortgage Contract to the Guarantee Agent Bank and guarantee the foregoing documents are true, correct and complete.

9.6 The Mortgagor shall truly show the defects of mortgaged articles stated in the appendix of the Maximum Amount Property Mortgage Contract to the Guarantee Agent Bank and make the repair or supplement for the defects as per the requirements of Guarantee Agent Bank.

9.7 If the mortgaged articles include the property limited for circulation by laws, the Mortgagor has duties to show in the appendix of the Maximum Amount Property Mortgage Contract. Otherwise, if the losses are caused when the Guarantee Agent Bank realizes the mortgage rights, the Mortgagor shall provide the compensation.

9.8 The mortgaged articles under the Maximum Amount Property Mortgage Contract will be kept by the Mortgagor. The Mortgagor shall keep well the mortgaged articles and be responsible for repairing and maintaining and ensure the completeness of mortgaged articles and coordinate the Guarantee Agent Bank and employed agency to investigate and check the situation of mortgaged articles and take some measures for the suggestion put forward by the Guarantee Agent Bank for the purpose of completeness of mortgaged articles during the investigation and check. The Mortgagor shall submit the check report of mortgaged articles to the Guarantee Agent Bank on schedule and provide the certificate for the situation of mortgaged articles according to continuous reasonable requirement of Guarantee Agent Bank.

9.9 The Mortgagor shall be responsible for handling the evaluation, notary, verification and keeping of mortgaged articles stated in the Maximum Amount Property Mortgage Contract and cooperate with the Guarantee Agent Bank to handle the register formalities of mortgaged articles stated in the contract. The Mortgagor shall bear all the charges for the foregoing matters. Relevant evaluation, notary and verification institutions shall be firstly approved by the Guarantee Agent Bank.

9.10 Without the written consent of Guarantee Agent Bank, the Mortgagor cannot sell, rent, transfer, contract, donate, re-mortgage, buy the share in kind or dispose all the mortgaged articles listed in the mortgaged article list of Appendix of the Maximum Amount Property Mortgage Contract.

9.11 After the written consent of guarantee agent, the amount obtained by the Mortgagor via transferring any mortgaged articles stated in mortgaged articles list of appendix of the Maximum Amount Property Mortgage Contract shall be executed according to the appointment stated in Article 11 of this agreement or disposed through consistent consultation of Guarantee Agent Bank and Mortgagor. If the Guarantee Agent Bank thinks the amount obtained for mortgaged articles to be transferred by the Mortgagor is obviously lower than the value of mortgaged articles, the Mortgagor shall provide relevant guarantee as per the requirement of Guarantee Agent Bank.

Under any situation, the Mortgagor cannot damage the interests of Mortgagee if transferring any mortgaged articles listed in the appendix of the Maximum Amount Property Mortgage Contract.

9.12 If any mortgaged articles stated in the mortgaged article list of appendix of the Maximum Amount Property Mortgage Contract are lost, entirely or partially damaged because of the conducts of the Mortgagor, the Mortgagor shall immediately stop the conducts and notify the Guarantee Agent Bank of the situation of mortgaged articles in time and restore the value of mortgaged articles during reasonable period or provide the property mortgage equal to the value of lost and damaged articles to the Guarantee Agent Bank or provide the approval guarantee to the Guarantee Agent Bank, handle relevant evaluation and register formalities. If the Mortgagor cannot provide, the Mortgagee can sell the mortgaged articles at auction or dispose them and prepay or draw the guaranteed debts with the amount obtained by auction and disposal after negotiation with the Mortgagor.

9.13 If the third party who provides the guarantee (including, but not limited to the guarantee ways such as the guarantee, mortgage and pledge) for the primary creditor’s right stated in Article 3 of the Maximum Amount Property Mortgage Contract sets the mortgage and/pledge for the interests of Mortgagee in its own property and the Mortgagee gives up the mortgage right provided by the third party, syn-position of mortgage right or change the mortgage right or mortgage right provided by the third party, the guarantee scope of Mortgagor will not decrease and still keep same with those stated in Article 3 of the Maximum Amount Property Mortgage Contract. The foregoing conducts of the Mortgagee will not affect and exempt from any duties and guarantee liabilities of Mortgagor under this agreement. The Mortgagor cannot require of alleviating the responsibilities of the Mortgagor within the scope of giving up of the Mortgagee. Meanwhile, the Mortgagor gives up requiring the Mortgagee to firstly execute the defense right of mortgaged and/or pledged articles of the third party.

Article 10

Default Events

10.1 Each of the following events will consist of the default events under the Maximum Amount Property Mortgage Contract:

(1) Any default events stated in Credit Agreement;

(2) Any default events for applicable guarantee contract or contract happens with the third party who provides the guarantee (including, but not limited to the guarantee ways such as the guarantee, mortgage and pledge) for the primary creditor’s right stated in Article 3 of the Maximum Amount Property Mortgage Contract, except that the debts guaranteed by the third party under the guarantee agreement or contract is nor more than RMB RMB10,000,000;

(3) The Mortgagor disobeys the statements and guarantee stated in Article 8 of the Maximum Amount Property Mortgage Contract or promise stated in Article 9 and cannot make the remedies satisfying the Guarantee Agent Bank on the informed date of the Mortgagor or in 10 working days as of the notification date when the Guarantee Agent Bank requires the Mortgagor to make the remedies;

(4) The Mortgagor doesn’t truly show the defects of mortgaged articles stated in the appendix of Maximum Amount Property Mortgage Contract and cannot make the remedies satisfying the Guarantee Agent Bank on the informed date of the Mortgagor or in 10 working days as of the notification date when the Guarantee Agent Bank requires the Mortgagor to make the remedies;

(5) The Mortgagor doesn’t handle the insurance formalities of mortgaged articles as per the appointments stated in the appendix of Maximum Amount Property Mortgage Contract and cannot make the remedies satisfying the Guarantee Agent Bank in 10 working days as of the notification date when the Guarantee Agent Bank requires the Mortgagor to make the remedies;

(6) The Mortgagor doesn’t handle the register formalities of mortgaged articles as per the appointments stated in the appendix of Maximum Amount Property Mortgage Contract and cannot make the remedies satisfying the Guarantee Agent Bank in 5 working days as of the notification date when the Guarantee Agent Bank requires the Mortgagor to make the remedies;

(7) The Mortgagor arbitrarily sells, rents, transfers, contracts, donates, re-mortgages, buys the share in kind or disposes all the mortgaged articles listed in the mortgaged article list of Appendix of the Maximum Amount Property Mortgage Contract;

(8) The Mortgagor conceals the existing problems of mortgaged articles such as share, ownership dispute, sealed up, frozen, detained or set for mortgage, etc;

(9) Any mortgaged articles owned and kept by the Mortgagor are lost and damaged. The insurance of the mortgaged articles cannot be workable or insurance company refuses to compensate in any reason;

(10) The Mortgagor hinders (including act or negative act) the Guarantee Agent Bank to dispose the mortgaged articles as per the appointment stated Article 11 of Maximum Amount Property Mortgage Contract in any way.

(11) The Mortgagor doesn’t fulfill other duties under the Maximum Amount Property Mortgage Contract.

(12) Other events which will bring great adverse influences in the opinion of Mortgagee.

10.2 After any default events stated in Article 10.1 of the Maximum Amount Property Mortgage Contract, the Guarantee Agent Bank has right (must if required by the majority of Participant Bank) to adopt one or more following actions:

(1) If the credit funds are not granted, notify the borrower in writing and announce the credit funds required in all or partial withdrawal notification, but not withdrawn or granted; After announcement, this part of credit fund will immediately terminate being withdrawn or granted;

(2) Notify the borrower in writing and announce all or partial credit balance together with all accrued interests, charges and other funds under the agreement shall be immediately on maturity and payable;

(3) Notify the Mortgagor in writing and announce to dispose the mortgaged articles in the way of auction, disposal and discount. The amount will be executed as per Article 10 of the Maximum Amount Property Mortgage Contract.(4) Notify the borrower in writing and require the borrower to provide the guarantee for the primary creditor’s right under the creditor’s right;

(5) Notify the Mortgagor in writing and require the Mortgagor to pay the compensation for compensating all direct and indirect losses (including, but not limited to guaranteed debts) of the Guarantee Agent Bank because the default of the Mortgagor;

(6) Take the proceedings to the People’s Court of signing place of the Maximum Amount Property Mortgage Contract;

(7) Execute other rights stated in laws and the Maximum Amount Property Mortgage Contract.

10.3 The compensation stated in Item (5), Article 10.2 of the Maximum Amount Property Mortgage Contract will consist of an independent debts of Mortgagor to the Mortgagee that is payable upon request.

10.4 In light of requirement and written proof of any Participant Bank, the Mortgagor shall compensate any losses and charges (including, but not limited to the lawyer’s fee and lawsuit fee) or expenditures because any default events happen or the Mortgagor doesn’t fulfill any duties under the Maximum Amount Property Mortgage Contract to the Participant Bank.

Article 11

Realization of Mortgage Right

11.1 If any default events under Article 10.1 of the Maximum Amount Property Mortgage Contract happen, the Guarantee Agent Bank has right to legally dispose the mortgaged articles by auction, disposal and discount. The amount obtained by the disposal of mortgaged articles will be used to liquidate the guarantee debts. To dispose the mortgaged articles shall be done via the Guarantee Agent Bank. The Guarantee Agent Bank shall pay any funds obtained by disposing the mortgaged articles to each Mortgagee and agent bank as per the following way and orders:

(1) Pay the charges paid by the Mortgagee and agent bank for realizing the creditor’s right under the Credit Agreement and guarantee interests under the Maximum Amount Property Mortgage Contract and any other charges, default money and damage compensation payable by the Mortgagor under the Maximum Amount Property Mortgage Contract to the Mortgagee and agent bank;

(2) Pay any reasonable charges, default money and damage compensation due and unpaid by the borrower under the Credit Agreement to each Participant Bank and agent bank;

(3) Pay the interests (including, but not limited to interests, compound interests and penalty interests) of liquid funds loan due and unpaid by the borrower to each Participant Bank under the Credit Agreement according to the proportion of unpaid loan funds granted by each Participant Bank accounting for the loan balance of all the Participant Banks;

(4) Pay the principal of any liquid funds loan due and unpaid by the borrower to each Participant Bank under the Credit Agreement according to the proportion of unpaid loan funds granted by each Participant Bank accounting for the loan balance of all the Participant Banks;

(5) Pay the interests and charges for credit funds of any bank acceptance bill due and unpaid by the borrower to each Participant Bank under the Credit Agreement according to the proportion of unpaid credit funds of bank acceptance bill accepted by each Participant Bank accounting for total unpaid credit funds of bank acceptance bill accepted by all the Participant Banks.

(6) Pay the principal for credit funds of any bank acceptance bill due and unpaid by the borrower to each Participant Bank under the Credit Agreement according to the proportion of unpaid credit funds of bank acceptance bill accepted by each Participant Bank accounting for total unpaid credit funds of bank acceptance bill accepted by all the Participant Banks;

(7) Pay the accrued interests (including, but not limited to interests, compound interests and penalty interests) and charges of any trade financing credit funds due and unpaid by the borrower to each Participant Bank under the Credit Agreement according to the proportion of unpaid trade financing credit balance granted by each Participant Bank accounting for the total trade financing credit balance of all the Participant Banks;

(8) Pay the principal of any trade financing credit funds due and unpaid by the borrower to each Participant Bank under the Credit Agreement according to the proportion of unpaid trade financing credit balance granted by each Participant Bank accounting for the total trade financing credit balance of all the Participant Banks;

(9) Pay any other funds due and unpaid by the borrower to each Participant Bank under the Credit Agreement according to the proportion of unpaid credit funds granted by each Participant Bank accounting for the total credit balance of all the Participant Banks;

11.2 When disposing the mortgaged articles as per the provisions stated in Article 11.1 of the Maximum Amount Property Mortgage Contract, the Guarantee Agent Bank has right to legally take the following actions:

(1) Within the scope of laws, according to the requirement of Guarantee Agent Bank, has right to dispose the mortgaged articles by the way of auction, disposal and discount in the proper and fair market price at proper time.

(2) Require the Mortgagor to pay the necessary charges paid by the Guarantee Agent Bank for executing any right under the laws and the Maximum Amount Property Mortgage Contract;

(3) Settle and harmonize any right assertion related to the mortgaged article, submit the arbitration or lawsuit proceedings or execute in other ways or permit others to execute;

(4) In order to realize any right under the Maximum Amount Property Mortgage Contract, execute other rights or take legal actions.

The Guarantee Agent Bank has right to choose all or partial foregoing right or temporarily postpone to execute any right.

11.3 If the amount obtained after the Guarantee Agent Bank disposes the mortgaged articles under the Maximum Amount Property Mortgage Contract as per the appointment stated in Article 11.1 of this agreement cannot enough pay the guaranteed debts, the Guarantee Agent Bank has right to pursue to the borrower. If exceeding the guarantee scope stated in Article 3 of the Maximum Amount Property Mortgage Contract, the exceeding party shall be owned by the Mortgagor.

11.4 If any third party proposes any assertion or any objection to the mortgaged articles with any reason, all the results and liabilities will be borne by the Mortgagor. The foregoing assertion and objection of the third party will not affect the Guarantee Agent Bank to dispose the mortgaged articles as per the appointment stated in the Maximum Amount Property Mortgage Contract.

Article 12

Taxes and Charges

12.1 All the taxes and charges (including, but not limited to the charges of lawyer, notary, register and stamp under the Maximum Amount Property Mortgage Contract and charges for insurance, transport, storage, evaluation, repair and maintenance of mortgaged articles) related to this agreement and mortgaged articles under this agreement shall be borne by the Mortgagor.

12.2 According to the requirement of Guarantee Agent Bank, the Mortgagor shall immediately enough compensate all reasonable expenditures and charges, including, but not limited to the financial charges, lawyer charges and lawsuit charges paid for disposing mortgaged articles stated in Article 11 of the Maximum Amount Property Mortgage Contract paid by the Guarantee Agent Bank for executing the rights under the Maximum Amount Property Mortgage Contract or any documents at any place of jurisdictions to the Guarantee Agent Bank.

12.3 The Mortgagor shall pay all the current and future register charges and other taxes and charges collected from the Mortgagor for the Maximum Amount Property Mortgage Contract and any documents at any time.

12.4 Any funds paid by the Mortgagor to Mortgagee and Guarantee Agent Bank shall be enough paid as per the Maximum Amount Property Mortgage Contract. The Mortgagor cannot propose any assertion of offsets and anti-reimbursement, as well as any limitation or condition.

Article 13

Changes of Subject

The Maximum Amount Property Mortgage Contract is binding upon each party of the contract and their own successors and transferees.

Article 14

Information Disclosure

14.1 The Guarantee Agent Bank has right to keep secrete for any information related to all the documents (including, but not limited to the evaluation report, insurance documents and mortgage register documents, etc) under the Maximum Amount Property Mortgage Contract provided by Mortgagor or its representative. But, the Guarantee Agent Bank and Mortgagee have right:

(1) Disclose the well-known information (excluding the well-known information because the Guarantee Agent Bank breaks this article);

(2) Disclosure the information during any lawsuit and arbitration procedures;

(3) Disclose this information as per the requirement of laws;

(4) Disclose this information to co-lead bank or any Participant Bank;

(5) Disclose this information to any governmental, financial, taxation or other relevant supervision departments;

(6) Disclose the information to its professional consultant;

(7) Disclose the information within the scope of Article 14.2 of the Maximum Amount Property Mortgage Contract;

(8) Disclose the information after approved by the Mortgagor.

14.2 The Mortgagor has right to disclose to any related party and/or any person (hereinafter called “Participant”) related to any transfer or other agreement of the Maximum Amount Property Mortgage Contract that may be or already signed by Mortgagee;

(1) Copies of any documents (including, but not limited to the evaluation report, insurance documents, mortgage register documents, etc) related to the Maximum Amount Property Mortgage Contract;

(2) Any other information related to the above documents that Mortgagor has obtained.

But, before the participant receives any secrete information, this participant must submit the written promise upon agreeing to keep secret as per Article 14.1 of the Maximum Amount Property Mortgage Contract to the Guarantee Agent Bank.

14.3 The appointments stated in Article 14.1 and 14.2 substitute for any secret promise made by the Mortgagor before becoming the party of the Maximum Amount Property Mortgage Contract.

Article 15

Amendment and Supplement

15.1 The Guarantee Agent Bank can amend the articles in the Maximum Amount Property Mortgage Contract in writing together with the Mortgagor. If the amendment refers to the alteration of registered matters stated in this agreement, the Mortgagor has duties to help the Guarantee Agent Bank to handle the alteration register in the register authority. Any amendment on basis of this is binding upon all the Mortgagees, Guarantee Agent Banks and Mortgagors.

15.2 If the borrower and bank consortium amends the Credit Agreement as per the appointment stated in the agreement and the amendment of Credit Agreement involves in the alteration of registered matters stated in the Maximum Amount Property Mortgage Contract, the Mortgagor has duties to help the Guarantee Agent Bank to handle the alteration register in the register authority.

15.3 In order to meet the requirement for handling the mortgage register, after proposal of Guarantee Agent Bank, the Mortgagor has duties to sign the supplement agreement of the Maximum Amount Property Mortgage Contract with the Guarantee Agent Bank or any mortgage agreement in conformity with the content of this agreement and qualified in the register authority.

Article 16

Notification

16.1 Any notification, request, instruments or other documents sent to any party under the Maximum Amount Property Mortgage Contract as per this agreement shall be sent to the recipient in writing based on the address or telex code or fax number appointed by the recipient. The address, telex code and fax number and contact person appointed by each party shall be listed in the signing page of this agreement.

16.2 Any communications executed by each party of the Maximum Amount Property Mortgage Contract shall be regarded as the receiving of the recipient in the following situation:

(1) When actual delivered if sending by person;

(2) If sending by telex or fax, receive the correct feedback or fax report after finishing the sending;

(3) If mailing by the letter (including EMS), 12:00 am (Beijing Time) in 7 working days after sending register letter as per correct address.

16.3 After each party of the Maximum Amount Property Mortgage Contract changes the contact person, address, telex code or fax number, the party shall notify the alteration to the credit agent bank in 2 working days after changes.

Article 17

Extended Deadline and Partial Invalidity

17.1 Any Mortgagee and/or Guarantee Agent Bank haven’t executed or delay to execute any rights under the Maximum Amount Property Mortgage Contract, which will not be regarded as the abandon of these rights. If the Mortgagee and/or Guarantee Agent Bank independently or partially execute these rights, it shall not be excluded that they further execute these rights in other way or execute other right or special rights. The rights and relief stated in Maximum Amount Property Mortgage Contract shall not be excluded from any rights or relief given by the laws and rules to the Mortgagee and/or Guarantee Agent Bank.

17.2 If any article under the Maximum Amount Property Mortgage Contract is illegal, invalid or unfulfilled at any time, the legality, validity or execution of other articles under this agreement will be not affected or decreased.

Article 18

Applicable Laws and Jurisdiction

18.1 This Maximum Amount Property Mortgage Contract is subject to Chinese laws (including, but not limited to Chinese prevailing effective laws, administrative laws and rules, decisions and orders issued by State Council, local laws and rules issued by local People’s Congress, rules issued by each department and commission of State Council and Local People’s Government. Based on this purpose, Chinese laws don’t include the laws of Taiwan, HK Special Administrative Region and Macao Special Administrative Region) and is explained in light of it.

18.2 If any dispute is arising during the execution of the Maximum Amount Property Mortgage Contract, each party shall settle it by friendly consultation. If not settled, this dispute will be subject to People’s Court at the signing place of this agreement.

Article 19

Contract Text

19.1 This agreement is established and signed in Chinese.

19.2 The matter not stated in this agreement will be negotiated by the Mortgagor, co-lead bank and Guarantee Agent Bank. The supplement agreement can be signed by the Mortgagor and Guarantee Agent Bank. If the supplement agreement refers to the alteration of registered contents in the contract, the alteration register formalities shall be handled based on the supplement agreement. The supplement agreement will have same legal effect with this agreement.

19.3 The appendix of this Maximum Amount Property Mortgage Contract is the effective part of this agreement.

19.4 The Maximum Amount Property Mortgage Contract shall be signed in ( ) originals. Each of Mortgagor, Mortgagee and Guarantee Agent Bank hold one. Other originals shall be kept in the Guarantee Agent Bank for the mortgage register of this agreement. Each original has the same effect.

(The remainder of this page is intentionally left blank.)

Page of Signature

Mortgagor:

Wuxi Seamless Oil Pipe Co., Ltd.

Add:

P.O.:

Principal:

Tel:

Fax:

Contact Person:

Authorized signer:

Name:                                    seal

Title:

Date:

Guarantee Agent Bank:

Agricultural Bank of China Wuxi New District Sub-branch

Add:

P.O.:

Principal:

Tel:

Fax:

Contact Person:

Authorized signer:

Name:                                    seal

Title:

Date:

Appendix of Maximum Amount Property Mortgage Contract

Mortgaged Articles List

The Mortgaged Articles List is signed by and between the following parties in Wuxi Hi-new Technical Industries Development Zone on            .

1. WSP is a limited liability company legally established in Wuxi City, China. Its registered address is located at No. 235, Chengnan Road, Hi-new Technical Industries Development Zone, Wuxi City. WSP acts as the Mortgagor (hereinafter called “Mortgagor”);

2. Agricultural Bank of China Wuxi New District Sub-branch acts as the Guarantee Agent Bank (as this status, hereinafter called “Guarantee Agent Bank”).

Whereas:

The Mortgagor and Guarantee Agent Bank signed WSP Structured Bank Consortium Comprehensive Credit and Loan Agreement with an Amount Equivalent to RMB 3.5 Billion (hereinafter called “Mortgage Contract” with the No. XMLSJGHYTDY ( ) on         , 2011. According to the mortgage contract, the Mortgagor set the mortgage guarantee on the assets for the interests of Mortgagee.

Now, both parties confirm the assets used by the Mortgagor for the guarantee under the mortgage contract are:

No.	Name	Ownership Certificate & No.	Quantity & Unit	Location	Register Authority	Insurance	Mortgaged Property Value	Mortgage Evaluation	Remark
1
2
3
…

Mortgagor: WSP

Legal Representative or Authorized Representative: (Signature)

Guarantee Agent Bank: Agricultural Bank of China Wuxi New District Sub-branch

Principal or Authorized Representative: (Signature)

Appendix 11

Wuxi Seamless Oil Pipe Co., Ltd.

(as the Pledgor)

and

Agricultural Bank of China Wuxi New District Sub-branch

(as Guarantee Agent Bank)

Wuxi Seamless Oil Pipe Co., Ltd. Structured Bank Consortium Comprehensive Credit and Loan Agreement with an Amount Equivalent to RMB 3.5 Billion Maximum Amount Stock Right Pledge Contract (Form)

Date:

The Maximum Amount Stock Right Pledge Contract (No. SMLSJGHYTGQZY( )) was signed by and between the following parties in Wuxi Hi-new Technical Industries Development Zone on               , 2011.

1. WSP is a limited liability company legally established in Wuxi City, China. Its registered address is located at No. 235, Chengnan Road, Hi-new Technical Industries Development Zone, Wuxi City. WSP acts as the Pledgor (hereinafter called “Pledgor”);

2. Agricultural Bank of China Wuxi New District Sub-branch acts as the Guarantee Agent Bank (as this status, hereinafter called “Guarantee Agent Bank”).

Whereas:

1.WSP as the borrower, Bank of China Limited Jiangsu Branch as the arranging bank, Bank of China Limited Wuxi Branch and Agricultural Bank of China Limited Wuxi Branch as the co-lead bank, Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch as credit agent bank, Agricultural Bank of China Wuxi New District Sub-branch and Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch as mutual Guarantee Agent Bank, the financial institution listed in Appendix 1 of Credit Agreement as participant bank (hereinafter called “Participant Bank”) signed Structured Bank Consortium Comprehensive Credit and Loan Agreement with an Amount Equivalent to RMB 3.5 Billion (hereinafter called “Credit Agreement”) on Aug 29, 2011.

2. The Pledgor would like to pledge the stock right for the investment amount (accounting for    % of the registered capital) valuing RMB of      Co., Ltd to Bank of China Limited Wuxi Branch, Agricultural Bank of China Limited Wuxi Branch, Nanyang Commercial Bank (China) Co., Ltd Wuxi Branch, China Merchants Bank Co., Ltd Wuxi Branch, Industrial and Commercial Bank of China Co., Ltd Wuxi Branch, Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch, Agricultural Bank of China Wuxi New District Sub-branch (hereinafter called “Pledgee”) in order to guarantee the borrower can fulfill the Credit Agreement:

3. According to Article 13 of Credit Agreement, the Pledgor should sign the Maximum Amount Stock Right Pledge Contract with the Guarantee Agent Bank of Bank Consortium’s agent.

In view of this, the following articles are hereby reached by both parties:

Article 1

Definition and Explanation

Except special appointment stated in this Maximum Amount Stock Right Pledge Contract, the terms defined and explained in the Credit Agreement should has same meaning when applied into this Maximum Amount Stock Right Pledge Contract.

Article 2

Pledged Stock Right

2.1 The Pledgor will pledge the stock right for the investment amount (accounting for % of the registered capital) valuing RMB of    Co., Ltd to the Pledgee in order to provide the pledge guarantee for the borrower to fulfill the Credit Agreement:

2.2 The pledged stock rights include the following contents:

(1) The Pledgor has right to collect all stock dividends, profit distribution, bonus, shares allotment and any nature of other funds and relevant rights and interests from   company now or in future;

(2) The Pledgor enjoys any rights and interests related to the guarantee, confirmation and promise made under the agreement and Articles of Incorporation of   company;

(3) The Pledgor enjoys the rights to require any default compensation because of any defaults under the agreement and Articles of Incorporation of   company;

(4) The Pledgor enjoys the right to agree or object to cancel, amend or terminate the agreement or Articles of Incorporation set by   company and agree to solve any dispute under the agreement or Articles of Incorporation set by  company;

(5) Enjoy the right to assign and change the directors and managers;

(6) The Pledgor enjoys any other rights and interests under the agreement or the agreement or Articles of Incorporation set by   company;

2.3 The Pledgee has right to collect the yields arising from the pledged stock rights, including stock dividend, bonus, coupon distribution, shares allotment, etc.

The yields colleted should be used as per the following orders:

(1) Collect the charges of yields;

(2) As one part of pledged stock right.

Article 3

Guarantee Scope

3.1 The Master Contract of this Maximum Amount Stock Right Pledge Contract is the single agreement and contract (hereinafter called “Master Contract”) signed or to be signed of Credit Agreement and amendment or supplement agreement.

3.2 The pledged stock right under this agreement is that realized within the validity of Master Contract with maximum principal not exceeding the amount equivalent to RMB3,500,000,000, which is established because the participant bank provides the liquid capital loan and trade financing to the borrower, as well as the creditor’s rights to the borrower that is obtained by the participant bank as per the Credit Agreement (hereinafter called primary creditor’s right).

3.3 The pledged stock right is the sum of the following items based on the maximum creditor’s right (hereinafter called “Guaranteed Debts”) guaranteed in the Maximum Amount Stock Right Pledge Contract:

(1) Primary Creditor’s Rights;

(2) Interests (including legal interests, appointed interests, compound interests, penalty interests) arising from the principal of primary creditor’s rights;

(3) Charges not paid by the borrower as per the stipulations stated in the Credit Agreement during the execution of the agreement;

(4) Compensation, default money, damage compensation because the borrower cannot obey any provisions stated in the Credit Agreement;

(5) All expenses (including, but not limited to the charges of lawsuits, property preservation, traveling, evaluation, auction, lawyer, notary and execution) paid by the Pledgor and Pledgee via the Guarantee Agent Bank for realizing the creditor’s right under the Credit Agreement and guarantee interests under Maximum Amount Stock Right Pledge Contract and any other funds to be paid by the Pledgor.

3.4 The loan deadline of liquid fund loan under the Credit Agreement is 36 months as of the withdrawal date of first sum of loan funds. The credit deadline of trade financing under the Credit Agreement is 36 months as of the withdrawal date of the first sum of loan funds. The Pledgor should execute the pledge right under the Maximum Amount Stock Right Pledge Contract during the validity period of lawsuit of primary creditor’s rights.

Article 4

Nature and Efficacy of Guarantee

4.1 The guarantee duties of the Pledgor under the Maximum Amount Stock Right Pledge Contract are of continuousness. The guarantee liability of the Pledgor continues until all the guaranteed debts are paid off. The guarantee liability of the Pledgor will be affected by the liquidation, mergence, separation, reorganization, bankruptcy or change of other organization of Pledgor, borrower or any other person or any arrangement made for the borrower’s debts.

4.2 The efficacy of the Maximum Amount Stock Right Pledge Contract is independent of the Credit Agreement, which will be invalid because of invalidity of Credit Agreement. If the Credit Agreement is invalid or cancelled, the Pledgor should bear the guarantee liability as per the Maximum Amount Stock Right Pledge Contract. If the Maximum Amount Stock Right Pledge Contract becomes invalid or canceled not because of bank consortium, the Pledgor should compensate all the losses of Pledgee within the scope of guaranteed debts.

4.3 The Maximum Amount Stock Right Pledge Contract will not be affected because of any amendment and supplement of articles stated in the Credit Agreement or any guarantee contract and financing documents signed as per the Credit Agreement.

4.4 The pledge under the Maximum Amount Stock Right Pledge Contract is beyond any other guarantee, rights, powers and remedies hold by the Pledgor and Guarantee Agent Bank as per the laws or other guarantee documents, which can be accumulative with the foregoing rights, powers and remedies and independent of the foregoing rights, powers and remedies.

4.5 The guaranteed debts under the Maximum Amount Stock Right Pledge Contract have been paid off. But, this liquidation has been confirmed to be invalid or cancelled by the authority department. The Pledgor should continue to bear the guarantee liabilities, which will be not limited by the guarantee period and lawsuit efficacy.

4.6 The Pledgor and pledge confirm and agree that if any Participant Bank transfers any right and duties under its Credit Agreement to other transferee bank as per the appointment stated in the Credit Agreement, rights and duties under this agreement that are related to the above transferred rights and duties are transferred to this transferee bank together. The Pledgor agrees to bear the guarantee liability to the transferee bank and coordinate them to complete the alteration formalities of relevant pledge register based on maximum amount property pledge contract.

Article 5

Pledge Register

5.1 The Maximum Amount Stock Right Pledge Contract will be valid after signed by the Pledgor and Guarantee Agent Bank. The pledge right of pledged stock right is set after the register formalities are handled for the pledged stock rights. The Guarantee Agent Bank and Pledgor should finish handling the pledge register formalities as per Chinese laws and rules in 20 working days after signing the Maximum Amount Stock Right Pledge Contract. If the Pledgor cannot finish handling the pledge register formalities during the foregoing period because of the reason of relevant register departments, the foregoing period should be relatively delayed.

5.2 The Pledgor should transfer the ownership certificate, and relevant property right certificate of the pledged stock rights to the Guarantee Agent Bank for keeping when handling the pledge register of pledged stock rights as per the appointments stated in the Maximum Amount Stock Right Pledge Contract. Within 10 days after all the guaranteed debts are paid off and the Pledgor submitted the written application, the Guarantee Agent Bank should return the original of the foregoing documents to the Pledgor and help the Pledgor to handle relevant formalities of pledge register cancellation. The charges arising from this will be borne by the Pledgor.

5.3 If the pledge register matters under the Maximum Amount Stock Right Pledge Contract or name of   company happen and the alteration register for pledge of stock rights is legally needed, the Pledgor and Guarantee Agent Bank should go to relevant register authority to handle the alteration register in 15 days after the alteration of register matters.

Article 6

Execution of Shareholder’s Rights and Fulfillment of Shareholder’s Duties

6.1 Except the requirement or notification of plegee, the Pledgor should continue to execute all the shareholders’ rights under the agreement and Articles of Incorporation set by the company and fulfill the shareholder’s duties.

6.2 As the shareholder of the  company, the Pledgor should notify the Guarantee Agent Bank of any decision or resolution of the company and submit the copies of decision or resolution to the Guarantee Agent Bank. If the Pledgor agrees to make the foregoing resolution related to important events of the company (including, but not limited to distribution of dividend and bonus or shares allotment, mergence or separation of company, the Pledgor should firstly get the written consent of Guarantee Agent Bank.6.3 The Pledgor should continue to obey and fulfill all the duties and liabilities related to the pledged stock rights and shareholders of company. The Guarantee Agent Bank or Pledgee needn’t fulfill any duties or liabilities borne by the Pledgor for the pledged stock rights. The Guarantee Agent Bank or Pledgee has no duties to take any action for the pledged stock right. The Guarantee Agent Bank or plegee will not bear any duties or liabilities for the pledged stock right because of the Maximum Amount Stock Right Pledge Contract.

Article 7

Documents Provided by Pledgor

7.1 The Pledgor should ensure the Guarantee Agent Bank receive the following documents in 20 working days after signing the Maximum Amount Stock Right Pledge Contract:

(1) Copies of Articles of Incorporation and Latest Business License after Annual Renewal of Pledgor;

(2) Original of Board of Directors that the board of directors of Pledgor agrees the Pledgor pledge the pledged stock rights to the plegee;

(3) Copies of of Articles of Incorporation and Latest Business License after Annual Renewal of Company;

(4) Investment Certificate issued by  Company for the Pledgor’s investment and Capital Examination Report issued by CPA to  Company for investment;

(5) Financial Statement in Latest Year audited of Company;

(6) Relevant certificates that the Pledgor has recorded the pledged stock right under the Maximum Amount Stock Right Pledge Contract in the Shareholders’ Register of  Company;

(7) Certificate that the pledge under the Maximum Amount Stock Right Pledge Contract has been registered in relevant administration for industry and commerce;

(8) Other documents required by the Guarantee Agent Bank.

If the foregoing documents submitted by the Pledgor are copies, they must be signed by the authorized representative of Pledgor for confirming they are true and complete and affixed the official seal same with that remained by the Pledgor in the Guarantee Agent Bank.

Article 8

Statement and Guarantee of Pledgor

8.1 The Pledgor hereby makes the following statement and guarantee to the pledge:

(1) The Pledgor is a limited liability company legally established and effectively existing in China;

(2) The Pledgor has full capacity of civil rights and conducts to develop the business, sign the maximum amount property pledge contract, execute the rights and fulfill the duties as per the maximum amount property pledge contract;

(3) The internal procedures of company needed when the Pledgor signs the maximum amount stock right pledge contract and executes the rights and fulfills the duties as per the contract has been accomplished; the person who signs the maximum amount stock right pledge contract on behalf of the Pledgor is the effective authorized representative of Pledgor. The maximum amount stock pledge contract signed by this person is binding upon the Pledgor;

(4) The duties of Pledgor under the maximum amount stock right pledge contract are the legal and effective duties, which are binding upon the Pledgor. The duties can be fulfilled as per the articles stated the maximum amount stock right pledge contract.

(5) The Pledgor signs the maximum amount stock right pledge contract and executes the rights and fulfills the duties as per the contract, which cannot and will not disobey the following documents or conflict with the following documents:

(i) Any agreement, contract or any other contractual documents constraint to the property, which shows the Pledgor as one party;

(ii) Articles of Incorporation and other essential documents of Pledgor;

(iii) Any laws, rules, regulations, normative documents, judgment, verdict and adjudication;

(6) The Pledgor has obtained the establishment, performance and execution of the maximum amount stock pledge contract and all the authorization, approval and permit required by exchange under the contract. The authorization, approval or permit is legal and effective;

(7) The Pledgor signs the maximum amount stock right pledge contract, executes the rights and fulfill the duties as per the contract, which is the commercial conducts for the commercial purpose and is subject to the civil and commercial laws;

(8) During any justice procedures continued in China, the Pledgor or Pledgor’s property will not enjoy the immunity or special right during the lawsuit, verdict, execution, property preservation or other legal procedures;

(9) The Pledgor doesn’t attend any lawsuit, arbitration or similar legal procedures with great adverse influences;

(10) Any person takes any legal procedures to execute the business stopping, liquidation, reorganization, bankruptcy, dismiss or similar procedures to the Pledgor;

(11) The Pledgor legally has the ownership and disposal right of pledged articles. The ownership of pledged articles without any dispute can be legally regarded as the subject of pledge guarantee. If the pledged stock rights belong to the pledged stock rights which must be approved by relevant departments, the Pledgor should guarantee to have obtained the legal and effective approval or consent;

(12) Except the guarantee stated in the maximum amount stock right pledge contract, the pledged articles haven’t any problem such as any type of share, rights and interests of any third party, any ownership dispute or any adverse influence for the Pledgee to execute the pledge rights.

(13) All the materials, documents and vouchers provided by the Pledgor to the Pledgee must be true, correct, complete and valid. The copies of the documents provided must be in conformity with the original.

8.2 The Pledgor hereby confirms that the Pledgee authorizes the Guarantee Agent Bank to sign Maximum Amount Stock Right Pledge Contract and fulfill the duties under the contract based on believing in the foreign statements and guarantee.

8.3 The foregoing statements and guarantee made by the Pledgor must be correct during the execution of the maximum amount property pledge contract. The Pledgor guarantees to provide more documents as per the requirement of Guarantee Agent Bank.

Article 9

Promise of Pledgor

From the valid date of the maximum amount property pledge contract to the termination date of rights and duties under this agreement, the Pledgor promises to the pledge:

9.1 The Pledgor should maintain legal and effective continuousness of status of legal person of the enterprise and obey all applicable laws and rules.

9.2 The Pledgor should ensure the business nature and scope will not have changes with great adverse influences.

9.3 Except disposing the pledged stock rights as per the appointment stated in the maximum amount stock right pledge contract, the pledged stock rights listed in the appendix of the contract will be owned and kept by the Pledgor and will continue to be owned and kept by the Pledgor during the execution of the contract.

9.4 Once the followings happen, the Pledgor should notify the Guarantee Agent Bank in 3 days after the events happen:

(1) Default events stated in Article 10.1 of the maximum amount stock right pledge contract;

(2) Any lawsuit, arbitration or legal procedures stated in Item (9) and (10) of Article 8.1 of the maximum amount stock right pledge contract;

(3) Some disputes (but not limited to sealing up, detained, frozen, supervised) happen with the ownership of pledged stock rights or the preservation measures have been taken;

(4) The pledged stock is lost or entirely or partially damaged;

(5) Any great adverse events happen or will happen in the opinion of Pledgor.

9.5 The Pledgor should notify the Guarantee Agent Bank of any important events of  Company and any event that may affect the pledged stock right or value or damage or delay any party to fulfill the shareholders’ duties of  Company. The Pledgor should notify the Guarantee Agent Bank of resolution to alter the agreement or Articles of Incorporation set by          Company. Without the previous consent of Guarantee Agent Bank, the Pledgor cannot the amendment that may affect the Pledgor to set agreement and Articles of Incorporation of           Company.

9.6 The Pledgor provides all the documents and materials related to the pledged matters under the maximum amount stock right pledge contract to the Guarantee Agent Bank and guarantee the foregoing documents are true, correct and complete.

9.7 The Pledgor should truly show the defects of pledged stock rights stated in the appendix of the maximum amount stock right pledge contract to the Guarantee Agent Bank and make the repair or supplement for the defects as per the requirements of Guarantee Agent Bank.

9.8 During the pledge, when shares allotment happens with the pledged stock rights, the Pledgor should purchase the shares sold in time. The shares sold will automatically become one part of the pledged stock rights. The Pledgor should finish relevant legal formalities.

9.9 The Pledgor should be responsible for handling the evaluation, notary, verification and keeping of pledged articles stated in the maximum amount stock pledge contract and cooperate with the Guarantee Agent Bank to handle the register formalities of pledged articles stated in the contract. The Pledgor should bear all the charges for the foregoing matters. Relevant evaluation, notary and verification institutions should be firstly approved by the Guarantee Agent Bank.

9.10 Without the written consent of Guarantee Agent Bank, the Pledgor cannot sell, rent, transfer, contract, donate, re-pledge, buy the share in kind or dispose all the pledged articles listed in the pledged article list of Appendix of the maximum amount stock right pledge contract.

9.11 After the written consent of guarantee agent, the amount obtained by the Pledgor via transferring any pledged stock rights should be executed according to the appointment stated in Article 11 of this agreement or disposed through consistent consultation of Guarantee Agent Bank and Pledgor. If the Guarantee Agent Bank thinks the amount obtained for pledged articles to be transferred by the Pledgor is obviously lower than the value of pledged articles, the Pledgor should provide relevant guarantee as per the requirement of Guarantee Agent Bank.

Under any situation, the Pledgor cannot damage the interests of pledge if transferring any pledged stock rights listed in the appendix of the maximum amount stock rights pledge contract.

9.12 If any pledged stock rights are lost, entirely or partially damaged because of the conducts of the Pledgor, the Pledgor should immediately stop the conducts and notify the Guarantee Agent Bank of the situation of pledged stock rights in time and restore the value of pledged stock rights during reasonable period or provide the stock rights pledge equal to the value of lost and damaged stock rights pledge to the Guarantee Agent Bank or provide the approval guarantee to the Guarantee Agent Bank, handle relevant evaluation and register formalities. If the Pledgor cannot provide, the Pledgee can sell the pledged stock rights at auction or dispose them and prepay or draw the guaranteed debts with the amount obtained by auction and disposal after negotiation with the Pledgor.

9.13 If the third party who provides the guarantee (including, but not limited to the guarantee ways such as the guarantee, pledge and pledge) for the primary creditor’s right stated in Article 3 of the maximum amount stock right pledge contract sets the pledge and/pledge for the interests of pledge in its own property and the Pledgee gives up the pledge right provided by the third party, syn-position of pledge right or change the pledge right or pledge right provided by the third party, the guarantee scope of Pledgor will not decrease and still keep same with those stated in Article 3 of the maximum amount property pledge contract. The foregoing conducts of the Pledgee will not affect and exempt from any duties and guarantee liabilities of Pledgor under this agreement. The Pledgor cannot require of alleviating the responsibilities of the Pledgor within the scope of giving up of the Pledgee. Meanwhile, the Pledgor gives up requiring the Pledgee to firstly execute the defense right of pledged and/or pledged articles of the third party.

Article 10

Default Events

10.1 Any of the following events is a breach to this agreement:

(1) Any breach agreed under Credit Agreement;

(2) Any default events for applicable guarantee contract or contract happens with the third party who provides the guarantee (including, but not limited to the guarantee ways such as the guarantee, mortgage and pledge) for the primary creditor’s right stated in Article 3 of this agreement, except that the debts guaranteed by the third party under the guarantee agreement or contract is nor more than RMB RMB10,000,000;

(3) Pledgor violates the statement and guarantee provisions as stipulated in Article 8 herein and the promise provisions as stipulated in Article 9 herein; and within ten (10) working days starting from the earlier of a) the date when Pledgor learns about such violation and b) the date when Guarantee Agent Bank notifies the Pledgor for remedy, Pledgor fails to make remedy satisfactory to the Guarantee Agent Bank;

(4) Pledgor does not truthfully show the defects of pledged stock right to Guarantee Agent Bank; and within ten (10) working days starting from the earlier of a) the date when Pledgor learns about such defects and b) the date when Guarantee Agent Bank notifies the Pledgor for remedy, Pledgor fails to make remedy satisfactory to the Guarantee Agent Bank;

(5) Pledgor does not make pledge register or register to changes according to this agreement, and Pledgor fails to make remedy satisfactory to the Guarantee Agent Bank within ten (10) working days starting from the date when Guarantee Agent Bank notifies the Pledgor for remedy.

(6) Pledgor or “[*] corporation” suspends or terminates operation or is under bankruptcy, liquidation, and recession, etc.; or Pledgor or “[*] corporation” is applied for bankruptcy or liquidation, or its operation is terminated or suspended by competent department;

(7) Pledgor violates this agreement to transfer, confer, re-pledge, contribute by equity, or dispose equity by other methods;

(8) Pledgor hides the truth that equity is jointly hold, has dispute, is under attachment, is blocked, is detained or is already under pledge;

(9) Guarantee Agent Bank regards that the intention or consent to change company establishment agreement or articles of association of “[*] corporation” will be seriously adverse the rights of Pledgee under this agreement;

(10) Pledgor hiders Guarantee Agent Bank to dispose equity according to Article 11 herein in any way (including act or negative act);

(11) Pledgor fails to fulfill its other obligations herein;

(12) Other events which Pledgee considers may be seriously adverse to its rights under this agreement.

10.2 Guarantee Agent Bank is entitled to implement one or several methods as follows when breach as stipulated in Article 10.1 hereinabove occurs:

(1) If the credit fund is not granted, send the Borrower a written notification, announce the credit fund which is demanded by all or any Advice of Drawing but not yet drawn or granted. After the announcement, drawing or issuing of such credit fund is immediately stopped;

(2) Send the Borrower a written notification to announce that all or part of the credit balances, including all accrued interest, costs and other payments under this agreement are due and shall be payable immediately;

(3) Notify the Pledgor in writing and announce to dispose the pledged stock rights in the way of auction, disposal and discount. The amount will be executed as per Article 11 of this agreement.

(4) Send the Borrower a written notification to require that Borrower shall additionally provide guarantee for primary creditor’s right under Credit Agreement;

(5) Send the Pledgor a written notification to require that Pledgor shall make compensations for all direct or indirect losses (including but not limited to the secured debt) occurred to Guarantee Agent Bank due to breach by Pledgor;

(6) Institute a legal proceeding to the people’s court located at the place where this agreement is signed;

(7) Execute other rights bestowed by laws and this agreement.

10.3 Compensation as specified in item (5) of Article 10.2 shall constitute an independent debt owed by Pledgor to Pledgee that shall be payable upon request.

10.4 At the request of any participant bank and with written evidence, Pledgor shall compensate for any losses, expenses (including but not limited to legal expenses and expense in litigation, etc.) or costs caused to such participant bank due to its breach or failure of obligation fulfillment under this agreement; however, the participant bank can only exert such rights through the Guarantee Agent Bank.

Article 11

Realization of Pledge Right

11.1 In case that any events prescribed in Article 10.1 herein occurs, Guarantee Agent Bank is entitled to dispose the stock by direct auction, selling off or converting into money, and the money obtained thereby is used to clear the secured debt. Guarantee Agent Bank is responsible to dispose equity, and it shall pay the money obtained by equity disposal to all Pledgees and Guarantee Agent Banks in the ways and sequences as follows:

(1) Pay to Pledgee and Guarantee Agent Bank their costs made for realizing creditor’s right under Credit Agreement and for the rights and interests secured under this agreement, as well as other costs, liquidated damages and indemnification for losses that are payable by Pledgor under this agreement.

(2) Pay to Pledgee any reasonable costs, default money and damage compensation that are due but not payable by Borrower under Credit Agreement.

(3) Pay the interests (including, but not limited to interests, compound interests and penalty interests) of liquid funds loan due and unpaid by the borrower to each participant bank under the Credit Agreement according to the proportion of unpaid loan funds granted by each participant bank accounting for the loan balance of all the participant banks;

(4) Pay the principal of any liquid funds loan due and unpaid by the borrower to each participant bank under the Credit Agreement according to the proportion of unpaid loan funds granted by each participant bank accounting for the loan balance of all the participant banks;

(5) Pay the interests and charges for credit funds of any bank acceptance bill due and unpaid by the borrower to each participant bank under the Credit Agreement according to the proportion of unpaid credit funds of bank acceptance bill accepted by each participant bank accounting for total unpaid credit funds of bank acceptance bill accepted by all the participant banks.

(6) Pay the principal for credit funds of any bank acceptance bill due and unpaid by the borrower to each participant bank under the Credit Agreement according to the proportion of unpaid credit funds of bank acceptance bill accepted by each participant bank accounting for total unpaid credit funds of bank acceptance bill accepted by all the participant banks;

(7) Pay the accrued interests (including, but not limited to interests, compound interests and penalty interests) and charges of any trade financing credit funds due and unpaid by the borrower to each participant bank under the Credit Agreement according to the proportion of unpaid trade financing credit balance granted by each participant bank accounting for the total trade financing credit balance of all the participant banks;

(8) Pay the principal of any trade financing credit funds due and unpaid by the borrower to each participant bank under the Credit Agreement according to the proportion of unpaid trade financing credit balance granted by each participant bank accounting for the total trade financing credit balance of all the participant banks;

(9) Pay any other funds due and unpaid by the borrower to each participant bank under the

Credit Agreement according to the proportion of unpaid credit funds granted by each participant bank accounting for the total credit balance of all the participant banks;

11.2 When disposing the mortgaged articles as per the provisions stated in Article 11.1 herein, the Guarantee Agent Bank has right to legally take the following actions:

(1) dispose pledged stock right by direction auction, selling off and converting into money at the fair market value and time as it considered appropriate, and it bears no liability for any losses thereby incurred to Pledgor;

(2) Require the Pledgor to pay the necessary charges paid by the Guarantee Agent Bank for executing any right under the laws and this agreement;

(3) decide how to execute the rights of Pledgor acting as the shareholder of “[*] corporation”;

(4) Resolve, compromise, apply for arbitration or institute any legal proceedings against any equity-related rights claimed by any other party, or perform or allow others to perform in the way as it considers appropriate;

(5) In order to realize any right under this agreement, execute other rights or take legal actions.

The Guarantee Agent Bank has right to choose all or partial foregoing right or temporarily postpone to execute any right.

11.3 Once required by Guarantee Agent Bank, Pledgor shall assist Guarantee Agent Bank and Pledgee to obtain all approval and consent necessary for Pledgee to realize its pledge right, or assist Guarantee Agent Bank and Pledgee to handle other necessary procedures.

11.4 If money received by Guarantee Agent Bank by way of equity disposal under this agreement according to Article 11.1 herein is not sufficient for satisfaction of secured debt, Guarantee Agent Bank is still entitled to claim from Borrower; while if such money exceeds the guarantee scope agreed by Article 3 herein, then the excessive part belongs to Pledgor.

11.5 If any third party proposes any assertion or any objection to the mortgaged articles with any reason, all the results and liabilities will be borne by the Pledgor. The foregoing assertion and objection of the third party will not affect the Guarantee Agent Bank to dispose the pledge stock right as per the appointment stated herein.

Article 12

Costs

12.1 All taxes and charges (including but not limited to stamp tax, attorney consultation fees, notary costs and register costs of this agreement, as well as insurance, transportation, storage, custody, evaluation, and maintenance, etc. of pledged property) concerning this agreement or pledge stock right under this agreement shall be paid or compensated by Pledgor.

12.2 According to the requirement of Guarantee Agent Bank, the Pledgor shall immediately enough compensate all reasonable expenditures and charges, including, but not limited to the financial charges, lawyer charges and lawsuit charges paid for disposing pledged stock right stated in Article 11 of this agreement paid by the Guarantee Agent Bank for executing the rights under this agreement or any documents at any place of jurisdictions to the Guarantee Agent Bank.

12.3 The Pledgor shall pay all the current and future register charges and other taxes and charges collected from Pledgor by this agreement or any document referred herein at any time.

12.4 Any funds paid by the mortgagor to Guarantee Agent Bank shall be enough paid as per this agreement. The Pledgor cannot propose any assertion of offsets and anti-reimbursement, as well as any limitation or condition.

Article 13

Changes of Subject

This agreement is binding upon all parties of this agreement as well as their respective successors and assignees.

Article 14

Information Disclosure

14.1 Guarantee Agent Bank is entitled to keep confidential of any information provided by or on behalf of Pledgor concerning all documents related to this agreement (including but not limited to evaluation report, insurance documents and pledge register document, etc. of pledged stock right); But, the Guarantee Agent Bank and Pledgor have right:

(1) Disclose the well-known information (excluding the well-known information because the Guarantee Agent Bank breaks this article);

(2) Disclosure the information during any lawsuit and arbitration procedures;

(3) Disclose this information as per the requirement of laws;

(4) Disclose this information to co-lead bank or any participant bank;

(5) Disclose this information to any governmental, financial, taxation or other relevant supervision departments;

(6) Disclose the information to its professional consultant;

(7) Disclose the information within the scope of Article 14.2 of this agreement;

(8) Disclose the information after approved by Pledgor.

14.2 Pledgee has right to disclose to any related party or any person (hereinafter called “Participant”) related to any transfer or other agreement of this agreement that may be or already signed by pledge:

(1) Copies of all documents related to this agreement (including but not limited to evaluation report and pledge register document, etc. of pledged stock right); and

(2) Any other information related to the above documents that Pledgee already obtains.

However, before receiving any confidential information, such participating party must provide a written guarantee proving that it agrees to keep confidential of the information pursuant to Article 14.1 of this agreement.

14.3 The above Article 14.1 and 14.2 replace any confidentiality promise made related to this agreement by any Pledgee before it becomes one party of this agreement.

Article 15

Amendment and Supplement

15.1 Guarantee Agent Bank may modify the provisions of this agreement with Pledgor in written form. If such modification may change the register contents of this agreement, then Pledgor is obliged to assist Guarantee Agent Bank to handle change register to register authority, and any modification made hereby shall be binding to all Pledgees, Guarantee Agent Banks and Pledgors.

15.2 In case that Borrower and Bank Consortium change Credit Agreement pursuant to the provisions of Credit Agreement, if modification of Credit Agreement may change the register contents of this agreement, Pledgor is obliged to assist Guarantee Agent Bank to handle change register to register authority.

15.3 If there is necessity to handle pledge register, upon the request of Guarantee Agent Bank, Pledgor is entitled to enter into supplementary agreement to this agreement with Guarantee Agent Bank, or any other pledge agreement with the contents corresponding to this agreement while meeting the standards of register authority.

Article 16 Notification

16.1 Any notification, request, instrument or other documents submitted to any party involved in this agreement pursuant to this agreement shall be sent in written form by the address, telex number and fax number, with contact personnel clearly indicated (if any). The original address, telex number, fax number and contact personnel (in any) are indicated in the signature page of this agreement.

16.2 Any communication transacted pursuant to this agreement between all parties of this agreement shall be regarded as received when:

(1)

upon actual handing over if sent through personnel;

(2)

upon accomplishment of the transmission and receipt of the correct reply or fax transmission report if sent through telex or fax;

(3)

at 12:00 o'clock (Beijing time) of the midday of the seventh (7th) working day after the registered letter is sent as per the correct address if mailed through letter.

16.3 Any change to its contact personnel, address, telex number or fax number of any party of this agreement shall be notified to the other party within two (2) days starting from the date of change.

Article 17

Extended Deadline and Partial Invalidity

17.1 No enforcement or delayed enforcement of its/their rights under this agreement by Pledgee or/and Guarantee Agent Bank shall not be regarded as waiver of rights under this agreement. Individual or partial enforcement of such rights by Pledgee and/or Guarantee Agent Bank shall not remove its/their right to be enforced in other ways or to be enforced further, nor shall it affecting its/their enforcement of other rights. Rights and relieves agreed by this agreement shall not remove any rights or relieves bestowed by laws to Pledgee and/or Guarantee Agent Bank.

17.2 If any term of this agreement is held to be illegal, invalid or unenforceable in any way and at any time, the legality, effectiveness and enforcement of other terms of this agreement shall not be affected or decreased thereby.

Article 18

Applicable Laws and Jurisdiction

18.1 This Agreement shall be governed by and construed in accordance with the laws of People’s Republic of China (including but not limited to the current effective Chinese laws, administration regulations, decisions and orders granted by the State Council, local regulations granted by People's Congress at each level, and regulations granted by each ministry and commission of State Council and local people’s government, excluding the laws of Hongkong Special Administrative Region, Macao Special Administrative Region and Taiwan).

18.2 Any disputed rising from this agreement shall be settled by friendly negotiation. If no agreement is achieved, the dispute shall be handed to the people’s court located at the place where this agreement is signed.

Article 19

Contract Text

19.1 This agreement is constituted and signed in Chinese.

19.2 Any matters uncovered herein shall be additionally agreed by Pledgor, Pledgee and Guarantee Agent Bank, and Pledgor shall sign additionally agreement with Guarantee Agent Bank. If such additional agreement involves the variation of the register content of this agreement, the variation of such additional agreements shall be registered in relevant authority as per law, and such additional agreement enjoys the same legal force with this agreement.

19.3 The appendix of this agreement is an effective integral part of this agreement.

19.4 This agreement is signed in (   ) copies, each for Pledgor, Pledgee and Guarantee Agent Bank. Other copies of instruments are temporarily reserved at Guarantee Agent Bank for handling pledge register of this agreement. Each copy of the original instrument has the same legal force.

 (The remainder of this page intentionally left blank)

Page of Signature

Pledgor:

Wuxi Seamless Oil Pipe Co., Ltd.

Add:

P.O.:

Principal:

Tel:

Fax:

Contact Person:

Authorized signer:

Name:                            seal

Title:

Date:

Guarantee Agent Bank:

Agricultural Bank of China Wuxi New District Sub-branch

Add:

P.O.:

Principal:

Tel:

Fax:

Contact Person:

Authorized signer:

Name:                            seal

Title:

Date:

Appendix 12

Wuxi Seamless Oil Pipe Co., Ltd.

(as the Pledgor)

and

Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch

(as the Guarantee Agent Bank)

Wuxi Seamless Oil Pipe Co., Ltd. Structured Bank Consortium Comprehensive Credit and Loan Agreement with an Amount Equivalent to RMB 3.5 Billion Accounts Receivable Pledge Contract (Form)

Date:

This Accounts Receivable Pledge Contract (No.: WSP Structured Bank Consortium Accounts Receivable Pledge No. ( )) is signed by and between the following parties in Wuxi Hi-new Technical Industries Development Zone on          .

(1)

Wuxi Seamless Oil Pipe Co., Ltd. (WSP) is a limited liability company legally established and efficiently existing in China. The company is located No. 235, Chengnan Road, Wuxi Hi-new Technical Industries Development Zone. The company serves as the Pledgor (hereinafter called “Pledgor”);

(2)

Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch serves as Guarantee Agent Bank (hereinafter called “Guarantee Agent Bank”).

Whereas:

1.

WSP as Borrower (hereinafter called “Borrower”); Bank of China Limited Jiangsu Branch as Arranging Bank; Bank of China Limited Wuxi Branch and Agricultural Bank of China Limited Wuxi Branch together as Co-lead Bank; Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch as Credit Agent Bank; Agricultural Bank of China Wuxi New District Sub-branch and Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch together as Guarantee Agent Bank; and all financial institutions listed in Appendix 1 as the Participant Bank (hereinafter called “Participant Bank”) entered into a WSP Structured Bank Consortium Comprehensive Credit and Loan Agreement with an Amount Equivalent to RMB 3.5 Billion on August 29, 2011 (hereinafter called “Credit Agreement”);

2.

Pledgor has entered into a Basic Trade Contract, as such term is defined hereinbelow, with Obligor, as such term is defined hereinbelow, on the date of             .

3.

Pledgor intends to pledge its accounts receivable (as such term defined hereinbelow) under Basic Trade Contract to Bank of China Limited Wuxi Branch, Agricultural Bank of China Limited Wuxi Branch, Nanyang Commercial Bank (China) Limited Wuxi Branch, China Merchants Bank Co., Ltd. Wuxi Branch, Industrial and Commercial Bank of China Limited Wuxi Branch, China CITIC Bank Corporation Limited Wuxi Branch, Shanghai Pudong Development Bank Co., Ltd. Wuxi Branch, China Everbright Bank Co., Ltd. Wuxi Branch, Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch, Agricultural Bank of China Wuxi New District Sub-branch (hereinafter called “Pledgee”) to guarantee borrower to implement Credit Agreement;

4.

According to Article 13 of Credit Agreement, Pledgor shall enter into this Accounts Receivable Pledge Contract with Guarantee Agent Bank acting as the agent for participant bank.

In witness thereof, Pledgor and Pledgee enter into the following contract after negotiation:

Article 1

Definition and Explanation

1.1

Terms as defined and explained in Credit Agreement shall have the same meaning when used herein unless otherwise specified.

1.2

The following terms shall have the respective meanings set forth below unless otherwise specified herein:

(1) Basic Trade Contract refers to all contracts listed in the appendix of this agreement, Basic Trade Contract List, signed by and between Pledgor and Obligor and / or commercial contracts signed by and between Pledgor and Obligor after this agreement enters into force. According to this commercial contract, Pledgor may obtain the Creditor's right to Obligor for pledge of accounts receivable.

(2) Accounts Receivable Special Account refers to the bank account established at Pledgee or its branch according to this agreement, which is especially used to receive accounts receivable.

(3) Credit Investigation Institute refers to the credit register management department designated by People’s Bank of China.

(4) Accounts Receivable refers to legal Creditor’s right and related rights and interests rising from Basic Trade Contract that is free of any dispute. Related rights and interests of the above Creditor’s right are legally transferable with all appointments under Basic Trade Contract according to its nature and related laws.

(5) Obligor refers to any Obligor listed in Appendix 1, List of Basic Trade Contract, and/or that enters into a Basic Trade Contract with Obligor after this agreement enters into force and has the obligation to pay accounts receivable under the Basic Trade Contract.

Article 2

Pledge and Scope

2.1

Whereas Pledgee agrees to provide liquid capital loan and trade financing to Borrower according to Credit Agreement, and Pledgor agrees to pledge accounts receivable to Pledgee as a guarantee for borrower to fulfill its debt under Credit Agreement, and Pledgee agrees to accept that this pledge acts as a guarantee for borrower to fulfill its debt under Credit Agreement. Once breach of this agreement occurs, Pledgee is obliged to execute its guarantee rights under this agreement.

2.2

Accounts receivable under pledge enjoys the rights as follows:

(1) All Creditor’s right that is entitled to Pledgor under Basic Trade Contract;

(2) All rights to claim for liquidated damages that Pledgor is entitled if Obligor violates Basic Trade Contract;

(3) Other rights and interests that Pledgor is entitled under Basic Trade Contract.

2.3 The Master Contract of this agreement is Credit Agreement and its amendment or supplementary agreement, as well as single agreement and contract that have been or are to be entered into according to Credit Agreement (hereinafter called “Master Contract”). The Primary Creditor’s Rights under this agreement is that realized within the validity of Credit Agreement with maximum principal not exceeding the amount equivalent to RMB3,500,000,000, which is established because the participant bank provides the liquid capital loan and trade financing to the borrower, as well as the creditor’s rights to the borrower that is obtained by the participant bank as per the Credit Agreement (hereinafter called primary creditor’s right).

2.5 The maximum amount (hereinafter called “Guaranteed Debts”) of creditor’s rights guaranteed as per this agreement is the sum of the followings:

(1) Primary creditor’s right;

(2) Interests (including legal interests, appointed interests, compound interests, penalty interests) causing from the principal of primary creditor’s right;

(3) Charges unpaid by the borrower as per the provisions stated in the Credit Agreement during the execution of the agreement;

(4) Compensation funds, default funds and damage compensation because the borrower cannot obey any provisions stated in Credit Agreement;

(5) Expenses (including, but not limited to the charges for lawsuits, property preservation, traveling, evaluation, auction, lawyer, notary, execution) paid by the Participant Bank and its Guarantee Agent Bank for realizing the creditor’s rights under the Credit Agreement and guaranteed rights and interests under this agreement.

2.6 The loan deadline of liquid fund loan under the Credit Agreement is 36 months as of the withdrawal date of first sum of loan funds. The credit deadline of trade financing is 36 months as of the withdrawal date of first sum of loan funds. The Pledgee shall execute the pledge right under this agreement during the limitation of legal proceedings of primary creditor’s right.

2.7 Any evidence that is used by Pledgee to prove any secured debt or any accounts receivable under this agreement shall be final for creditor and Obligor relationship of both parties is binding to Pledgee unless it is proved to be incorrect by Pledgee after providing full and effective evidence.

Article 3

Efficacy of Pledge Guarantee

3.1 The guaranteed duties of Pledgor under this agreement are continuous. The efficacy continues to the date when the borrower pays off the principals, interests and other funds payable of liquid fund loan and trade financing owed to the bank consortium under the Credit Agreement to the Pledgee, which will be influenced because the Pledgor or borrower or other person makes the liquidation, mergence, separation, reorganization and bankruptcy and changes other organization or makes other arrangement to the borrower’s debts.

3.2 This agreement will not be affected because the bank consortium and borrower amends, replenishes and alters all or partial articles of Credit Agreement. When the Pledgee and borrower agree to prolong or delay the repayment of any due creditor’s rights under the Credit Agreement, this agreement will continue to be valid.

3.3 The efficacy of this agreement is independent of the Credit Agreement and will not be invalid because of invalidity of Credit Agreement. If the Credit Agreement is invalid or cancelled, Pledgor shall still bear guarantee duties based on this agreement. If this agreement is invalid or cancelled not due to bank consortium’s fault, Pledgor shall compensate all the losses of Pledgee with the scope of guaranteed debts.

3.4 If guaranteed debt under this agreement is paid off, however, such liquidation is confirmed to be invalid or cancelled by the authority department. The Pledgor shall continue to bear the guarantee liabilities, which will be not limited by the guarantee period and lawsuit efficacy.

3.5 The Pledgor and Pledgee confirm and agree that if any Participant Bank transfers any right and duties under its Credit Agreement to other transferee bank as per the appointment stated in the Credit Agreement, rights and duties under this agreement that are related to the above transferred rights and duties are transferred to this transferee bank together. The Pledgor agrees to bear the guarantee liability to the transferee bank and coordinate them to complete the alteration formalities of relevant pledge register based on this agreement.

Article 4

Pledge Register

4.1

Pledgor shall cooperate with Pledgee to go through accounts receivable pledge register procedure at credit investigation institute or its designated website within ten (10) working days starting from the date when this agreement is entered into. Register costs (if any) shall be born by Pledgor.

4.2

This agreement enters into force when Pledgor and Guarantee Agent Bank attaches their signature; and right of pledge under this agreement is established when pledge register is handled at credit investigation institute.

4.3

If pledge register events have any change and require a change register, Pledgor and Guarantee Agent Bank shall go through change register at the credit investigation institute within fifteen (15) days starting from the date when such change occurs.

Article 5

Execution of Basic Trade Contract

5.1

Pledgor is obliged to continue to observe and fulfill all obligations under Basic Trade Contract. Pledgee does not bear any obligations or legal responsibilities to Basic Trade Contract, and do not bear any Pledgor’s obligation under Basic Trade Contract. Pledgee is not obliged to take any actions to accounts receivable, and shall not bear any obligations or legal responsibilities to any third party related to accounts receivable based on this agreement under the pre-condition that rights of Pledgee under this agreement will not be affected.

5.2

Notwithstanding anything hereinabove regulated, if Pledgor and / or Obligor fails to properly fulfill its obligations under Basic Trade Contract and thus cause damage to any rights and interests that Pledgee are entitled under this agreement, Pledgee is entitled (but not obliged) for execution on behalf of Pledgor or is entitled to institute lawsuit, arbitration or any other actions to Obligor. Pledgor hereby agrees and authorizes Pledgee to take the above actions and agrees to provide full assistance. Any expenses occurred to Pledgee during the execution of this provision shall be fully compensated by Pledgor.

Article 6

Instruments to be submitted by Pledgor

6.1

Pledgor shall provide the following instruments to Guarantee Agent Bank:

(1) This Accounts Receivable Pledge Contract effectively signed by legal representative or authorized signer of Pledgor;

(2) The copy of the updated Articles of Association of Pledgor and the copy of the business license which is subject to the latest annual inspection;

(3) Resolution of Board of Directors in writing proving that the directors of Pledgor agree to use accounts receivable for pledge;

(4) Basic Trade Contract effectively signed by and between Pledgor and Obligor;

(5) Effective documentary evidence proving that Pledgor has already notifies Obligor with issues regarding using accounts receivable for pledge;

(6) Other documents required by Guarantee Agent Bank and credit investigation institute.

6.2 If the above documents provided by the Obligor are duplicates, then these documents shall be signed by the authorized signer of Pledgor to prove its authenticity, completeness and effectiveness, and shall be chopped with the seal the same as that reserved by Pledgor at the Pledgee’s.

Article 7

Declaration and Guarantee of Pledgor

7.1 The Pledgor hereby makes the following statement and guarantee to the Pledgee:

(1) The Pledgor is a limited liability company legally established and effectively existing in China;

(2) The Pledgor has full capacity of civil rights and conducts to develop the business, sign this agreement, execute the rights and fulfill the duties as per this agreement;

(3) All internal procedures of the company necessary for Pledgor to sign this agreement and to execute rights and obligations according to this agreement are completed. The personnel to sign this agreement on behalf of the Obligor is the effective authorized representative of Obligor, and this agreement signed by such personnel is binding to Obligor.

(4) That the Obligor signs this agreement and executes rights and obligations according to this agreement is the commercial activities carried out for its commercial purpose, which is fully regulated by civil law and commercial law. Obligations of Pledgor under this agreement are legal and effective, and bind Pledgor and may be implemented according to the terms of this agreement.

(5) The Pledgor signs this agreement and executes the rights and fulfills the duties as per the contract, which cannot and will not disobey the following documents or conflict with the following documents:

(i) Any agreement, contract or any other contractual documents constraint to the property, which shows the Pledgor as one party;

(ii) Articles of Incorporation and other essential documents of Pledgor;

(iii) Any laws, rules, regulations, normative documents, judgment, verdict and adjudication;

(6) During any justice procedures continued in China, the Pledgor or Pledgor’s property will not enjoy the immunity or special right during the lawsuit, verdict, execution, property preservation or other legal procedures;

(7) No person takes any legal procedures to execute the business stopping, liquidation, reorganization, bankruptcy, dismiss or similar procedures to the Pledgor;

(8) Basic Trade Contract is already effectively signed by and between Pledgor and Obligor and constitutes a legal document biding both parties. Accounts receivable of Pledgor under Basic Trade Contract may be legally transferred and pledged according to related laws and regulations, Basic Trade Contract and its related provisions.

(9) Obligor currently has no and will have no offset rights or right to defense against Pledgor that may affect the guarantee rights and interests enjoyed by Pledgee under this agreement.

(10) Pledgor is the only legal holder of accounts receivable, and it does not establish any other guarantee in any form and by any nature on accounts receivable except that on this agreement. The ownership of this agreement is under no dispute, and can be taken as the subject for pledge guarantee according to Chinese law.

(11) Pledgor and Obligor have no actual and potential breach of this agreement under Basic Trade Contract.

(12) Currently there is no existing or, to the Pledgor’s knowledge, potential arbitration, lawsuit or administrative procedures that are related to Pledgor or accounts receivable and may constitute critical adverse effect to financial conditions of Pledgor and Obligor, the value of accounts receivable, or the capacity of Pledgor in fulfilling this agreement.

7.2 Pledgor hereby confirms that Pledgee authorizes Guarantee Agent Bank to sign this agreement and executes its obligations under this agreement on the basis that it fully believes the above declaration and guarantee.

7.3 The foregoing statements and guarantee made by the Pledgor must be correct during the execution of this agreement. The Pledgor guarantees to provide more documents as per the requirement of Guarantee Agent Bank.

Article 8

Promise of Pledgor

From the valid date of this agreement to the termination date of rights and duties under this agreement, the Pledgor promises to the Pledgee:

8.1 The Pledgor shall maintain legal and effective continuousness of status of legal person of the enterprise and obey all applicable laws and rules.

8.2 The Pledgor shall ensure the business nature and scope will not have changes with great adverse influences.

8.3 Pledgor shall observe all laws and regulations related to this agreement and Basic Trade Contract, strictly observe and execute responsibilities and obligations under this agreement and Basic Trade Contract, and shall take all necessary measures to ensure that accounts receivable are always legal and effective, including but not limited to ensure that Pledgee is always entitled to enjoy the guarantee rights and interests to accounts receivable.

8.4 Pledgor shall open an accounts receivable special account at Guarantee Agent Bank, its branch or the participant bank designated by Guarantee Agent Bank. Pledgor shall instruct Obligor to remit all accounts receivable into that special account. Accounts receivable will be specially designated once remitted into and will be transformed into guarantee deposit to guarantee that Pledgor implements the Credit Agreement.

8.5 Except using the accounts receivable to its normal business operation and production, Pledgor shall not withdraw any money from accounts receivable special account without the previous written agreement from Guarantee Agent Bank. If Pledgor receives any accounts receivable by any other way for any other reason, it shall notify Guarantee Agent Bank immediately and remit the above fund into the special account.

Pledgor shall notify Guarantee Agent Bank if it will apply accounts receivable to its normal business operation and production. If Guarantee Agent Bank regards that Pledgor withdraws accounts receivable not for the same purpose, Guarantee Agent Bank is entitled to require Pledgor to provide support document of using such fund (related contract, agreement and voucher, etc.) and the description of its purpose to withdraw accounts receivable. If Guarantee Agent Bank, after reviewing those documented provided by Pledgor, still considers that the money is not withdrawn for the purpose of normal business operation and production, Guarantee Agent Bank is entitled to decline and take reasonable measures to stop Pledgor to withdraw money from accounts receivable special account.

8.6 If there is any important lawsuit, arbitration or administrative procedures related to or between Pledgor and Obligor, whether it is potential but to the knowledge of Pledgor or is already existing, Pledgor shall notify the Guarantee Agent Bank with the detail within two (2) working days after it learns such information.

8.7 In case of any breach of this agreement, or any events related to Pledgor or Obligor that may affect accounts receivable or its value, or may affect Pledgor’s capacity in fulfilling its obligation under this agreement, or may affect Pledgor’s capacity in fulfilling its obligations under Basic Trade Contract occur, Pledgor shall notify the detail of Guarantee Agent Bank within two (2) days after it learns such information.

8.8 Pledgor shall cooperate with Pledgee to obtain and go through all approval, notarization, register and filing procedures that are necessary to ensure the legality and effectiveness of this agreement to maintain that such approval, notarization, register and filing are always legal and effective, and shall complete all other necessary procedures.

8.9 Without the instruction or previous approval of Guarantee Agent Bank, Pledgor shall not agree or propose to modify or carry out other major changes (major changes refer to the change of payment terms, major assurance technical index, the change of contract price of over 5% or any other changes that Pledgee considers important under the Basic Trade Contract) to Basic Trade Contract, and shall not establish any other securities on accounts receivable except that established under this agreement.

8.10 Pledgor shall not take any actions that may change or damage any rights of Pledgee to accounts receivable or under this agreement.

8.11 If the third party who provides the guarantee (including, but not limited to the guarantee ways such as the guarantee, mortgage and pledge) for the primary creditor’s right stated in Article 2 of this agreement sets the mortgage and/pledge for the interests of Pledgee in its own property and the Pledgee gives up the mortgage right provided by the third party, syn-position of mortgage right or change the mortgage right or mortgage right provided by the third party, the guarantee scope of Pledgor will not decrease and still keep same with those stated in Article 2 of this agreement. The foregoing conducts of the Pledgee will not affect and exempt from any duties and guarantee liabilities of Pledgor under this agreement. The Pledgor cannot require of alleviating the responsibilities of the Pledgor within the scope of giving up of the Pledgee. Meanwhile, the Pledgor gives up requiring the Pledgee to firstly execute the defense right of mortgaged and/or pledged articles of the third party.

8.12 If creditor’s right and other rights of Pledgor under Basic Trade Contract are lost and will damage the rights of Pledgee, Pledgee is entitled to require Pledgor to provide corresponding guarantee; if Pledgor rejects, Pledgee can directly deduct or transfer accounts receivable to pay off the secured debt or implement auction to or sell off accounts receivable, and use the money from the auction and selling off to prepay or draw the debts.

8.13

 In order to ensure that borrower make a full payment to the principal and interest and related costs of credit balance under credit agreement, Pledgor shall pledge the accounts receivable that are obtained after this agreement enters into force to Pledgee, and shall cooperate with Guarantee Agent Bank to go through related procedures such as the pledge register of accounts receivable.

Article 9

Default Events

9.1 Any of the following event or events is a breach to this agreement:

(1)

Any default events stated in Credit Agreement;

(2)

Borrower does not make full satisfaction to any debt owe to Pledgee according to Credit Agreement;

(3)

Pledgor transfers accounts receivable without permission or have it disposed in any other way, or establish or try to establish any guarantee interest on any part of accounts receivable;

(4)

Pledgor violates the statement and guarantee provisions as stipulated in Article 7 herein and the promise provisions as stipulated in Article 8 herein; and within ten (10) working days starting from the earlier of a) the date when Pledgor learns about such violation and b) the date when Guarantee Agent Bank notifies the Pledgor for remedy, Pledgor fails to make remedy satisfactory to the Guarantee Agent Bank;

(5)

Any lawsuit, arbitration or administrative proceedings related to accounts receivable which under reasonable consideration of Pledgor may exert a critical adverse effect to the value of accounts receivable;

(6)

Pledgor agrees or proposes without previous written agreement of Pledgee to modify the Basic Trade Contract, causing substantial effect or damage to the rights of Pledgee;

(7)

Pledgor or Obligor violates any obligations under Basic Trade Contract, and such violation, while under the reasonable consideration of Pledgee, may damage the guarantee interests of Pledgee under this agreement;

(8)

Pledgor violates any other obligations under this agreement or any other events which Pledgee considers may cause critical adverse effect.

9.2

Guarantee Agent Bank is entitled to (must, if required by the majority of participant banks) implement one or several methods as follows when breach as stipulated hereinabove occurs:

(1) If the credit fund is not issued, send the borrower a written notification, announce the credit fund which is demanded by all or any Drawing notification but not yet drawn or issued. After the announcement, drawing or issuing of such credit fund is immediately stopped;

(2) Send the borrower a written notification to announce that all or part of the credit balances, including all accrued interest, costs and other payments under this agreement are due and shall be payable immediately;

(3) Send the Pledgor a written notification to announce the implementation of creditor’s rights under this agreement;

(4) Send the borrower a written notification to require that borrower shall additionally provide guarantee for principal creditor’s right under credit agreement;

(5) Send the Pledgor a written notification to require that Pledgor shall make compensations for all direct or indirect losses (including but not limited to the secured debt) occurred to Guarantee Agent Bank due to breach by Pledgor;

(6) Institute a legal proceeding to the people’s court located at the place where this agreement is signed;

(7) Execute other rights bestowed by laws and this agreement.

9.3 Compensation as specified in item (5) of Article 9.2 shall constitute an independent debt owed by Pledgor to Pledgee that shall be payable upon request.

9.4 At the request of any participant bank and with written evidence, Pledgor shall compensate for any losses, expenses (including but not limited to legal expenses and expense in litigation, etc.) or costs caused to such participant bank due to its breach or failure of obligation fulfillment under this agreement; however, the participant bank can only exert such rights through the Guarantee Agent Bank.

Article 10

Realization of Pledge Right

10.1

In case that any breach prescribed in Article 9.1 hereinabove occurs, Pledgee is entitled to realize pledge right under this agreement according to the provisions herein prescribed, and during such realization, Pledgee and Guarantee Agent Bank is entitled to take the following actions:

(1)

Deduct and transfer corresponding money from accounts receivable special account. Pledgor hereby irrevocably authorizes Pledgee and Guarantee Agent Bank to implement such deduction and transfer;

(2)

Instruct its designated participant bank to deduct or transfer the corresponding money from the accounts receivable special account of such participant bank, and Pledgor hereby irrevocably authorizes such participant bank to implement such deduction and transfer;

(3)

Claim or collect accounts receivable or all funds related to it that shall be payable to pay off secured debt by such fund;

(4)

Implement property rights that Pledgor is entitled on accounts receivable on behalf of Pledgor;

(5)

Take or carry out all lawsuits or arbitration procedures related to all or any accounts receivable in the way that Pledgee and Guarantee Agent Bank considers reasonable, and implements, compromise, release or make concessions to all or any accounts receivable or related rights claim.

(6)

Comprise, arrange creditor’s right, make concessions to any accounts, rights claim, issues or disputes that are related to accounts receivable, that may occur, or that are related to this agreement in any way, and sign any related obligation release instrument.

(7)

Apply for arbitration, take any legal actions or institute lawsuit, etc. (whether civil or criminal) to matters related to accounts receivable.

(8) Sign all documents or take any related actions that pledgee or Guarantee Agent Bank considers necessary, proper or related to the above objects.

Pledgee and Guarantee Agent Bank are entitled to implement all or part of the above rights, or to suspend the implementation of any rights.

10.2

Once requested by Pledgee or Guarantee Agent Bank, Pledgor shall assist Pledgee and Guarantee Agent Bank to receive all approval or consent necessary for pledgee to realize its right of pledge, or assist Pledgee or Guarantee Agent Bank to handle all other necessary procedures.

10.3

Money obtained by Pledgee and Guarantee Agent Bank in disposing accounts receivable shall be paid in the following sequence:

(1)

Within the limitation of accounts receivable under the trade financing between participant bank and borrower and the limitation of the money obtained from disposing accounts receivable, pay the interests (including but not limited to any interest, compound interest and default interest), costs and principals of any credit fund by trade financing that is due but not yet paid by borrower to the participant bank under the trade financing between the borrower and such participant bank;

(2)

Pay to Pledgee and Guarantee Agent Bank their costs made for realizing creditor’s right under Credit Agreement and for the rights and interests secured under this agreement, as well as other costs, default money and damage compensation that shall be paid by Pledgor under this agreement.

(3)

Pay to each participant bank and agent bank any reasonable costs, default money and damage compensation that are due but not yet paid by borrower under Credit Agreement.

(4)

Pay the interests (including, but not limited to interests, compound interests and penalty interests) of liquid funds loan due and unpaid by the borrower to each participant bank under the Credit Agreement according to the proportion of unpaid loan funds granted by each participant bank accounting for the loan balance of all the participant banks;

(5)

Pay the principal of any liquid funds loan due and unpaid by the borrower to each participant bank under the Credit Agreement according to the proportion of unpaid loan funds granted by each participant bank accounting for the loan balance of all the participant banks;

(6)

Pay the interests and charges for credit funds of any bank acceptance bill due and unpaid by the borrower to each participant bank under the Credit Agreement according to the proportion of unpaid credit funds of bank acceptance bill accepted by each participant bank accounting for total unpaid credit funds of bank acceptance bill accepted by all the participant banks;

(7)

Pay the principal for credit funds of any bank acceptance bill due and unpaid by the borrower to each participant bank under the Credit Agreement according to the proportion of unpaid credit funds of bank acceptance bill accepted by each participant bank accounting for total unpaid credit funds of bank acceptance bill accepted by all the participant banks;

(8)

Pay the accrued interests (including, but not limited to interests, compound interests and penalty interests) and charges of any trade financing credit funds due and unpaid by the borrower to each participant bank under the Credit Agreement according to the proportion of unpaid trade financing credit balance granted by each participant bank accounting for the total trade financing credit balance of all the participant banks;

(9)

Pay the principal of any trade financing credit funds due and unpaid by the borrower to each participant bank under the Credit Agreement according to the proportion of unpaid trade financing credit balance granted by each participant bank accounting for the total trade financing credit balance of all the participant banks;

(10)

Pay any other funds due and unpaid by the borrower to each participant bank under the Credit Agreement according to the proportion of unpaid credit funds granted by each participant bank accounting for the total credit balance of all the participant banks;

10.4

If the amount obtained after the payment made according to Article 10.3 is not sufficient to clear off secured debt, Pledgee and Guarantee Agent Bank is entitled to the recourse right against the Borrower; and if there are residue, Pledgee and Guarantee Agent Bank shall give the residue money to Pledgor and other personnel entitled for disposing accounts receivable.

10.5

When Pledgee is executing rights under this agreement, unless it is due to its deliberate or major failure, Pledgee is not responsible for any loss occurred to Pledgor, Obligor or accounts receivable due to its right fullfillment.

Article 11

Costs and Compensations

11.1

Pledgor shall bear all costs (including but not limited to legal expenses and expense in litigation, notary costs and implementation costs, etc.) that are necessary for the conclusion of this agreement, for handling the necessary register or filing or notary procedures, and for fulfilling and compulsory execution.

11.2

Once requested by Pledgee, Pledgor shall compensate for the costs and losses occurred to Pledgee as follows:

(1)

All costs incurred from the exercise of Pledgee’s guarantee rights under this agreement (including but not limited to expense in litigation, legal expenses, notary costs and implementation costs, etc.)

(2)

Any other cost payable to Pledgee by Pledgor under this agreement.

11.3

Any amount that Pledgor owes to Guarantee Agent Bank shall be fully paid according to this agreement, and Pledgor shall not propose any set-off or counterclaim, and no restrictions or requirements may be put forward.

Article 12

Release of Pledge

12.1

Pledgee agrees to release the pledge under this agreement in case any of the following happens, and assist Pledgor to apply for pledge cancellation register to Credit Investigation Institute. Pledgor shall be liable for all costs incurred:

(1)

All secured debt is cleared off;

(2)

Other situations agreed in written form by Pledgee.

Article 13

Change of Subjects

This agreement is binding upon all parties of this agreement as well as their respective successors and assignees.

Article 14

Amendment and Supplement

14.1

Guarantee Agent Bank may modify the provisions of this agreement with Pledgor in written form. If such modification may change the register contents of this agreement, Pledgor is obliged to assist Guarantee Agent Bank to handle change register to credit investigation institute, and any modification made hereby shall be binding to all pledgees, Guarantee Agent Banks and Pledgors.

14.2

In case that Borrower and Bank Consortium change Credit Agreement pursuant to the provisions of Credit Agreement, if modification of Credit Agreement may change the register contents of this agreement, Pledgor is obliged to assist Guarantee Agent Bank to handle change register to register authority.

Article 15

Notification

15.1

Any notification, request, instrument or other documents submitted to any party involved in this agreement pursuant to this agreement shall be sent in written form by the address, telex number and fax number, with contact person clearly indicated (if any). The original address, telex number, fax number and contact person (in any) are indicated in the signature page of this agreement.

15.2

Any communication transacted pursuant to this agreement between all parties of this agreement shall be regarded as received when:

(1) upon actual handing over if sent through personnel;

(2) upon accomplishment of the transmission and receipt of the correct reply or fax transmission report if sent through telex or fax;

(3) at 12:00 o'clock (Beijing time) of the midday of the seventh (7th) working day after the registered letter is sent as per the correct address if mailed through letter.

15.3 Any change to its contact person, address, telex number or fax number of any party of this agreement shall be notified to the other party within two (2) days starting from the date of change.

Article 16

Extended Deadline and Partial Invalidity

16.1

No enforcement or delayed enforcement of its/their rights under this agreement by Pledgee or/and Guarantee Agent Bank shall not be regarded as waiver of rights under this agreement. Individual or partial enforcement of such rights by Pledgee and/or Guarantee Agent Bank shall not remove its/their right to be enforced in other ways or to be enforced further, nor shall it affecting its/their enforcement of other rights. Rights and relieves agreed by this agreement shall not remove any rights or relieves bestowed by laws to Pledgee and/or Guarantee Agent Bank.

16.2

If any term of this agreement is held to be illegal, invalid or unenforceable in any way and at any time, the legality, effectiveness and enforcement of other terms of this agreement shall not be affected thereby.

Article 17

Applicable Laws and Jurisdiction

17.1

This Agreement shall be governed by and construed in accordance with the laws of People’s Republic of China (including but not limited to the current effective Chinese laws, administration regulations, decisions and orders issued by the State Council, local regulations issued by People's Congress at each level, and regulations issued by each ministry and commission of State Council and local people’s government, excluding the laws of Hongkong Special Administrative Region, Macao Special Administrative Region and Taiwan).

17.2

Any disputed rising from this agreement shall be settled by friendly negotiation. If no agreement is achieved, the dispute shall be handed to the people’s court located at the place where this agreement is signed.

Article 18

Contract Text

18.1

This agreement is constituted and signed in Chinese.

18.2

Any matters uncovered herein shall be additionally agreed by Pledgor, Pledgee and Guarantee Agent Bank, and Pledgor shall sign additionally agreement with Guarantee

Agent Bank. If such additional agreement involves the variation of the register content of this agreement, the variation of such additional agreements shall be registered in relevant authority as per law, and such additional agreement enjoys the same legal force with this agreement.

18.3

The appendix of this agreement is an effective integral part of this agreement.

18.4

This agreement is signed in (   ) copies, each for Pledgor, Pledgee and Guarantee Agent Bank. Other copies of instruments are temporarily reserved at Guarantee Agent Bank for handling pledge register of this agreement. Each copy of the original instrument has the same legal force.

(The remainder of this page is intentionally left blank.)

Page of Signature

Pledgor:

Wuxi Seamless Oil Pipe Co., Ltd.

Add:

P.O.:

Principal:

Tel:

Fax:

Contact Person:

Authorized signer:

Name:                                    seal

Title:

Date:

Guarantee Agent Bank:

Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch

Add:

P.O.:

Principal:

Tel:

Fax:

Contact Person:

Authorized signer:

Name:                                    seal

Title:

Date:

Appendix for Accounts Receivable Pledge Contract:

List of Basic Trade Contract

Contract name	Time for signature	Name of obligor	Contract amount	Remark

Appendix 13

Wuxi Seamless Oil Pipe Co., Ltd.

(as the Mortgagor)

and

Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch

(as the Guarantee Agent Bank)

Wuxi Seamless Oil Pipe Co., Ltd. Structured Bank Consortium Comprehensive Credit and Loan Agreement with an Amount Equivalent to RMB 3.5 Billion Floating Mortgage Contract (Form)

Date:

This Floating Mortgage Contract (No.: WSP Structured Bank Consortium Accounts Receivable Pledge No.( )) was signed by the following parties in Wuxi Hi-new Technical Industries Development Zone on          .

(1)

Wuxi Seamless Oil Pipe Co., Ltd. (WSP) is a limited liability company legally established and efficiently existing in China. The company is located No. 235, Chengnan Road, Wuxi Hi-new Technical Industries Development Zone. The company serves as the Pledgor (hereinafter called “Pledgor”);

(2)

Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch serves as Guarantee Agent Bank (hereinafter called “Guarantee Agent Bank”).

Whereas:

1.

WSP as Borrower (hereinafter called “Borrower”); Bank of China Limited Jiangsu Branch as Arranging Bank; Bank of China Limited Wuxi Branch and Agricultural Bank of China Limited Wuxi Branch together as Co-lead Bank; Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch as Credit Agent Bank; Agricultural Bank of China Wuxi New District Sub-branch and Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch together as Guarantee Agent Bank; and all financial institutions listed in Appendix 1 as the Participant Bank (hereinafter called “Participant Bank”) entered into a WSP Structured Bank Consortium Comprehensive Credit and Loan Agreement with an Amount Equivalent to RMB 3.5 Billion on August 29, 2011 (hereinafter called “Credit Agreement”);

2.

Mortgagor intends to mortgage its related assets to Bank of China Limited Wuxi Branch, Agricultural Bank of China Limited Wuxi Branch, Nanyang Commercial Bank (China) Limited Wuxi Branch, China Merchants Bank Co., Ltd. Wuxi Branch, Industrial and Commercial Bank of China Limited Wuxi Branch, China CITIC Bank Corporation Limited Wuxi Branch, Shanghai Pudong Development Bank Co., Ltd. Wuxi Branch, China Everbright Bank Co., Ltd. Wuxi Branch, Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch, Agricultural Bank of China Wuxi New District Sub-branch (hereinafter called Mortgagee) to guarantee borrower to implement Credit Agreement;

3.

According to Article 13 of Credit Agreement, Mortgagor shall enter into this Floating Mortgage Contract with Guarantee Agent Bank acting as the agent for participant bank.

Article 1

Definition and Explanation

1.1

Terms as defined and explained in Credit Agreement shall have the same meaning when used herein unless otherwise specified.

Article 2

Mortgaged Articles

2.1

Mortgaged Articles under this agreement refers to all and any production equipment, raw materials, semi-finished products and / or products that are currently or will be legally owned by Mortgagor (hereinafter called “Mortgaged Articles”):

(1)

For the purpose of this agreement, “production equipment” refers to all machines,

equipment and facilities that are used by Mortgagor for its production and any other purposes within its business scope (except those already mortgaged to Bank Consortium), whether they are already fixed to any real property;

(2)

For the purpose of this agreement, “raw material” refers to all raw materials, materials and auxiliary materials, etc. that are used by Mortgagor for its production and any other purposes within its business scope;

(3)

For the purpose of this agreement, “semi-finished products” refer to any articles that are not in the final form of products;

(4)

For the purpose of this agreement, “products” refer to any product in stock that are not sold by Mortgagor, and those still owned by Mortgagor although sales contract and other agreement are entered into.

2.2

If the mortgaged articles include the articles limited by laws, Mortgagor shall give a written description to Guarantee Agent Bank. If Mortgagee suffers from losses during exercise of mortgage rights because Mortgagor fails to give such written description, Mortgagor shall make compensation with the liability not limited to its mortgaged guarantee responsibility.

2.3 During the execution of this agreement, if the mortgaged articles suffer from the damage, loss or collection, the Mortgagee enjoys the preferential compensation right for the insurance fund and compensation money. If the liabilities guaranteed don’t expiry, the Mortgagee can draw the insurance fund and compensation money.

Article 3

Guarantee Scope

3.1 The master contract of this agreement is single agreement and contract (hereinafter called “Master Contract”) signed or to be signed of the Credit Agreement and its amendment or supplement agreement.

3.2 The Primary Creditor’s Rights under this agreement is that realized within the validity of Credit Agreement with maximum principal not exceeding the amount equivalent to RMB3,500,000,000, which is established because the participant bank provides the liquid capital loan and trade financing to the borrower, as well as the creditor’s rights to the borrower that is obtained by the participant bank as per the Credit Agreement (hereinafter called primary creditor’s right).

3.3 The maximum amount of creditor’s rights guaranteed as per this agreement (hereinafter called “Guaranteed Liabilities”)is the sum of the followings:

(1) Primary creditor’s right;

(2) Interests (including legal interests, appointed interests, compound interests, penalty interests) causing from the principal of primary creditor’s right;

(3) Charges unpaid by the borrower as per the provisions stated in the Credit Agreement during the execution of the agreement;

(4) Compensation funds, default funds and damage compensation because the borrower cannot obey any provisions stated in Credit Agreement;

(5) Expenses (including, but not limited to the charges for lawsuits, property preservation, traveling, evaluation, auction, lawyer, notary, execution) paid by the Participant Bank and its Guarantee Agent Bank for realizing the creditor’s rights under the Credit Agreement and guaranteed rights and interests under this agreement.

3.4 The loan deadline of liquid fund loan under the Credit Agreement is 36 months as of the withdrawal date of first sum of loan funds. The credit deadline of trade financing is 36 months as of the withdrawal date of first sum of loan funds. The Mortgagee shall execute the mortgage right under this agreement during the limitation of legal proceedings of primary creditor’s right.

Article 4

Efficacy of Mortgage Guarantee

4.1 The guaranteed duties of Mortgagor under this agreement are continuous. The efficacy has continued to the date when the borrower pays off the principals, interests and other funds payable of liquid fund loan and trade financing owed to the bank consortium under the Credit Agreement to the Mortgagee, which will be influenced because the Mortgagor or borrower or other person makes the liquidation, mergence, separation, reorganization and bankruptcy and changes other organization or makes other arrangement to the borrower’s debts.

4.2 This agreement will not be affected because the bank consortium and borrower amends, replenishes and alters all or partial articles of Credit Agreement. When the Mortgagee and borrower agree to prolong or delay the repayment of any due creditor’s rights under the Credit Agreement, this agreement will continue to be valid.

4.3 The efficacy of this agreement is independent of the Credit Agreement and will not be invalid because of invalidity of Credit Agreement. If the Credit Agreement is invalid or cancelled, the Mortgagor shall compensate all the losses of Mortgagee with the scope of guaranteed debts.

4.4 The mortgage under this agreement is that beyond any guarantee, rights, powers and other remedies held by the Mortgagee and agent bank as per the laws or other guarantee documents, which is accumulative with the foregoing rights, powers and remedies and independent of them.

4.5 If guaranteed debt under this agreement is paid off, however, such liquidation is confirmed to be invalid or cancelled by the authority department. The Mortgagor shall continue to bear the guarantee liabilities, which will be not limited by the guarantee period and lawsuit efficacy.

4.6 The Mortgagor and Mortgagee confirm and agree that if any Participant Bank transfers any right and duties under its Credit Agreement to other transferee bank as per the appointment stated in the Credit Agreement, rights and duties under this agreement that are related to the above transferred rights and duties are transferred to this transferee bank together. The Mortgagor agrees to bear the guarantee liability to the transferee bank and coordinate them to complete the alteration formalities of relevant mortgage register based on this agreement.

Article 5

Mortgage Register

5.1 The Guarantee Agent Bank and Mortgagor shall finish handling the mortgage register formalities at the industrial and commercial administrative department located at the place of Mortgagor as per Chinese laws and rules in 20 working days after signing the list of mortgaged articles. If the Mortgagor cannot finish handling the mortgage register formalities during the foregoing period because of the reason of relevant register departments, the foregoing period shall be relatively delayed.

5.2 This agreement becomes valid after singed by the Mortgagor and Guarantee Agent Bank. The mortgage right for the articles in the mortgaged articles list is set as of the signing date of this agreement. Except that the mortgage right for some mortgaged articles in the mortgaged articles list is set as per Chinese laws and rules as of the mortgage register date.

5.3 When Mortgagor shall handle registration of mortgaged articles according to this agreement, other right certificate and relevant property right certificate of mortgaged shall be handed to Guarantee Agent Bank for keeping. Within 10 days after all the guaranteed debts are paid off and the Mortgagor submitted the written application, the Guarantee Agent Bank shall return the original of the foregoing documents to the Mortgagor and help the Mortgagor to handle relevant formalities of mortgage register cancellation. The charges arising from this will be borne by the Mortgagor.

5.4 If the mortgage register matters happen and the alteration register is needed, the Mortgagor and Guarantee Agent Bank shall go to relevant register authority to handle the alteration register in 15 days after the alteration of register matters.

Article 6

Application and Transfer of Mortgaged Articles

6.1 The Mortgagor is entitled to use the mortgaged articles for its normal production and operation and for the intended purpose of mortgaged articles. The mortgage right under this agreement will not affect Mortgagor to use mortgaged articles for purposes within its business scope or the intended purpose of mortgaged articles.

If Guarantee Agent Bank has reasonable reasons to believe that Mortgagor uses its mortgaged articles out of its normal production and operation scope or out of the scope of the intended purpose of mortgaged articles, Guarantee Agent Bank has the right to require Mortgagor to provide related documents showing the application of mortgaged articles. If Guarantee Agent Bank still considers that the application is out of the above scope after reviewing those documents, Guarantee Agent Bank is entitled to take reasonable measures to stop Mortgagor to withdraw or use all or partial mortgaged articles.

6.2 Mortgagor shall provide List of Mortgaged Articles and description of current values to Guarantee Agent Bank upon request from time to time.

6.3 Guarantee Agent Bank has the right to stop any conducts of Mortgagor which may cause damage or loss to mortgaged articles.

6.4 On the signing date of this agreement, Mortgagor shall hand the details of mortgaged articles to Guarantee Agent Bank, and confirms that except those listed (if any), Mortgagor does not rend, transfer, assign, abandon or dispose in any way any part of the mortgaged articles.

6.5 Notwithstanding any mortgage established under this agreement, Mortgagor can still render, transfer mortgaged articles, or dispose in any way, or change renter during its normal production and operation activities before any breach of this agreement which causes Mortgagee notifies Mortgagor the frozen of mortgaged articles based on this agreement occur; however, Mortgagor shall timely notify Guarantee Agent Bank in case any of the disposal incurred to mortgaged articles.

6.6 Within the validity of this agreement, except Mortgagor transfers mortgaged articles for the purpose of its normal production and operation or for the intended purposes of mortgaged articles, other transfer shall be approved by Guarantee Agent Bank. If Mortgagor transfers mortgaged articles upon the approval of Guarantee Agent Bank, the amount obtained from such transfer shall prepay or withdraw “guaranteed debt” to Mortgagee.

If Guarantee Agent Bank considers that the proposed price for transferring mortgaged articles is evidently less than the value of such mortgaged article, Mortgagor shall provide additional corresponding guarantee according to the requirements of Guarantee Agent Bank. If under such situation, the transfer of mortgaged articles by Mortgagor according to this agreement shall not negatively affect the rights and interests of Mortgagee.

Article 7

Insurance of Mortgaged Articles

7.1 The Mortgagor shall insure the mortgaged articles in 3 days after having the insured condition. The insurance premium will be borne by the Mortgagor. The insured company of the Mortgagor shall be the insurance company with rich strength and good prestige. The insured type and scope shall meet relevant provisions of trade standard and national insurance. The insured amount cannot be less than the market value of the mortgaged articles. The Mortgagor shall notify the Guarantee Agent Bank in 3 days after insured.

During the execution of this agreement, the Mortgagor cannot discontinue any insurance required by the Guarantee Agent Bank. Otherwise, the Mortgagee has right to continue the insurance or insured instead of the Mortgagor. All the charges arising from this will be borne by the Mortgagor. The Mortgagor will bear all the liabilities to the Mortgagee because discontinuing the insurance.

7.2 The original of insurance policy for the insurance handled as per Article 7.1 of this agreement shall show the Guarantee Agent Bank as the first beneficiary. The Mortgagor shall transfer the original of insurance policy to the Mortgagee in 7 days after insurance (or renewal of insurance).

If the Mortgagor has insured the mortgaged articles before signing this agreement, the Mortgagor shall handle the transfer formalities of insurance rights and interests of mortgaged articles insured to guarantee bank and transfer the original of relevant vouchers to Guarantee Agent Bank in 7 days after signing this agreement.

If the insured property is damaged, the Guarantee Agent Bank has right to use the insurance compensation for the repair of damaged parts of mortgaged articles. If not repaired, the insurance compensation as the increased earnest money shall be directly transferred into the special debts reimbursement account opened by the borrower in the Guarantee Agent Bank.

7.3 If the Mortgagor cannot insure the mortgaged articles as per Article 7.1 and 7.2 of this agreement, the Guarantee Agent Bank has right to choose the insurance company for insurance as per the insurance type and amount stated in Article 7.1 of this agreement. If the Guarantee Agent Bank notifies the Mortgagor in writing and the Mortgagor cannot correct the conducts during the deadline stated in the written notification. The insurance premium will be borne by the Mortgagor.

Article 8

Declaration and Guarantee of Mortgagor

8.1 The Mortgagor hereby makes the following statement and guarantee to the Mortgagee:

(1) The Mortgagor is a limited liability company legally established and effectively existing in China;

(2) The Mortgagor has full capacity of civil rights and conducts to develop the business, sign this agreement, execute the rights and fulfill the duties as per this agreement;

(3) The internal procedures of company needed when the Mortgagor signs this agreement and executes the rights and fulfills the duties as per the contract has been accomplished; the person who signs this agreement on behalf of the Mortgagor is the effective authorized representative of Mortgagor. This agreement signed by this person is binding upon the Mortgagor;

(4) The duties of Mortgagor under this agreement are the legal and effective duties, which are binding upon the Mortgagor. The duties can be fulfilled as per the articles stated this agreement.

(5) The Mortgagor signs this agreement and executes the rights and fulfills the duties as per the contract, which cannot and will not disobey the following documents or conflict with the following documents:

(i) Any agreement, contract or any other contractual documents constraint to the property, which shows the Mortgagor as one party;

(ii) Articles of Incorporation and other essential documents of Mortgagor;

(iii) Any laws, rules, regulations, normative documents, judgment, verdict and adjudication;

(6) The Mortgagor has obtained the establishment, performance and execution of this agreement and all the authorization, approval and permit required by exchange under the contract. The authorization, approval or permit is legal and effective;

(7) The Mortgagor signs this agreement, executes the rights and fulfill the duties as per the contract, which is the commercial conducts for the commercial purpose and is subject to the civil and commercial laws;

(8) During any justice procedures continued in China, the Mortgagor or Mortgagor’s property will not enjoy the immunity or special right during the lawsuit, verdict, execution, property preservation or other legal procedures;

(9) The Mortgagor doesn’t attend any lawsuit, arbitration or similar legal procedures with great adverse influences;

(10) No person takes any legal procedures to execute the business stopping, liquidation, reorganization, bankruptcy, dismiss or similar procedures to the Mortgagor;

(11) The Mortgagor legally has the ownership and disposal right of mortgaged articles. The ownership of mortgaged articles without any dispute can be legally regarded as the subject of mortgage guarantee. If the mortgaged articles belong to the mortgaged property which must be approved by relevant departments, the Mortgagor shall guarantee to have obtained the legal and effective approval or consent;

(12) Except the guarantee stated in this agreement, the mortgaged articles have no problems such as any type of share, rights and interests of any third party, any ownership dispute or any adverse influence for the Mortgagee to execute the mortgage rights.

8.2 Mortgagor hereby confirms that Mortgagee authorizes Guarantee Agent Bank to sign this agreement and executes its obligations under this agreement on the basis that it fully believes the above declaration and guarantee.

8.3 The foregoing statements and guarantee made by the Mortgagor must be correct during the execution of this agreement. The Mortgagor guarantees to provide more documents as per the requirement of Guarantee Agent Bank.

Article 9

Promise of Mortgagor

From the valid date of this agreement to the termination date of rights and duties under this agreement, the Mortgagor promises to the Mortgagee:

9.1 The Mortgagor shall maintain legal and effective continuousness of status of legal person of the enterprise and obey all applicable laws and rules.

9.2 The Mortgagor shall ensure the business nature and scope will not have changes with great adverse influences.

9.3 Except disposing the mortgaged articles as per the appointment stated in this agreement, the mortgaged articles will be owned and kept by the Mortgagor and will continue to be owned and kept by the Mortgagor during the execution of the contract.

9.4 Once the followings happen, the Mortgagor shall notify the Guarantee Agent Bank in 3 days after the events happen:

(1) Default events stated in Article 10.1 of this agreement;

(2) Any lawsuit, arbitration or legal procedures stated in Article 8.1.(8) of this agreement;

(3) Some disputes happen with the ownership of mortgaged articles or the preservation measures have been taken;

(4) Mortgaged articles are most, or totally or partially damaged;

(5) Any great adverse events happen or will happen in the opinion of Mortgagor.

9.5 The Mortgagor provides all the documents and materials related to the mortgaged matters under this agreement to the Guarantee Agent Bank and guarantee the foregoing documents are true, correct and complete.

9.6 The Mortgagor shall truly show the defects of mortgaged articles stated in the appendix of this agreement to the Guarantee Agent Bank and make the repair or supplement for the defects as per the requirements of Guarantee Agent Bank.

9.7 If the mortgaged articles include the property limited for circulation by laws, the Mortgagor has the duty to give a written description to Guarantee Agent Bank. If Mortgagor fails to give written description and causes losses to Mortgagee during its exercise of mortgage right, Mortgagor shall make compensation.

9.8 The Mortgagor shall keep well the mortgaged articles and be responsible for repairing and maintaining and ensure the completeness of mortgaged articles and coordinate the Guarantee Agent Bank and employed agency to investigate and check the situation of mortgaged articles and take some measures for the suggestion put forward by the Guarantee Agent Bank for the purpose of completeness of mortgaged articles during the investigation and check. The Mortgagor shall submit the check report of mortgaged articles to the Guarantee Agent Bank on schedule and provide the certificate for the situation of mortgaged articles according to continuous reasonable requirement of Guarantee Agent Bank.

9.9 The Mortgagor shall be responsible for handling the evaluation, notary, verification and keeping of mortgaged articles stated in this agreement and cooperate with the Guarantee Agent Bank to handle the register formalities of mortgaged articles stated in the contract. The Mortgagor shall bear all the charges for the foregoing matters. Relevant evaluation, notary and verification institutions shall be firstly approved by the Guarantee Agent Bank.

9.10 If any mortgaged articles stated in the mortgaged article list of appendix of this agreement are lost or damaged because of the conducts of the Mortgagor, the Mortgagor shall immediately stop the conducts and notify the Guarantee Agent Bank of the situation of mortgaged articles in time and restore the value of mortgaged articles during reasonable period or provide the property mortgage equal to the value of lost and damaged articles to the Guarantee Agent Bank or provide the approval guarantee to the Guarantee Agent Bank, handle relevant evaluation and register formalities. If the Mortgagor cannot provide, the Mortgagee can sell the mortgaged articles at auction or dispose them and prepay or draw the guaranteed debts with the amount obtained by auction and disposal after negotiation with the Mortgagor.

9.11 If the third party who provides the guarantee (including, but not limited to the guarantee ways such as the guarantee, mortgage and pledge) for the primary creditor’s right stated in Article 3 of this agreement sets the mortgage and/pledge for the interests of Mortgagee in its own property and the Mortgagee gives up the mortgage right provided by the third party, syn-position of mortgage right or change the mortgage right or mortgage right provided by the third party, the guarantee scope of Mortgagor will not decrease and still keep same with those stated in Article 3 of this agreement. The foregoing conducts of the Mortgagee will not affect and exempt from any duties and guarantee liabilities of Mortgagor under this agreement. The Mortgagor cannot require of alleviating the responsibilities of the Mortgagor within the scope of giving up of the Mortgagee. Meanwhile, the Mortgagor gives up requiring the Mortgagee to firstly execute the defense right of mortgaged and/or pledged articles of the third party.

Article 10

Default Events

10.1 Each of the following events will consist of the default events under this agreement:

(1) Any default events stated in Credit Agreement;

(2) Any default events for applicable guarantee agreement or contract happens with the third party who provides the guarantee (including, but not limited to the guarantee ways such as the guarantee, mortgage and pledge) for the primary creditor’s right stated in Article 3 of this agreement, except that the debts guaranteed by the third party under the guarantee agreement or contract is nor more than RMB RMB10,000,000;

(3) The Mortgagor disobeys the statements and guarantee stated in Article 8 of this agreement or promise stated in Article 9 and cannot make the remedies satisfying the Guarantee Agent Bank on the informed date of the Mortgagor or in 10 working days as of the notification date when the Guarantee Agent Bank requires the Mortgagor to make the remedies;

(4) The Mortgagor doesn’t truly show the defects of mortgaged articles stated in the appendix of this agreement and cannot make the remedies satisfying the Guarantee Agent Bank on the informed date of the Mortgagor or in 10 working days as of the notification date when the Guarantee Agent Bank requires the Mortgagor to make the remedies;

(5) The Mortgagor doesn’t handle the insurance formalities of mortgaged articles as per the appointments stated in the appendix of this agreement and cannot make the remedies satisfying the Guarantee Agent Bank in 10 working days as of the notification date when the Guarantee Agent Bank requires the Mortgagor to make the remedies;

(6) The Mortgagor doesn’t handle the register formalities of mortgaged articles as per the appointments stated in the appendix of this agreement and cannot make the remedies satisfying the Guarantee Agent Bank in 5 working days as of the notification date when the Guarantee Agent Bank requires the Mortgagor to make the remedies;

(7) The Mortgagor arbitrarily sells, rents, transfers, contracts, donates, re-mortgages, buys the share in kind or disposes all the mortgaged articles listed in the mortgaged article list of Appendix of this agreement;

(8) The Mortgagor conceals the existing problems of mortgaged articles such as share,

dispute, sealed up, frozen, detained or set for mortgage, etc;

(9) Any mortgaged articles owned and kept by the Mortgagor are lost and damaged. The insurance of the mortgaged articles cannot be workable or insurance company refuses to compensate in any reason;

(10) The Mortgagor hinders (including act or negative act) the Guarantee Agent Bank to dispose the mortgaged articles as per the appointment stated Article 11 of this agreement in any way.

(11) The Mortgagor doesn’t fulfill other duties under this agreement.

(12) Other events which will bring great adverse influences in the opinion of Mortgagee.

10.2 After any default events stated in Article 10.1 of this agreement, the Guarantee Agent Bank has right (must if required by the majority of Participant Bank) to adopt one or more following actions:

(1) If the credit funds are not granted, notify the borrower in writing and announce the credit funds required in all or partial withdrawal notification, but not withdrawn or granted; After announcement, this part of credit fund will immediately terminate being withdrawn or granted;

(2) Notify the borrower in writing and announce all or partial credit balance together with all accrued interests, charges and other funds under the agreement shall be immediately on maturity and payable;

(3) Notify the Mortgagor in writing and announce to dispose the mortgaged articles in the way of auction, disposal and discount. The amount will be executed as per Article 10 of this agreement.

(4) Notify the borrower in writing and require the borrower to provide the guarantee for the primary creditor’s right under the creditor’s right;

(5) Notify the Mortgagor in writing and require the Mortgagor to pay the compensation for compensating all direct and indirect losses (including, but not limited to guaranteed debts) of the Guarantee Agent Bank because the default of the Mortgagor;

(6) Take the proceedings to the People’s Court of signing place of this agreement;

(7) Execute other rights stated in laws and this agreement.

10.3 The compensation stated in Item (5), Article 10.2 of this agreement will consist of an independent debts of Mortgagor to the Mortgagee that is payable upon request.

10.4 In light of requirement and written proof of any Participant Bank, the Mortgagor shall compensate any losses and charges (including, but not limited to the lawyer’s fee and lawsuit fee) or expenditures because any default events happen or the Mortgagor doesn’t fulfill any duties under this agreement to the Participant Bank.

Article 11

Realization of Mortgage Right

11.1 If any default events under Article 10.1 of this agreement happen, the Guarantee Agent Bank has right to legally dispose the mortgaged articles by auction, disposal and discount. The amount obtained by the disposal of mortgaged articles will be used to liquidate the guarantee debts. To dispose the mortgaged articles shall be done via the Guarantee Agent Bank. The Guarantee Agent Bank shall pay any funds obtained by disposing the mortgaged articles to each Mortgagee and agent bank as per the following way and orders:

(1) Limited by the amount obtained from disposing of raw materials, semi-finished products, finished products under trade financing between participant bank and borrower, pay any interests (including, but not limited to interests, compound interests and penalty interests), costs and principals that are due but not paid by borrower under such trading financing to participant bank.

(2) Pay the charges paid by the Mortgagee and agent bank for realizing the creditor’s right under the Credit Agreement and guarantee interests under this agreement and any other charges, default money and damage compensation payable by the Mortgagor under this agreement to the Mortgagee and agent bank;

(3) Pay any reasonable charges, default money and damage compensation due and unpaid by the borrower under the Credit Agreement to each Participant Bank and agent bank;

(4) Pay the interests (including, but not limited to interests, compound interests and penalty interests) of liquid funds loan due and unpaid by the borrower to each Participant Bank under the Credit Agreement according to the proportion of unpaid loan funds granted by each Participant Bank accounting for the loan balance of all the Participant Banks;

(5) Pay the principal of any liquid funds loan due and unpaid by the borrower to each Participant Bank under the Credit Agreement according to the proportion of unpaid loan funds granted by each Participant Bank accounting for the loan balance of all the Participant Banks;

(6) Pay the interests and charges for credit funds of any bank acceptance bill due and unpaid by the borrower to each Participant Bank under the Credit Agreement according to the proportion of unpaid credit funds of bank acceptance bill accepted by each Participant Bank accounting for total unpaid credit funds of bank acceptance bill accepted by all the Participant Banks.

(7) Pay the principal for credit funds of any bank acceptance bill due and unpaid by the borrower to each Participant Bank under the Credit Agreement according to the proportion of unpaid credit funds of bank acceptance bill accepted by each Participant Bank accounting for total unpaid credit funds of bank acceptance bill accepted by all the Participant Banks;

(8) Pay the accrued interests (including, but not limited to interests, compound interests and penalty interests) and charges of any trade financing credit funds due and unpaid by the borrower to each Participant Bank under the Credit Agreement according to the proportion of unpaid trade financing credit balance granted by each Participant Bank accounting for the total trade financing credit balance of all the Participant Banks;

(9) Pay the principal of any trade financing credit funds due and unpaid by the borrower to each Participant Bank under the Credit Agreement according to the proportion of unpaid trade financing credit balance granted by each Participant Bank accounting for the total trade financing credit balance of all the Participant Banks;

(10) Pay any other funds due and unpaid by the borrower to each Participant Bank under the Credit Agreement according to the proportion of unpaid credit funds granted by each Participant Bank accounting for the total credit balance of all the Participant Banks;

11.2 When disposing the mortgaged articles as per the provisions stated in Article 11.1 of this agreement, the Guarantee Agent Bank has right to legally take the following actions:

(1) Within the scope of laws, according to the requirement of Guarantee Agent Bank, has right to dispose the mortgaged articles by the way of auction, disposal and discount in the proper and fair market price at proper time.

(2) Require the Mortgagor to pay the necessary charges paid by the Guarantee Agent Bank for executing any right under the laws and this agreement;

(3) Settle and harmonize any right assertion related to the mortgaged article, submit the arbitration or lawsuit proceedings or execute in other ways or permit others to execute;

(4) In order to realize any right under this agreement, execute other rights or take legal actions.

The Guarantee Agent Bank has right to choose all or partial foregoing right or temporarily postpone to execute any right.

11.3 If the amount obtained after the Guarantee Agent Bank disposes the mortgaged articles under this agreement as per the appointment stated in Article 11.1 of this agreement cannot enough pay the guaranteed debts, the Guarantee Agent Bank has right to pursue to the borrower. If exceeding the guarantee scope stated in Article 3 of this agreement, the exceeding party shall be owned by the Mortgagor.

11.4 If any third party proposes any assertion or any objection to the mortgaged articles with any reason, all the results and liabilities will be borne by the Mortgagor. The foregoing assertion and objection of the third party will not affect the Guarantee Agent Bank to dispose the mortgaged articles as per the appointment stated in this agreement.

Article 12

Taxes and Charges

12.1 All the taxes and charges (including, but not limited to the charges of lawyer, notary, register and stamp under this agreement and charges for insurance, transport, storage, evaluation, repair and maintenance of mortgaged articles) related to this agreement and mortgaged articles under this agreement shall be borne by the Mortgagor.

12.2 According to the requirement of Guarantee Agent Bank, the Mortgagor shall immediately enough compensate all reasonable expenditures and charges, including, but not limited to the financial charges, lawyer charges and lawsuit charges paid for disposing mortgaged articles stated in Article 11 of this agreement paid by the Guarantee Agent Bank for executing the rights under this agreement or any documents at any place of jurisdictions to the Guarantee Agent Bank.

12.3 The Mortgagor shall pay all the current and future register charges and other taxes and charges collected from the Mortgagor for this agreement and any documents at any time.

12.4 Any funds paid by the Mortgagor to Mortgagee and Guarantee Agent Bank shall be enough paid as per this agreement. The Mortgagor cannot propose any assertion of offsets and anti-reimbursement, as well as any limitation or condition.

Article 13

Changes of Subject

This agreement is binding upon each party of the contract and their own successors and transferees.

Article 14

Information Disclosure

14.1 The Guarantee Agent Bank has right to keep secrete for any information related to all the documents (including, but not limited to the evaluation report, insurance documents and mortgage register documents, etc) under this agreement provided by Mortgagor or its representative. But, the Guarantee Agent Bank and Mortgagee have right:

(1) Disclose the well-known information (excluding the well-known information because the Guarantee Agent Bank breaks this article);

(2) Disclosure the information during any lawsuit and arbitration procedures;

(3) Disclose this information as per the requirement of laws;

(4) Disclose this information to co-lead bank or any Participant Bank;

(5) Disclose this information to any governmental, financial, taxation or other relevant supervision departments;

(6) Disclose the information to its professional consultant;

(7) Disclose the information within the scope of Article 14.2 of this agreement;

(8) Disclose the information after approved by the Mortgagor.

14.2 The Mortgagor has right to disclose to any related party and/or any person (hereinafter called “Participant”) related to any transfer or other agreement of this agreement that may be or already signed by Mortgagee;

(1) Copies of any documents (including, but not limited to the evaluation report, insurance documents, mortgage register documents, etc) related to this agreement;

(2) Any other information related to the above documents that Mortgagor has obtained.

But, before the participant receives any secrete information, this participant must submit the written promise upon agreeing to keep secret as per Article 14.1 of this agreement to the Guarantee Agent Bank.

14.3 The appointments stated in Article 14.1 and 14.2 substitute for any secret promise made by the Mortgagor before becoming the party of this agreement.

Article 15

Amendment and Supplement

15.1 The Guarantee Agent Bank can amend the articles in this agreement in writing together with the Mortgagor. If the amendment refers to the alteration of registered matters stated in this agreement, the Mortgagor has duties to help the Guarantee Agent Bank to handle the alteration register in the register authority. Any amendment on basis of this is binding upon all the Mortgagees, Guarantee Agent Banks and Mortgagors.

15.2 If the borrower and bank consortium amends the Credit Agreement as per the appointment stated in the agreement and the amendment of Credit Agreement involves in the alteration of registered matters stated in this agreement, the Mortgagor has duties to help the Guarantee Agent Bank to handle the alteration register in the register authority.

15.3 In order to meet the requirement for handling the mortgage register, after proposal of Guarantee Agent Bank, the Mortgagor has duties to sign the supplement agreement of this agreement with the Guarantee Agent Bank or any mortgage agreement in conformity with the content of this agreement and qualified in the register authority.

Article 16

Notification

16.1 Any notification, request, instruments or other documents sent to any party under this agreement as per this agreement shall be sent to the recipient in writing based on the address or telex code or fax number appointed by the recipient. The address, telex code and fax number and contact person appointed by each party shall be listed in the signing page of this agreement.

16.2 Any communications executed by each party of this agreement shall be regarded as the receiving of the recipient in the following situation:

(1) When actual delivered if sending by person;

(2) If sending by telex or fax, receive the correct feedback or fax report after finishing the sending;

(3) If mailing by the letter (including EMS), 12:00 am (Beijing Time) in 7 working days after sending register letter as per correct address.

16.3 After each party of this agreement changes the contact person, address, telex code or fax number, the party shall notify the alteration to the credit agent bank in 2 working days after changes.

Article 17

Extended Deadline and Partial Invalidity

17.1 Any Mortgagee and/or Guarantee Agent Bank haven’t executed or delay to execute any rights under this agreement, which will not be regarded as the abandon of these rights.

If the Mortgagee and/or Guarantee Agent Bank independently or partially execute these rights, it shall not be excluded that they further execute these rights in other way or execute other right or special rights. The rights and relief stated in this agreement shall not be excluded from any rights or relief given by the laws and rules to the Mortgagee and/or Guarantee Agent Bank.

17.2 If any article under this agreement is illegal, invalid or unfulfilled at any time, the legality, validity or execution of other articles under this agreement will be not affected or decreased.

Article 18

Applicable Laws and Jurisdiction

18.1 This agreement is subject to Chinese laws (including, but not limited to Chinese prevailing effective laws, administrative laws and rules, decisions and orders issued by State Council, local laws and rules issued by local People’s Congress, rules issued by each department and commission of State Council and Local People’s Government. Based on this purpose, Chinese laws don’t include the laws of Taiwan, HK Special Administrative Region and Macao Special Administrative Region) and is explained in light of it.

18.2 If any dispute is arising during the execution of this agreement, each party shall settle it by friendly consultation. If not settled, this dispute will be subject to People’s Court at the signing place of this agreement.

Article 19

Contract Text

19.1 This agreement is established and signed in Chinese.

19.2 The matter not stated in this agreement will be negotiated by the Mortgagor, co-lead bank and Guarantee Agent Bank. The supplement agreement can be signed by the Mortgagor and Guarantee Agent Bank. If the supplement agreement refers to the alteration of registered contents in the contract, the alteration register formalities shall be handled based on the supplement agreement. The supplement agreement will have same legal effect with this agreement.

19.3 The appendix of this agreement is the effective part of this agreement.

19.4 This agreement shall be signed in ( ) originals. Each of Mortgagor, Mortgagee and Guarantee Agent Bank hold one. Other originals shall be kept in the Guarantee Agent Bank for the mortgage register of this agreement. Each original has the same effect.

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Page of Signature

Pledgor:

Wuxi Seamless Oil Pipe Co., Ltd.

Add:

P.O.:

Responsible personnel:

Tel:

Fax:

Contact personnel:

Authorized personnel for signature:

Name:                                    seal

Title:

Date:

Guarantee Agent Bank:

Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch

Add:

P.O.:

Responsible personnel:

Tel:

Fax:

Contact personnel:

Authorized personnel for signature:

Name:                                    seal

Title:

Date:

Appendix 14

Transfer Certificate (Form)

No.: WMLSJGHYTCERG( )No.( )

To:

Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch

As the credit agent bank agreed in the credit agreement (defined as follows)

Wuxi Seamless Oil Pipe Co., Lt.

As the borrower (hereafter the "borrower") defined in the credit agreement (defined as follows)

Case: WSP Structured Bank Consortium Comprehensive Credit and Loan Agreement with an Amount Equivalent to RMB 3.5 Billion signed on Aug 29, 2011

Our bank hereby confirms WSP as the borrower, Bank of China Limited Jiangsu Branch as the arranging bank, Bank of China Limited Wuxi Branch and Agricultural Bank of China Limited Wuxi Branch as the co-lead bank, Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch as credit agent bank, Agricultural Bank of China Wuxi New District Sub-branch and Bank of China Limited Wuxi Hi-tech Industrial Development Zone Sub-branch as mutual guarantee agent bank, the financial institution listed in Appendix 1 of credit agreement as participant bank (hereinafter called “Participant Bank”), who signed WSP Structured Bank Consortium Comprehensive Credit and Loan Agreement with an Amount Equivalent to RMB 3.5 Billion (hereinafter called “Credit Agreement”) on Aug 29, 2011.

The vocabularies and terms defied in the credit agreement have same meaning in the subscription letter.

The transfer bank and the transferee bank hereby agree that the transfer bank shall transfer its all of or part of the rights and obligations listed in the Credit Agreement to the transferee bank According to Article 23.

The transferring date shall be ____________________.

The address of the handling institution of the transferee bank shall be listed in the Transferred Loan Commitments filled and singed according to the form of Appendix 15.

Article 23 of the Credit Agreement shall constitute an integral part of this conveyance and is binding to the transferee party.

The relevant clauses under the credit agreement shall be binding to the transferee bank upon coming into force of the credit agreement.

This transfer certificate is governed by Chinese law.

Transfer bank:

(seal) of the bank

Representative (signature):

Transferee bank:

(seal) of the bank

Representative (signature):

Date:

Appendix 15

Transferred Loan Commitments (Form)

(Including the relevant rights and liabilities under the Credit Agreement)

Loan commitments of transfer bank RMB	Loan commitments transferred RMB
Proportion of transfer bank in the loan balance RMB	Amount transferred RMB

Transferee bank

Name of the transferee bank:

Handling institution:

Address to which the notice is sent

Tel:

Telex:

Fax:

Contact person:

Transfer bank: (seal) of the bank	Transferee bank: (seal) of the bank
Representative (signature):	Representative (signature):

[•] bank (seal)	[Wuxi Seamless Oil Pipe Co., Ltd.]

Representative (signature):	Representative (signature):

Signing date:

Appendix 16

Financial Indicator Requirements of Borrower During Special Observation Period

The borrower's business indicator during special observation period defined in Article 2.7 of the credit agreement shall:

(1) Asset-liability ratio shall be ≤70%;

(2) Sales revenue shall not be less than the value equivalent to RMB 4,200,000,000;

(3) Net profit shall not be less than the value equivalent to RMB 100,000,000;

(4) Flow ration shall be ≥170%;

(5) Quick ratio shall be ≥120%.